UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-6624
                                                     ---------------------

                Nuveen New York Select Tax-Free Income Portfolio
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: March 31, 2010
                                           ------------------

                  Date of reporting period: March 31, 2010
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                                          [LOGO]
                                                                     NUVEEN
                                                                     Investments

Closed-End Funds

Nuveen Investments
Municipal Closed-End Funds
It's not what you earn, it's what you keep.(R)

Annual Report
March 31, 2010

-----------------  -----------------  -----------------  -----------------
Nuveen Select      Nuveen Select      Nuveen Select      Nuveen California
Tax-Free Income    Tax-Free Income    Tax-Free Income    Select Tax-Free
Portfolio          Portfolio 2        Portfolio 3        Income Portfolio
NXP                NXQ                NXR                NXC

-----------------
Nuveen New York
Select Tax-Free
Income Portfolio
NXN
                                                                              10
                                                                           March

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                                                                     NUVEEN
                                                                     Investments

CHAIRMAN'S
LETTER TO SHAREHOLDERS

[IMAGE]                 Dear Shareholder,

                        The economic environment in which your Fund operates reflects continuing but uneven economic recovery. The U.S. and other major industrial countries are experiencing steady but comparatively low levels of economic growth, while emerging market countries are seeing a resumption of relatively strong economic expansion. The largest source of economic uncertainty is the potential impact of steps being considered by many governments to counteract the extraordinary governmental spending and credit expansion carried out to deal with the financial and economic crisis of 2008. Consequently, the implications for future tax rates, government spending, interest rates and the pace of economic recovery in the U.S. and other leading economies are extremely difficult to predict at the present time. The long term health of the global economy depends on restoring some measure of fiscal discipline around the world, but since all of the corrective steps require economic pain, it is not surprising that governments are reluctant to undertake them.

                        In the near term, governments remain committed to furthering economic recovery and realizing a meaningful reduction in their national unemployment rates. Such an environment should produce continued economic growth and, consequently, attractive investment opportunities. Over the longer term, the larger uncertainty mentioned earlier carries the risk of unexpected potholes in the road to sustained recovery. For this reason, Nuveen's investment management teams are working hard to balance return and risk by building well-diversified portfolios, among other strategies. I encourage you to read the following commentary on the management of your Fund. As always, I also encourage you to contact your financial consultant if you have any questions about your Nuveen Fund investment.

                        On behalf of the other members of your Fund's Board, we look forward to continuing to earn your trust in the months and years ahead.

                        Sincerely,

                        /s/ Robert P. Bremner
                        Robert P. Bremner
                        Chairman of the Board
                        May 21, 2010


                                                            Nuveen Investments 1

PORTFOLIO MANAGERS' COMMENTS

Nuveen Select Tax-Free Income Portfolio (NXP)
Nuveen Select Tax-Free Income Portfolio 2 (NXQ)
Nuveen Select Tax-Free Income Portfolio 3 (NXR)
Nuveen California Select Tax-Free Income Portfolio (NXC)
Nuveen New York Select Tax-Free Income Portfolio (NXN)

Portfolio managers Tom Spalding, Scott Romans and Cathryn Steeves examine economic and municipal market conditions at the national and state levels, key investment strategies, and the twelve-month performance of the Nuveen Select Portfolios. With 34 years of investment experience, Tom has managed the three national Portfolios since 1999. Scott, who joined Nuveen Investments 2000, assumed portfolio management responsibility for NXC in 2003, while Cathryn, who has been with Nuveen since 1996, has managed NXN since 2006.

WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE TWELVE-MONTH REPORTING PERIOD ENDED MARCH 31, 2010?

During this reporting period, the U.S. economy remained under considerable pressure, as both the Federal Reserve (Fed) and the federal government continued their efforts to improve overall conditions. The Federal Reserve maintained the benchmark fed funds rate at a target range of zero to 0.25% after cutting it to this record low level in December 2008. As part of its efforts, the federal government passed the American Recovery and Reinvestment Act of 2009, a $787 billion economic stimulus package intended to provide job creation, tax relief, fiscal assistance to state and local governments and expansion of unemployment benefits and other federal social welfare programs. At its meeting in March 2010, the Fed pledged to keep the fed funds rate "exceptionally low" for an "extended period." In recent months, these and other measures to ease the economic recession have produced some incipient signs of improvement. In the first quarter of 2010, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at a rate of 3.2% annualized. Housing also provided a bright spot, with sales of new and existing homes rising 24% and 13%, respectively, between March 2009 and March 2010. At the same time, inflation remained relatively tame, as the Consumer Price Index (CPI) rose 2.3% for the twelve-months ending March 31, 2010. As of March 2010, the national unemployment rate had remained at 9.7% for three consecutive months, up from 8.6% in March 2009 but down from the 26-year high of 10.1% in October 2009. Municipal market conditions began to show general signs of improvement throughout most of the period. This trend was bolstered by the reduced issuance of tax-exempt municipal debt in the marketplace, due in part to the introduction of the Build America Bond program in April 2009. Build America Bonds are a new class of taxable municipal debt created as part

--------------------------------------------------------------------------------
CERTAIN STATEMENTS IN THIS REPORT ARE FORWARD-LOOKING STATEMENTS. DISCUSSIONS OF SPECIFIC INVESTMENTS ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED AS RECOMMENDATIONS OF INDIVIDUAL INVESTMENTS. THE FORWARD-LOOKING STATEMENTS AND OTHER VIEWS EXPRESSED HEREIN ARE THOSE OF THE PORTFOLIO MANAGERS AS OF THE DATE OF THIS REPORT. ACTUAL FUTURE RESULTS OR OCCURRENCES MAY DIFFER SIGNIFICANTLY FROM THOSE ANTICIPATED IN ANY FORWARD-LOOKING STATEMENTS, AND THE VIEWS EXPRESSED HEREIN ARE SUBJECT TO CHANGE AT ANY TIME, DUE TO NUMEROUS MARKET AND OTHER FACTORS. THE FUNDS DISCLAIM ANY OBLIGATION TO UPDATE PUBLICLY OR REVISE ANY FORWARD-LOOKING STATEMENTS OR VIEWS EXPRESSED HEREIN.

2 Nuveen Investments
of the economic stimulus package. These bonds currently offer municipal issuers a federal subsidy equal to 35% of the bonds' interest payments and therefore provide issuers with an attractive alternative to traditional tax exempt debt. Between April 2009 and the end of this reporting period, taxable Build America Bonds issuance totaled $90.8 billion, accounting for 21% of new bonds issued in the municipal market during that time. Over the twelve months ended March 31, 2010, municipal bond issuance nationwide "both tax-exempt and taxable" totaled $425.3 billion, a decrease of 2% compared with the twelve-month period ended March 31, 2009. Demand for tax-exempt bonds remained strong during this period and combined with lower tax-exempt issuance, provided support for municipal bond prices.

HOW WERE ECONOMIC AND MARKET CONDITIONS IN CALIFORNIA AND NEW YORK DURING THIS PERIOD?

Over the twelve-month period, California continued to struggle to emerge from a deep recession, which was driven in part by the severe correction in the state's housing market. As of March 2010, California's unemployment rate had risen to 12.6%, the third highest in the nation. On the positive side, California's economy remained relatively diverse and exports continue to grow based on improving global demand, especially for the state's technology products. Recent months also saw housing prices increase. According to the Standard & Poor's (S&P)/Case-Shiller Home Price Index of 20 major metropolitan areas, home prices in San Francisco, San Diego and Los Angeles rose 11.9%, 7.6% and 5.3%, respectively, during the twelve months ended February 2010, compared with an average gain of 0.6% nationally.

During the summer of 2009, the state closed a gap in the fiscal 2009-2010 budget using an assortment of one-time measures, which led to the reappearance of the same kinds of deficit problems in the fiscal 2010-2011 budget. For the proposed $119 billion 2010-2011 budget, California faces a total shortfall of almost $20 billion. Plans called for closing that gap by cutting spending on health and human services, welfare, transportation and environmental programs as well as by generating additional revenue through the rollback of recent corporate tax breaks and expansion of oil drilling off the Santa Barbara coast. In addition, the state proposed asking the federal government for increased funds to help cover costs for Medicaid, imprisoning illegal immigrants and implementing federal education mandates.

                                                            Nuveen Investments 3

As of March 2010, Moody's, S&P and Fitch rated California general obligation
(GOs) bonds at Baa1, A- and BBB, respectively. These ratings reflect recent downgrades by all three agencies.. For the twelve months ended March 31, 2010, municipal issuance in California totaled $72.9 billion, an increase of 17% from the previous twelve months. California remained the largest state issuer in the nation, representing approximately 17% of total issuance nationwide for the twelve months ended March 2010.

In New York, the state economy also remained in recession. While New York benefits from its exposure to a diverse collection of industries, the state--and especially New York City--has significant exposure to the financial sector and was disproportionately hurt by the turmoil in the financial markets. In March 2010, unemployment in New York was 8.6%, up from 7.8% in March 2009, but down slightly from the high of 8.9% during the last three months of 2009. The jobless rate in the New York City metropolitan area was 9.9% as of March 2010, up from 8.6% in March 2009. The correction in home prices also added to New York's economic slowdown and housing markets continued to be weak. Because homes in downstate areas saw faster appreciation during the boom years than most upstate markets, housing prices downstate continued to decline even as the national S&P/Case-Shiller Home Price Index posted gains. Between February 2009 and February 2010, housing prices in New York City dropped 4.1%, compared with an average increase of 0.6% nationwide.

New York continued to face substantial financial challenges, as it debated a proposed fiscal 2010-2011 state budget of $134 billion. Current projections estimated the budget deficit at more than $9 billion for fiscal 2010-2011. The debate centered largely on borrowing (i.e., issuing bonds to help cover the state's expenses) and property tax relief. Other proposals for closing the shortfall included tax hikes as well as cutting corporate tax credits and putting state workers on a four-day workweek. The state has already cut its payrolls by 4%, representing more than 10,000 employees, through attrition and layoffs.

As of March 2010, New York state general obligation bonds were rated Aa3 by Moody's, AA by S&P and AA- by Fitch. All three rating agencies maintained stable outlooks for the state. For the twelve months ended March 31, 2010, municipal issuance in New York totaled $41.7 billion, a decrease of 7% from the previous twelve months. New York continued to rank second in the nation, following California, in terms of municipal issuance by state.

4 Nuveen Investments

WHAT KEY STRATEGIES WERE USED TO MANAGE THE NUVEEN SELECT PORTFOLIOS DURING THIS REPORTING PERIOD?

As previously mentioned, the availability of tax-exempt issuance declined during this period, due in part to the introduction of taxable Build America Bonds. This was especially true for the longer maturities that we typically seek to purchase for these Portfolios. The Build America Bond program also had a significant impact on the supply of tax-exempt issuance in California and New York, which ranked as the two largest users of Build America Bonds during this period. In California, Build America Bond issuance for the twelve months ended March 31, 2010, totaled $21.6 billion, representing approximately 30% of municipal issuance in the state. During this same period, $9.9 billion of Build America Bonds were issued in New York, comprising about 24% of New York's municipal supply. Since interest payments from Build America Bonds represent taxable income, we do not view these bonds as appropriate investment opportunities for the Select Portfolios.

Despite the constrained issuance of tax-exempt supply, we continued to find attractive value opportunities, taking a bottom-up approach to discovering undervalued sectors and individual credits with the potential to perform well over the long term. In the national Portfolios, our focus was generally on lower-rated investment grade bonds with longer maturities and higher yields, especially in Florida, Texas, the Mid-Atlantic region and other states with more stable municipal finances. During this period, we added general obligation and other tax-supported bonds, airport credits and tobacco bonds from a variety of states.

In NXC, we became a major purchaser of California general obligation and public works bonds (backed by appropriation debt of the state) for the first time in five years. Although we had previously de-emphasized credits issued by the state of California due to their exposure to the state's economic problems, we believed that these bonds offered good value, especially during the latter part of 2009, as their credit spreads widened. We also began to see better market sentiment about the state's credit based on revenue estimates that came in slightly above projections.

In NXN, we found value in health care, higher education and tax-secured bonds, generally in the 20-year to 25-year maturity range. Tax-exempt supply was usually more plentiful in the health care and higher education sectors because, as 501(c)(3) (nonprofit) organizations, hospitals and private universities generally do not qualify for the Build America Bond program and so must continue to issue bonds in the tax-exempt municipal market.

Cash for new purchases during this period was generated largely by the proceeds from called or matured bonds. In addition, NXC sold holdings of Golden State tobacco bonds maturing in 2045 when we had the opportunity to replace these bonds with California appropriation bonds with a shorter maturity date (2035) at an attractive price, thus reducing the Portfolio's interest rate risk. NXC also sold some very short-dated pre-refunded bonds. As of March 31, 2010, all five of these Portfolios continued to use inverse floating rate securities.(1) We employ inverse floaters as a form of leverage for a variety of reasons, including duration management and income and total return enhancement.

----------
(1) An inverse floating rate security, also known as an inverse floater, is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during this reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this report.

                                                            Nuveen Investments 5

HOW DID THE PORTFOLIOS PERFORM?

Individual results for the Nuveen Select Portfolios, as well as relevant index and peer group information, are presented in the accompanying table.

AVERAGE ANNUAL TOTAL RETURNS ON NET ASSET VALUE
FOR PERIODS ENDED 3/31/10

                                                                                                1-Year        5-Year        10-Year
------------------------------------------------------------------------------------------------------------------------------------
NATIONAL PORTFOLIOS
NXP                                                                                              10.45%         4.30%         5.01%
NXQ                                                                                              12.62%         3.54%         4.45%
NXR                                                                                              10.05%         4.43%         4.94%
Standard & Poor's (S&P) National Municipal Bond Index(2)                                         11.26%         4.42%         5.54%
Lipper General and Insured Unleveraged Municipal Debt Funds Average(3)                           11.11%         3.69%         4.70%

CALIFORNIA PORTFOLIO
NXC                                                                                              10.71%         3.98%         4.71%
Standard & Poor's (S&P) California Municipal Bond Index(2)                                       11.01%         4.08%         5.35%
Lipper California Municipal Debt Funds Average(3)                                                22.12%         3.13%         5.80%

NEW YORK PORTFOLIO
NXN                                                                                               9.89%         4.31%         4.83%
Standard & Poor's (S&P) New York Municipal Bond Index(2)                                         10.73%         4.70%         5.65%
Lipper New York Municipal Debt Funds Average(3)                                                  21.80%         3.52%         6.19%

For the twelve months ended March 31, 2010, the total returns on net asset value
(NAV) for NXQ exceeded the return for the Standard & Poor's (S&P) National Municipal Bond Index and the average return for the Lipper General and Insured Unleveraged Municipal Debt Funds Average, while NXP and NXR trailed these measures. NXC underperformed the Standard & Poor's (S&P) California Municipal Bond Index and the Lipper California Municipal Debt Funds Average, while NXN lagged the Standard & Poor's (S&P) New York Municipal Bond Index as well as the Lipper New York Municipal Debt Funds Average.

Key management factors that influenced the Portfolios' returns during this period included yield curve and duration positioning, credit exposure and sector allocation. During this period, the municipal yield curve remained steep, although it flattened somewhat, especially at the longer end of the curve. In this environment, bonds with longer maturities generally outperformed bonds with shorter maturities, with bonds at the shortest end of the curve posting the weakest returns. Overall, yield curve and duration positioning tended to be a positive contributor to the performances of these Portfolios, with the exception of NXC, where the impact from duration was neutral.

--------------------------------------------------------------------------------
      Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

      For additional information, see the individual Performance Overview for your Portfolio in this report.

(2) The Standard & Poor's (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade U.S. municipal bond market. The Standard & Poor's (S&P) Municipal Bond Indexes for California and New York are also unleveraged and market value-weighted and comprise a broad range of investment-grade municipal bonds issued in California and New York, respectively. The S&P indexes do not reflect any initial or ongoing expenses and are not available for direct investment.

(3) Each of the Lipper Municipal Debt Funds Averages shown in this report are calculated using the returns of all closed-end funds in their respective categories for each period as follows: Lipper General and Insured Unleveraged Municipal Debt Funds Average, 1-year, 8 funds; 5-year, 7 funds; and 10-year, 7 funds; Lipper California Municipal Debt Funds Average, 1-year, 22 funds; 5-year, 22 funds; and 10-year, 14 funds; and Lipper New York Municipal Debt Funds Average, 1-year, 17 funds; 5-year, 17 funds; and 10-year, 8 funds. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. The Lipper averages are not available for direct investment.

6 Nuveen Investments

Credit exposure also played an important role in performance during these twelve months, as the demand for municipal bonds increased among both institutional and individual investors. This increase was driven by a variety of factors, including concerns about potential tax increases, the need to rebalance portfolio allocations, and a growing appetite for additional risk. At the same time, the issuance of tax-exempt municipal paper declined. As investors bid up municipal bond prices, lower-rated and non-rated bonds generally outperformed those rated AAA. NXC was both overweight in BBB rated bonds and underweight in AAA bonds, making credit exposure the largest contributor to its performance during this period. In NXN, our exposure to lower-rated and non-rated credits also had a positive impact.

Holdings that generally contributed positively to the Portfolios' performances during this period included industrial development revenue (IDR) and health care bonds, both of which exceeded the overall municipal market return by substantial margins. These Portfolios were generally overweight in health care credits and NXC also had an overexposure to IDRs. Revenue bonds as a whole performed well, with housing, transportation, special tax and public utilities among the sectors that also outperformed the general municipal market for this period. Zero coupon bonds also were among the strongest performers, as were tobacco bonds backed by the 1998 master tobacco settlement agreement.

Pre-refunded bonds, which are typically backed by U.S. Treasury securities, performed relatively poorly during this period, after ranking among the top performing segments of the municipal bond market over the past two years. The underperformance of these bonds can be attributed primarily to their shorter effective maturities and higher credit quality. As of March 31, 2010, NXP had the largest exposure to pre-refunded bonds, while NXN had the smallest allocation. Many general obligation (GO) bonds also failed to keep pace with the overall municipal market, while resource recovery, water and sewer, leasing and education trailed the other revenue sectors for the twelve months. All of these Portfolios were under-weighted in tax-supported bonds (primarily state and local GOs in NXC), which lessened the impact of the underperformance of these bonds.

                                                            Nuveen Investments 7

DIVIDEND AND SHARE PRICE INFORMATION

During the twelve-month reporting period ended March 31, 2010, NXP had one monthly dividend increase, while the dividends of NXQ, NXR, NXC and NXN remained stable throughout the period.

Due to normal portfolio activity, shareholders of the following Portfolios received capital gains or net ordinary income distributions at the end of December 2009 as follows:

                                                                      SHORT-TERM
                                                                   CAPITAL GAINS
                                                     LONG-TERM            AND/OR
                                                 CAPITAL GAINS   ORDINARY INCOME
FUND                                               (PER SHARE)       (PER SHARE)
--------------------------------------------------------------------------------
NXP                                                         --           $0.0160
NXR                                                    $0.0010                --
--------------------------------------------------------------------------------

All of these Portfolios seek to pay stable dividends at rates that reflect each Portfolio's past results and projected future performance. During certain periods, each Portfolio may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Portfolio during the period. If a Portfolio has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income
(UNII) as part of the Portfolio's NAV. Conversely, if a Portfolio has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Portfolio's NAV. Each Portfolio will, over time, pay all of its net investment income as dividends to shareholders. As of March 31, 2010, NXP, NXQ, NXR and NXC had positive UNII balances for both tax purposes and financial reporting purposes, while NXN had a positive UNII balance for tax purposes and a negative UNII balance for financial reporting purposes.

SHARE REPURCHASES AND SHARE PRICE INFORMATION

Since the inception of the Portfolios' repurchase program, the Portfolios have not repurchased any of their outstanding shares.

8 Nuveen Investments

As of March 31, 2010, the share prices of the Portfolios were trading at (+) premiums or (-) discounts to their NAVs as shown in the accompanying table.

`                                               3/31/10     TWELVE-MONTH AVERAGE
FUND                             (+)PREMIUM/(-)DISCOUNT   (+)PREMIUM/(-)DISCOUNT
--------------------------------------------------------------------------------
NXP                                              +3.88%                   +2.60%
NXQ                                              +2.07%                   +2.72%
NXR                                              +1.14%                   +2.44%
NXC                                              -6.37%                   -5.96%
NXN                                              -1.85%                   -1.36%
--------------------------------------------------------------------------------

                                                            Nuveen Investments 9

NXP
PERFORMANCE
OVERVIEW

----------

Nuveen Select Tax-Free Income Portfolio

      as of March 31, 2010

FUND SNAPSHOT
--------------------------------------------------------------------------------
Share Price                                                               14.74
Net Asset Value                                                           14.19
Premium/(Discount) to NAV                                                  3.88%
Market Yield                                                               4.84%
Taxable-Equivalent Yield(1)                                                6.72%
Net Assets ($000)                                                      $233,869
Average Effective Maturity on Securities (Years)                          12.08
Modified Duration                                                          4.97
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/19/92)
--------------------------------------------------------------------------------
                                                 ON SHARE PRICE           ON NAV
--------------------------------------------------------------------------------
1-Year                                                   13.45%           10.45%
5-Year                                                    6.86%            4.30%
10-Year                                                   6.49%            5.01%
--------------------------------------------------------------------------------

STATES
(as a % of total municipal bonds)
--------------------------------------------------------------------------------
Illinois                                                                   14.0%
Colorado                                                                   11.4%
Texas                                                                       8.6%
South Carolina                                                              7.9%
Florida                                                                     7.6%
Washington                                                                  7.0%
Indiana                                                                     6.8%
California                                                                  6.0%
Nevada                                                                      5.5%
New Jersey                                                                  2.8%
Massachusetts                                                               2.2%
New Mexico                                                                  2.2%
Oklahoma                                                                    2.1%
Alaska                                                                      1.9%
Other                                                                      14.0%
--------------------------------------------------------------------------------

Portfolio Composition
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            30.1%
Health Care                                                                23.8%
Transportation                                                             11.2%
Utilities                                                                   9.0%
Tax Obligation/Limited                                                      9.0%
Consumer Staples                                                            5.6%
Euro Dollar Time Deposit                                                    0.2%
Other                                                                      11.1%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL LONG-TERM INVESTMENTS)

                                  [PIE CHART]

AAA/U.S. Guaranteed ........................................................ 36%
AA ......................................................................... 27%
A .......................................................................... 21%
BBB ........................................................................ 12%
BB or Lower ................................................................  3%
N/R ........................................................................  1%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER SHARE(2)

                                  [BAR GRAPH]

Apr-09 ................................................................   0.057
May-09 ................................................................   0.057
Jun-09 ................................................................   0.057
Jul-09 ................................................................   0.057
Aug-09 ................................................................   0.057
Sep-09 ................................................................  0.0595
Oct-09 ................................................................  0.0595
Nov-09 ................................................................  0.0595
Dec-09 ................................................................   0.016
Dec-09 ................................................................  0.0595
Jan-10 ................................................................  0.0595
Feb-10 ................................................................  0.0595
Mar-10 ................................................................  0.0595

SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE GRAPH]

4/01/09 ...............................................................    13.6
4/03/09 ............................................................... 13.8392
4/09/09 ...............................................................      14
4/17/09 ............................................................... 13.7799
4/24/09 ...............................................................   13.91
5/01/09 ...............................................................  14.046
5/08/09 ...............................................................    14.1
5/15/09 ...............................................................    13.9
5/22/09 ............................................................... 13.8824
5/29/09 ............................................................... 14.0573
6/05/09 ...............................................................   14.16
6/12/09 ...............................................................   14.17
6/19/09 ...............................................................   14.05
6/26/09 ...............................................................   14.15
7/02/09 ...............................................................    14.1
7/10/09 ............................................................... 14.0067
7/17/09 ...............................................................   14.06
7/24/09 ...............................................................   14.25
7/31/09 ...............................................................   14.33
8/07/09 ...............................................................   14.36
8/14/09 ............................................................... 14.0464
8/21/09 ...............................................................   14.16
8/28/09 ...............................................................   14.09
9/04/09 ...............................................................    14.3
9/11/09 ...............................................................   14.27
9/18/09 ...............................................................   14.34
9/25/09 ...............................................................   14.45
10/02/09 ..............................................................   14.46
10/09/09 ..............................................................    14.4
10/16/09 ..............................................................   14.27
10/23/09 ..............................................................  14.429
10/30/09 ..............................................................   14.46
11/06/09 ..............................................................   14.61
11/13/09 ..............................................................   14.49
11/20/09 ..............................................................   14.46
11/27/09 ..............................................................   14.59
12/04/09 ..............................................................   14.51
12/11/09 ..............................................................    14.8
12/18/09 ..............................................................   14.36
12/24/09 ..............................................................   14.92
12/31/09 ..............................................................  14.795
1/08/10 ...............................................................   14.88
1/15/10 ...............................................................   14.85
1/22/10 ............................................................... 14.7599
1/29/10 ...............................................................   14.88
2/05/10 ............................................................... 14.9001
2/12/10 ...............................................................   14.81
2/19/10 ...............................................................   14.75
2/26/10 ............................................................... 14.6999
3/05/10 ...............................................................   14.81
3/12/10 ...............................................................   14.89
3/19/10 ...............................................................    14.7
3/26/10 ...............................................................    14.7
3/31/10 ...............................................................   14.74

----------
(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders a net ordinary income distribution in December 2009 of $0.0160 per share. NXQ

10 Nuveen Investments

NXQ
PERFORMANCE
OVERVIEW

----------

Nuveen Select Tax-Free Income Portfolio 2

      as of March 31, 2010

FUND SNAPSHOT
--------------------------------------------------------------------------------
Share Price                                                               13.81
Net Asset Value                                                           13.53
Premium/(Discount) to NAV                                                  2.07%
Market Yield                                                               4.82%
Taxable-Equivalent Yield(1)                                                6.69%
Net Assets ($000)                                                      $239,100
Average Effective Maturity on Securities (Years)                          13.99
Modified Duration                                                          5.56
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/21/92)
--------------------------------------------------------------------------------
                                                On Share Price           On NAV
--------------------------------------------------------------------------------
1-Year                                                   10.45%           12.62%
5-Year                                                    6.12%            3.54%
10-Year                                                   5.96%            4.45%
--------------------------------------------------------------------------------

STATES
(as a % of municipal bonds)
--------------------------------------------------------------------------------
Illinois                                                                   14.6%
Texas                                                                      12.4%
Colorado                                                                   10.9%
California                                                                  7.2%
South Carolina                                                              5.4%
New York                                                                    4.0%
Indiana                                                                     3.9%
Massachusetts                                                               3.5%
Iowa                                                                        3.4%
Nevada                                                                      3.2%
New Mexico                                                                  3.1%
Washington                                                                  3.0%
Florida                                                                     2.4%
Louisiana                                                                   2.3%
Rhode Island                                                                2.3%
New Jersey                                                                  1.9%
Pennsylvania                                                                1.9%
Other                                                                      14.6%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            22.7%
Health Care                                                                20.8%
Transportation                                                             13.6%
Tax Obligation/Limited                                                      9.8%
Utilities                                                                   9.2%
Consumer Staples                                                            5.7%
Tax Obligation/General                                                      5.6%
Euro Dollar Time Deposit                                                    0.5%
Other                                                                      12.1%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL LONG-TERM INVESTMENTS)

                                   [PIE CHART]

AAA/U.S. Guaranteed ..................................................      37%
AA ...................................................................      21%
A ....................................................................      24%
BBB ..................................................................      14%
BB or Lower ..........................................................       4%
N/R ..................................................................      --%*

* Rounds to less than 1%.

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER SHARE

                                  [BAR GRAPH]

Apr-09 ...............................................................    0.0555
May-09 ...............................................................    0.0555
Jun-09 ...............................................................    0.0555
Jul-09 ...............................................................    0.0555
Aug-09 ...............................................................    0.0555
Sep-09 ...............................................................    0.0555
Oct-09 ...............................................................    0.0555
Nov-09 ...............................................................    0.0555
Dec-09 ...............................................................    0.0555
Jan-10 ...............................................................    0.0555
Feb-10 ...............................................................    0.0555
Mar-10 ...............................................................    0.0555

SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE GRAPH]

4/01/09 ..............................................................     13.38
4/03/09 ..............................................................    13.128
4/09/09 ..............................................................     13.03
4/17/09 ..............................................................   13.2201
4/24/09 ..............................................................      13.2
5/01/09 ..............................................................     13.33
5/08/09 ..............................................................     13.43
5/15/09 ..............................................................     13.41
5/22/09 ..............................................................      13.4
5/29/09 ..............................................................     13.45
6/05/09 ..............................................................      13.4
6/12/09 ..............................................................     13.16
6/19/09 ..............................................................     13.25
6/26/09 ..............................................................     13.15
7/02/09 ..............................................................   13.2999
7/10/09 ..............................................................     13.24
7/17/09 ..............................................................     13.38
7/24/09 ..............................................................     13.27
7/31/09 ..............................................................     13.36
8/07/09 ..............................................................     13.34
8/14/09 ..............................................................     13.29
8/21/09 ..............................................................     13.42
8/28/09 ..............................................................   13.6399
9/04/09 ..............................................................      13.7
9/11/09 ..............................................................    13.691
9/18/09 ..............................................................     13.57
9/25/09 ..............................................................     13.79
10/02/09 .............................................................     14.33
10/09/09 .............................................................     13.65
10/16/09 .............................................................     13.47
10/23/09 .............................................................     13.88
10/30/09 .............................................................      13.6
11/06/09 .............................................................     13.99
11/13/09 .............................................................     13.88
11/20/09 .............................................................     13.65
11/27/09 .............................................................     13.71
12/04/09 .............................................................     13.91
12/11/09 .............................................................     14.01
12/18/09 .............................................................     14.01
12/24/09 .............................................................     13.82
12/31/09 .............................................................     13.89
1/08/10 ..............................................................     14.07
1/15/10 ..............................................................     14.12
1/22/10 ..............................................................      13.9
1/29/10 ..............................................................     13.89
2/05/10 ..............................................................   13.8499
2/12/10 ..............................................................     13.79
2/19/10 ..............................................................     13.83
2/26/10 ..............................................................     13.73
3/05/10 ..............................................................     13.94
3/12/10 ..............................................................     13.74
3/19/10 ..............................................................     13.88
3/26/10 ..............................................................   13.7958
3/31/10 ..............................................................     13.81

----------
(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

                                                           Nuveen Investments 11

NXR
PERFORMANCE
OVERVIEW

----------

Nuveen Select Tax-Free Income Portfolio 3

      as of March 31, 2010

FUND SNAPSHOT
--------------------------------------------------------------------------------
Share Price                                                               14.22
Net Asset Value                                                           14.06
Premium/(Discount) to NAV                                                  1.14%
Market Yield                                                               4.51%
Taxable-Equivalent Yield(1)                                                6.26%
Net Assets ($000)                                                      $182,779
Average Effective Maturity on Securities (Years)                          12.35
Modified Duration                                                          4.74
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 7/24/92)
--------------------------------------------------------------------------------
                                              ON SHARE PRICE             ON NAV
--------------------------------------------------------------------------------
1-Year                                                  9.70%             10.05%
5-Year                                                  7.03%              4.43%
10-Year                                                 6.47%              4.94%

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
Illinois                                                                   18.9%
Texas                                                                      10.1%
California                                                                  9.8%
Colorado                                                                    6.7%
Indiana                                                                     6.3%
Iowa                                                                        5.4%
Florida                                                                     4.8%
North Carolina                                                              4.4%
Nevada                                                                      4.0%
South Carolina                                                              3.2%
New York                                                                    3.2%
New Mexico                                                                  2.8%
Michigan                                                                    2.6%
Pennsylvania                                                                2.4%
Nebraska                                                                    2.0%
Other                                                                      13.4%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            22.7%
Health Care                                                                19.9%
Utilities                                                                  16.7%
Tax Obligation/Limited                                                     12.9%
Transportation                                                              7.5%
Tax Obligation/General                                                      5.3%
Other                                                                      15.0%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)

                                  [PIE CHART]

AAA/U.S. Guaranteed ..................................................      39%
AA ...................................................................      24%
A ....................................................................      22%
BBB ..................................................................      12%
BB or Lower ..........................................................       3%
N/R ..................................................................      --%*

* Rounds to less than 1%.

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER SHARE(2)

                                  [BAR GRAPH]

Apr-09 ...............................................................    0.0535
May-09 ...............................................................    0.0535
Jun-09 ...............................................................    0.0535
Jul-09 ...............................................................    0.0535
Aug-09 ...............................................................    0.0535
Sep-09 ...............................................................    0.0535
Oct-09 ...............................................................    0.0535
Nov-09 ...............................................................    0.0535
Dec-09 ...............................................................     0.001
Dec-09 ...............................................................    0.0535
Jan-10 ...............................................................    0.0535
Feb-10 ...............................................................    0.0535
Mar-10 ...............................................................    0.0535

SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE GRAPH]

4/01/09 ..............................................................     13.84
4/03/09 ..............................................................     14.05
4/09/09 ..............................................................    13.864
4/17/09 ..............................................................     13.78
4/24/09 ..............................................................      13.9
5/01/09 ..............................................................     13.74
5/08/09 ..............................................................     13.88
5/15/09 ..............................................................      13.9
5/22/09 ..............................................................     13.83
5/29/09 ..............................................................    13.702
6/05/09 ..............................................................     13.95
6/12/09 ..............................................................        14
6/19/09 ..............................................................   13.9475
6/26/09 ..............................................................     13.99
7/02/09 ..............................................................   13.9308
7/10/09 ..............................................................     13.88
7/17/09 ..............................................................      14.3
7/24/09 ..............................................................     14.03
7/31/09 ..............................................................   14.1382
8/07/09 ..............................................................   14.0901
8/14/09 ..............................................................     14.15
8/21/09 ..............................................................     14.14
8/28/09 ..............................................................     14.04
9/04/09 ..............................................................     14.09
9/11/09 ..............................................................     14.07
9/18/09 ..............................................................     14.74
9/25/09 ..............................................................     14.27
10/02/09 .............................................................     14.59
10/09/09 .............................................................     14.46
10/16/09 .............................................................     14.17
10/23/09 .............................................................    15.025
10/30/09 .............................................................     14.79
11/06/09 .............................................................     14.67
11/13/09 .............................................................     14.35
11/20/09 .............................................................     14.22
11/27/09 .............................................................     14.81
12/04/09 .............................................................    14.611
12/11/09 .............................................................     15.21
12/18/09 .............................................................      14.7
12/24/09 .............................................................   14.4505
12/31/09 .............................................................     14.64
1/08/10 ..............................................................     14.65
1/15/10 ..............................................................     14.47
1/22/10 ..............................................................     14.32
1/29/10 ..............................................................     14.33
2/05/10 ..............................................................      14.3
2/12/10 ..............................................................     14.22
2/19/10 ..............................................................    14.146
2/26/10 ..............................................................     14.21
3/05/10 ..............................................................     14.27
3/12/10 ..............................................................     14.19
3/19/10 ..............................................................     14.29
3/26/10 ..............................................................     14.27
3/31/10 ..............................................................     14.22

----------
(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders a capital gains distribution in December 2009 of $0.0010 per share.

12 Nuveen Investments

NXC
PERFORMANCE
OVERVIEW

----------

Nuveen California Select Tax-Free Income Portfolio

      as of March 31, 2010

FUND SNAPSHOT
--------------------------------------------------------------------------------
Share Price                                                               13.08
Net Asset Value                                                           13.97
Premium/(Discount) to NAV                                                 -6.37%
Market Yield                                                               5.09%
Taxable-Equivalent Yield(1)                                                7.82%
Net Assets ($000)                                                       $87,548
Average Effective Maturity on Securities (Years)                          13.71
Modified Duration                                                          6.01
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 7/24/92)
--------------------------------------------------------------------------------
                                              ON SHARE PRICE             ON NAV
--------------------------------------------------------------------------------
1-Year                                                 14.71%             10.71%
5-Year                                                  4.53%              3.98%
10-Year                                                 4.85%              4.71%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/General                                                     23.5%
Tax Obligation/Limited                                                     18.5%
U.S. Guaranteed                                                            12.9%
Health Care                                                                12.1%
Education and Civic Organizations                                           9.4%
Transportation                                                              5.8%
Utilities                                                                   5.6%
Other                                                                      12.2%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)

                                  [PIE CHART]

AAA/U.S. Guaranteed .................................................        20%
AA ..................................................................        22%
A ...................................................................        38%
BBB .................................................................        16%
BB or Lower .........................................................         1%
N/R .................................................................         3%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER SHARE

                                  [BAR GRAPH]

Apr-09 ...............................................................    0.0555
May-09 ...............................................................    0.0555
Jun-09 ...............................................................    0.0555
Jul-09 ...............................................................    0.0555
Aug-09 ...............................................................    0.0555
Sep-09 ...............................................................    0.0555
Oct-09 ...............................................................    0.0555
Nov-09 ...............................................................    0.0555
Dec-09 ...............................................................    0.0555
Jan-10 ...............................................................    0.0555
Feb-10 ...............................................................    0.0555
Mar-10 ...............................................................    0.0555

SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE GRAPH]

4/01/09 ..............................................................     12.04
4/03/09 ..............................................................   12.0401
4/09/09 ..............................................................     12.15
4/17/09 ..............................................................     12.22
4/24/09 ..............................................................     12.89
5/01/09 ..............................................................     12.85
5/08/09 ..............................................................     12.92
5/15/09 ..............................................................   12.8701
5/22/09 ..............................................................     13.06
5/29/09 ..............................................................     12.99
6/05/09 ..............................................................     13.05
6/12/09 ..............................................................     12.18
6/19/09 ..............................................................    12.667
6/26/09 ..............................................................     12.05
7/02/09 ..............................................................     12.09
7/10/09 ..............................................................     12.22
7/17/09 ..............................................................     12.75
7/24/09 ..............................................................     12.67
7/31/09 ..............................................................    13.138
8/07/09 ..............................................................     13.09
8/14/09 ..............................................................      12.7
8/21/09 ..............................................................     13.04
8/28/09 ..............................................................      13.1
9/04/09 ..............................................................     13.25
9/11/09 ..............................................................   13.4999
9/18/09 ..............................................................     13.76
9/25/09 ..............................................................     13.64
10/02/09 .............................................................     13.84
10/09/09 .............................................................     13.75
10/16/09 .............................................................     13.43
10/23/09 .............................................................      13.4
10/30/09 .............................................................     13.31
11/06/09 .............................................................   13.3681
11/13/09 .............................................................     13.54
11/20/09 .............................................................      13.4
11/27/09 .............................................................    13.435
12/04/09 .............................................................      13.2
12/11/09 .............................................................     13.19
12/18/09 .............................................................     13.05
12/24/09 .............................................................     13.09
12/31/09 .............................................................     12.77
1/08/10 ..............................................................     12.95
1/15/10 ..............................................................   12.8399
1/22/10 ..............................................................     12.89
1/29/10 ..............................................................     12.94
2/05/10 ..............................................................     13.02
2/12/10 ..............................................................     12.92
2/19/10 ..............................................................     12.86
2/26/10 ..............................................................     12.96
3/05/10 ..............................................................     12.94
3/12/10 ..............................................................     12.95
3/19/10 ..............................................................     13.08
3/26/10 ..............................................................     13.07
3/31/10 ..............................................................     13.08

----------
(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

                                                           Nuveen Investments 13

NXN
PERFORMANCE
OVERVIEW

----------

Nuveen New York Select Tax-Free Income Portfolio

      as of March 31, 2010

FUND SNAPSHOT
--------------------------------------------------------------------------------
Share Price                                                               13.80
Net Asset Value                                                           14.06
Premium/(Discount) to NAV                                                -1.85%
Market Yield                                                               4.43%
Taxable-Equivalent Yield(1)                                                6.60%
Net Assets ($000)                                                       $55,007
Average Effective Maturity on Securities (Years)                          14.56
Modified Duration                                                          4.13
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 6/19/92)
--------------------------------------------------------------------------------
                                              ON SHARE PRICE             ON NAV
--------------------------------------------------------------------------------
1-Year                                                 10.31%              9.89%
5-Year                                                  5.05%              4.31%
10-Year                                                 6.14%              4.83%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     18.1%
Health Care                                                                14.2%
Water and Sewer                                                            12.3%
Long-Term Care                                                             11.4%
Education and Civic                                                         8.4%
Organizations Tax Obligation/General                                        8.3%
Housing/Single Family                                                       8.2%
Housing/Multifamily                                                         5.9%
U.S. Guaranteed                                                             5.4%
Other                                                                       7.8%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)

                                  [PIE CHART]

AAA/U.S. Guaranteed .................................................        43%
AA ..................................................................        23%
A ...................................................................        14%
BBB .................................................................        10%
BB or Lower .........................................................         2%
N/R .................................................................         8%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER SHARE

                                  [BAR GRAPH]

Apr-09 ...............................................................     0.051
May-09 ...............................................................     0.051
Jun-09 ...............................................................     0.051
Jul-09 ...............................................................     0.051
Aug-09 ...............................................................     0.051
Sep-09 ...............................................................     0.051
Oct-09 ...............................................................     0.051
Nov-09 ...............................................................     0.051
Dec-09 ...............................................................     0.051
Jan-10 ...............................................................     0.051
Feb-10 ...............................................................     0.051
Mar-10 ...............................................................     0.051

SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE GRAPH]

4/01/09 ..............................................................     13.15
4/03/09 ..............................................................     13.02
4/09/09 ..............................................................   12.9701
4/17/09 ..............................................................     13.18
4/24/09 ..............................................................     13.35
5/01/09 ..............................................................     13.47
5/08/09 ..............................................................    13.719
5/15/09 ..............................................................     13.47
5/22/09 ..............................................................     13.55
5/29/09 ..............................................................     13.54
6/05/09 ..............................................................     13.54
6/12/09 ..............................................................      13.3
6/19/09 ..............................................................   13.1201
6/26/09 ..............................................................     13.19
7/02/09 ..............................................................      13.2
7/10/09 ..............................................................     13.35
7/17/09 ..............................................................     13.55
7/24/09 ..............................................................      13.4
7/31/09 ..............................................................      13.6
8/07/09 ..............................................................      13.8
8/14/09 ..............................................................   13.7301
8/21/09 ..............................................................   13.7516
8/28/09 ..............................................................     14.16
9/04/09 ..............................................................        14
9/11/09 ..............................................................   14.2744
9/18/09 ..............................................................     14.12
9/25/09 ..............................................................     14.17
10/02/09 .............................................................     14.17
10/09/09 .............................................................   14.0865
10/16/09 .............................................................     13.72
10/23/09 .............................................................     14.09
10/30/09 .............................................................      13.9
11/06/09 .............................................................     13.92
11/13/09 .............................................................     13.68
11/20/09 .............................................................   13.6486
11/27/09 .............................................................     13.67
12/04/09 .............................................................     13.75
12/11/09 .............................................................     13.84
12/18/09 .............................................................     13.69
12/24/09 .............................................................     13.57
12/31/09 .............................................................      13.5
1/08/10 ..............................................................     13.62
1/15/10 ..............................................................   13.5999
1/22/10 ..............................................................      13.5
1/29/10 ..............................................................     13.65
2/05/10 ..............................................................     13.64
2/12/10 ..............................................................      13.7
2/19/10 ..............................................................      13.5
2/26/10 ..............................................................    13.786
3/05/10 ..............................................................   13.8995
3/12/10 ..............................................................   13.8899
3/19/10 ..............................................................     13.79
3/26/10 ..............................................................      13.8
3/31/10 ..............................................................      13.8

----------
(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

14 Nuveen Investments

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

            TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
            NUVEEN SELECT TAX-FREE INCOME PORTFOLIO
            NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 2
            NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 3
            NUVEEN CALIFORNIA SELECT TAX-FREE INCOME PORTFOLIO
            NUVEEN NEW YORK SELECT TAX-FREE INCOME PORTFOLIO

            We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Select Tax-Free Income Portfolio 3, Nuveen California Select Tax-Free Income Portfolio, and Nuveen New York Select Tax-Free Income Portfolio (the "Funds") as of March 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

            We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

            In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Select Tax-Free Income Portfolio 3, Nuveen California Select Tax-Free Income Portfolio, and Nuveen New York Select Tax-Free Income Portfolio at March 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with US generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP

            Chicago, Illinois
            May 24, 2010

                                                           Nuveen Investments 15

   NXP

---------

Nuveen Select Tax-Free Income Portfolio
Portfolio of Investments
                                 March 31, 2010

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)     RATINGS (3)        VALUE
---------------------------------------------------------------------------------------------------------------------------------
                 ALASKA - 1.9%
$       2,475    Alaska Municipal Bond Bank Authority, General Obligation Bonds,     12/13 at 100.00          A+ (4)  $ 2,820,857
                    Series 2003E, 5.250%, 12/01/23 (Pre-refunded 12/01/13) - MBIA
                    Insured
        2,500    Northern Tobacco Securitization Corporation, Alaska, Tobacco         6/14 at 100.00            Baa3    1,646,025
                    Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46
---------------------------------------------------------------------------------------------------------------------------------
        4,975    Total Alaska                                                                                           4,466,882
---------------------------------------------------------------------------------------------------------------------------------
                 ARKANSAS - 0.4%
        5,915    Arkansas Development Finance Authority, Tobacco Settlement            No Opt. Call              Aa3      871,871
                    Revenue Bonds, Arkansas Cancer Research Center Project, Series
                    2006, 0.000%, 7/01/46 - AMBAC Insured
---------------------------------------------------------------------------------------------------------------------------------
                 CALIFORNIA - 5.9%
        2,000    Alameda Corridor Transportation Authority, California,              10/17 at 100.00              A-    1,577,320
                    Subordinate Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/25
                    - AMBAC Insured
        3,325    California Department of Water Resources, Power Supply Revenue       5/12 at 101.00             AA-    3,671,232
                    Bonds, Series 2002A, 6.000%, 5/01/14
        1,000    California Statewide Community Development Authority, Revenue        8/19 at 100.00              AA    1,104,810
                    Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38
        2,645    Cypress Elementary School District, San Bernardino County,            No Opt. Call              AAA      632,499
                    California, General Obligation Bonds, Series 2009A, 0.000%,
                    5/01/34 - AGM Insured
        3,000    Golden State Tobacco Securitization Corporation, California,         6/13 at 100.00             AAA    3,492,840
                    Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.750%,
                    6/01/39 (Pre-refunded 6/01/13)
        1,130    Los Angeles Department of Water and Power, California, Waterworks    7/11 at 100.00              AA    1,136,452
                    Revenue Refunding Bonds, Series 2001A, 5.125%, 7/01/41 - FGIC
                    Insured
          365    Los Angeles, California, Parking System Revenue Bonds, Series        5/10 at 100.00              A+      365,631
                    1999A, 5.250%, 5/01/29 - AMBAC Insured
        1,000    Moreno Valley Unified School District, Riverside County,              No Opt. Call                A      441,430
                    California, General Obligation Bonds, Series 2007, 0.000%,
                    8/01/23 - NPFG Insured
          590    Palomar Pomerado Health, California, Certificates of                11/19 at 100.00            Baa2      611,936
                    Participation, Series 2009, 6.750%, 11/01/39
          750    Tobacco Securitization Authority of Northern California, Tobacco     6/15 at 100.00             BBB      515,093
                    Settlement Asset-Backed Bonds, Series 2005A-1, 5.500%, 6/01/45
        1,150    Woodside Elementary School District, San Mateo County,                No Opt. Call              AAA      318,251
                    California, General Obligation Bonds, Series 2007, 0.000%,
                    10/01/30 - AMBAC Insured
---------------------------------------------------------------------------------------------------------------------------------
       16,955    Total California                                                                                      13,867,494
---------------------------------------------------------------------------------------------------------------------------------
                 COLORADO - 11.2%
        1,700    Colorado Health Facilities Authority, Revenue Bonds, Catholic        3/12 at 100.00          AA (4)    1,839,060
                    Health Initiatives, Series 2002A, 5.500%, 3/01/22 (ETM)
          690    Colorado Health Facilities Authority, Revenue Bonds, Catholic        3/12 at 100.00          AA (4)      748,905
                    Health Initiatives, Series 2002A, 5.500%, 3/01/22
                    (Pre-refunded 3/01/12)
          390    Colorado Water Resources and Power Development Authority, Small     11/10 at 100.00               A      392,165
                    Water Resources Revenue Bonds, Series 2000A, 5.800%, 11/01/20
                    - FGIC Insured
        6,815    Denver City and County, Colorado, Airport System Revenue Bonds,       No Opt. Call               A+    7,495,341
                    Series 1991 D, 7.750%, 11/15/13 (Alternative Minimum Tax)
        5,000    Denver City and County, Colorado, Airport System Revenue            11/11 at 100.00              A+    5,302,150
                    Refunding Bonds, Series 2001 A, 5.625%, 11/15/17 - FGIC
                    Insured (Alternative Minimum Tax)
        3,000    Denver Convention Center Hotel Authority, Colorado, Senior          12/13 at 100.00         N/R (4)    3,349,050
                    Revenue Bonds, Convention Center Hotel, Series 2003A, 5.000%,
                    12/01/23 (Pre-refunded 12/01/13) - SYNCORA GTY Insured
          500    Denver, Colorado, Airport System Revenue Refunding Bonds, Series    11/13 at 100.00              A+      500,135
                    2003B, 5.000%, 11/15/33 - SYNCORA GTY Insured

16 Nuveen Investments

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)     RATINGS (3)         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                 COLORADO (continued)
$       5,000    E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,      9/10 at 31.42              Aaa  $  1,568,150
                    Series 2000B, 0.000%, 9/01/28 (Pre-refunded 9/01/10) - NPFG
                    Insured
       12,500    E-470 Public Highway Authority, Colorado, Toll Revenue Bonds,        9/26 at 54.77                A     1,685,000
                    Series 2006A, 0.000%, 9/01/38 - NPFG Insured
        3,160    Northwest Parkway Public Highway Authority, Colorado, Revenue        6/11 at 102.00         N/R (4)     3,406,069
                    Bonds, Senior Series 2001 A, 5.500%, 6/15/20 (Pre-refunded
                    6/15/11) - AMBAC Insured
----------------------------------------------------------------------------------------------------------------------------------
       38,755    Total Colorado                                                                                         26,286,025
----------------------------------------------------------------------------------------------------------------------------------
                 DISTRICT OF COLUMBIA - 0.0%
           60    District of Columbia, Revenue Bonds, Catholic University of          4/10 at 101.00               A        60,632
                    America, Series 1999, 5.625%, 10/01/29 - AMBAC Insured
----------------------------------------------------------------------------------------------------------------------------------
                 FLORIDA - 7.5%
        2,000    Halifax Hospital Medical Center, Florida, Revenue Bonds, Series      6/16 at 100.00              A-     1,848,620
                    2006, 5.375%, 6/01/46
        5,000    Jacksonville Health Facilities Authority, Florida, Revenue Bonds,   11/12 at 101.00             Aa1     5,072,050
                    Ascension Health, Series 2002A, 5.250%, 11/15/32
       10,000    JEA St. John's River Power Park System, Florida, Revenue            10/11 at 100.00             Aa2    10,518,300
                    Refunding Bonds, Issue 2, Series 2002-17, 5.000%, 10/01/17
----------------------------------------------------------------------------------------------------------------------------------
       17,000    Total Florida                                                                                          17,438,970
----------------------------------------------------------------------------------------------------------------------------------
                 ILLINOIS - 13.8%
        1,965    Board of Trustees of Southern Illinois University, Housing and        No Opt. Call                A     1,191,949
                    Auxiliary Facilities System Revenue Bonds, Series 1999A,
                    0.000%, 4/01/20 - NPFG Insured
        2,600    Chicago Heights, Illinois, General Obligation Corporate Purpose      6/10 at 100.00               A     2,621,164
                    Bonds, Series 1993, 5.650%, 12/01/17 - FGIC Insured
          195    DuPage County Community School District 200, Wheaton, Illinois,     11/13 at 100.00             Aa3       215,007
                    General Obligation Bonds, Series 2003B, 5.250%, 11/01/20 - AGM
                    Insured
          805    DuPage County Community School District 200, Wheaton, Illinois,     11/13 at 100.00         Aa3 (4)       911,759
                    General Obligation Bonds, Series 2003B, 5.250%, 11/01/20
                    (Pre-refunded 11/01/13) - AGM Insured
          600    Illinois Educational Facilities Authority, Student Housing           5/12 at 101.00             Aaa       668,034
                    Revenue Bonds, Educational Advancement Foundation Fund,
                    University Center Project, Series 2002, 6.000%, 5/01/22
                    (Pre-refunded 5/01/12)
        1,050    Illinois Finance Authority, Revenue Bonds, Loyola University of      7/17 at 100.00             Aa1     1,095,822
                    Chicago, Tender Option Bond Trust 1137, 9.186%, 7/01/46 (IF)
        4,000    Illinois Finance Authority, Revenue Bonds, Northwestern Memorial     8/14 at 100.00         N/R (4)     4,631,920
                    Hospital, Series 2004A, 5.500%, 8/15/43 (Pre-refunded 8/15/14)
        1,000    Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital     8/19 at 100.00             BBB     1,038,700
                    and Medical Centers, Series 2009, 6.875%, 8/15/38
        2,100    Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross    8/18 at 100.00             BBB     1,904,070
                    Hospital and Medical Centers, Series 2008A, 5.500%, 8/15/30
        1,320    Illinois Health Facilities Authority, Revenue Bonds, Decatur        10/11 at 100.00               A     1,346,492
                    Memorial Hospital, Series 2001, 5.600%, 10/01/16
        2,950    Illinois Health Facilities Authority, Revenue Bonds, Lake Forest     7/12 at 100.00             AA+     3,088,503
                    Hospital, Series 2002A, 6.000%, 7/01/17
        2,275    Illinois Health Facilities Authority, Revenue Refunding Bonds,       1/13 at 100.00            Baa1     2,339,360
                    Elmhurst Memorial Healthcare, Series 2002, 6.250%, 1/01/17
          100    Illinois Health Facilities Authority, Revenue Refunding Bonds,       5/10 at 100.00             N/R        90,531
                    Rockford Health System, Series 1997, 5.000%, 8/15/21 - AMBAC
                    Insured
        3,125    Metropolitan Pier and Exposition Authority, Illinois, Revenue         No Opt. Call                A     2,316,219
                    Bonds, McCormick Place Expansion Project, Series 1992A,
                    0.000%, 6/15/17 - FGIC Insured
          810    Metropolitan Pier and Exposition Authority, Illinois, Revenue         No Opt. Call              AAA       248,216
                    Bonds, McCormick Place Expansion Project, Series 2002A,
                    0.000%, 6/15/30 - NPFG Insured
        5,000    Metropolitan Pier and Exposition Authority, Illinois, Revenue        6/12 at 101.00             AAA     5,173,250
                    Refunding Bonds, McCormick Place Expansion Project, Series
                    2002B, 5.000%, 6/15/21 - NPFG Insured

                                                           Nuveen Investments 17

   NXP

---------

Nuveen Select Tax-Free Income Portfolio (continued)
Portfolio of Investments March 31, 2010

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)     RATINGS (3)         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                 ILLINOIS (continued)
$       1,300    Schaumburg, Illinois, General Obligation Bonds, Series 2004B,       12/14 at 100.00             AA+  $  1,347,359
                    5.250%, 12/01/34 - FGIC Insured Yorkville, Illinois, General
                    Obligation Debt Certificates, Series 2003:
        1,000    5.000%, 12/15/19 (Pre-refunded 12/15/11) - RAAI Insured             12/11 at 100.00         N/R (4)     1,073,480
        1,000    5.000%, 12/15/20 (Pre-refunded 12/15/11) - RAAI Insured             12/11 at 100.00         N/R (4)     1,073,480
----------------------------------------------------------------------------------------------------------------------------------
       33,195    Total Illinois                                                                                         32,375,315
----------------------------------------------------------------------------------------------------------------------------------
                 INDIANA - 6.7%
        1,000    Franklin Community Multi-School Building Corporation, Marion         7/14 at 100.00           A (4)     1,138,320
                    County, Indiana, First Mortgage Revenue Bonds, Series 2004,
                    5.000%, 7/15/22 (Pre-refunded 7/15/14) - FGIC Insured
        1,770    Indiana Health Facility Financing Authority, Hospital Revenue         No Opt. Call              AAA     2,013,410
                    Refunding Bonds, Columbus Regional Hospital, Series 1993,
                    7.000%, 8/15/15 - AGM Insured
        1,000    Indiana Health Facility Financing Authority, Revenue Bonds,          3/17 at 100.00             BBB       973,930
                    Community Foundation of Northwest Indiana, Series 2007,
                    5.500%, 3/01/37
        9,855    Indianapolis Local Public Improvement Bond Bank, Indiana,            7/12 at 100.00             AAA    10,755,944
                    Waterworks Project, Series 2002A, 5.125%, 7/01/21
                    (Pre-refunded 7/01/12) - NPFG Insured
          750    West Clark 2000 School Building Corporation, Clark County,           1/15 at 100.00             AA+       779,993
                    Indiana, First Mortgage Bonds, Series 2005, 5.000%, 7/15/22 -
                    NPFG Insured
----------------------------------------------------------------------------------------------------------------------------------
       14,375    Total Indiana                                                                                          15,661,597
----------------------------------------------------------------------------------------------------------------------------------
                 IOWA - 1.8%
        1,000    Iowa Tobacco Settlement Authority, Asset Backed Settlement           6/15 at 100.00             BBB       724,140
                    Revenue Bonds, Series 2005C, 5.375%, 6/01/38
        4,000    Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue      6/17 at 100.00             BBB     3,405,480
                    Bonds, Series 2005B, 5.600%, 6/01/34
----------------------------------------------------------------------------------------------------------------------------------
        5,000    Total Iowa                                                                                              4,129,620
----------------------------------------------------------------------------------------------------------------------------------
                 KANSAS - 0.5%
          500    Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial          7/16 at 100.00              A3       460,720
                    Hospital, Series 2006, 4.875%, 7/01/36
          750    Wamego, Kansas, Pollution Control Revenue Bonds, Kansas Gas and      6/14 at 100.00               A       761,130
                    Electric Company, Series 2004, 5.300%, 6/01/31 - NPFG Insured
----------------------------------------------------------------------------------------------------------------------------------
        1,250    Total Kansas                                                                                            1,221,850
----------------------------------------------------------------------------------------------------------------------------------
                 KENTUCKY - 0.5%
        1,100    Jefferson County, Kentucky, Health System Revenue Bonds, Alliant     5/10 at 100.50           A (4)     1,109,570
                    Health System Inc., Series 1998, 5.125%, 10/01/18 - MBIA
                    Insured (ETM)
----------------------------------------------------------------------------------------------------------------------------------
                 LOUISIANA - 0.5%
        1,100    Tobacco Settlement Financing Corporation, Louisiana, Tobacco         5/11 at 101.00             BBB     1,022,714
                    Settlement Asset-Backed Bonds, Series 2001 B, 5.875%, 5/15/39
----------------------------------------------------------------------------------------------------------------------------------
                 MASSACHUSETTS - 2.2%
          500    Massachusetts Health and Educational Facilities Authority,           7/18 at 100.00              A3       474,700
                    Revenue Bonds, CareGroup Inc., Series 2008E-1, 5.000%, 7/01/28
           20    Massachusetts Health and Educational Facilities Authority,           7/11 at 101.00              AA        21,158
                    Revenue Bonds, Partners HealthCare System Inc., Series 2001 C,
                    6.000%, 7/01/17
          480    Massachusetts Health and Educational Facilities Authority,           7/11 at 101.00             AAA       516,960
                    Revenue Bonds, Partners HealthCare System Inc., Series 2001 C,
                    6.000%, 7/01/17 (Pre-refunded 7/01/11)
        1,985    Massachusetts Housing Finance Agency, Housing Bonds, Series         12/18 at 100.00             AA-     2,014,636
                    2009F, 5.700%, 6/01/40
        1,055    Massachusetts Turnpike Authority, Metropolitan Highway System        7/10 at 100.00               A     1,033,573
                    Revenue Bonds, Senior Series 1997A, 5.000%, 1/01/37 - NPFG
                    Insured
        1,045    Massachusetts Turnpike Authority, Metropolitan Highway System        7/10 at 100.00              AA     1,037,037
                    Revenue Bonds, Subordinate Series 1999A, 5.000%, 1/01/39 -
                    AMBAC Insured
----------------------------------------------------------------------------------------------------------------------------------
        5,085    Total Massachusetts                                                                                     5,098,064
----------------------------------------------------------------------------------------------------------------------------------

18 Nuveen  Investments

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)     RATINGS (3)        VALUE
---------------------------------------------------------------------------------------------------------------------------------
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)     RATINGS (3)        VALUE
---------------------------------------------------------------------------------------------------------------------------------
                 MICHIGAN - 1.6%
$       1,000    Michigan State Hospital Finance Authority, Hospital Revenue          8/10 at 100.00             BB-  $   899,640
                    Bonds, Detroit Medical Center Obligated Group, Series 1998A,
                    5.125%, 8/15/18
        2,900    Michigan State Hospital Finance Authority, Hospital Revenue         12/12 at 100.00              AA    2,883,673
                    Refunding Bonds, Trinity Health Credit Group, Series 2002C,
                    5.375%, 12/01/30
---------------------------------------------------------------------------------------------------------------------------------
        3,900    Total Michigan                                                                                         3,783,313
---------------------------------------------------------------------------------------------------------------------------------
                 MISSOURI - 0.7%
        5,000    Kansas City Municipal Assistance Corporation, Missouri, Leasehold     No Opt. Call              AA-    1,605,200
                    Revenue Bonds, Series 2004B-1, 0.000%, 4/15/30 - AMBAC Insured
---------------------------------------------------------------------------------------------------------------------------------
                 NEVADA - 5.4%
        2,500    Clark County, Nevada, Motor Vehicle Fuel Tax Highway Improvement     7/13 at 100.00             AA-    2,558,100
                    Revenue Bonds, Series 2003, 5.000%, 7/01/23 - AMBAC Insured
        1,000    Clark County, Nevada, Passenger Facility Charge Revenue Bonds,       1/20 at 100.00             Aa3      995,290
                    Las Vegas-McCarran International Airport, Series 2010A,
                    5.250%, 7/01/42
                 Director of Nevada State Department of Business and Industry,
                    Revenue Bonds, Las Vegas
                 Monorail Project, First Tier, Series 2000:
        2,360    0.000%, 1/01/21 - AMBAC Insured                                       No Opt. Call             Caa2      394,096
        4,070    0.000%, 1/01/22 - AMBAC Insured                                       No Opt. Call             Caa2      640,292
        6,025    5.375%, 1/01/40 - AMBAC Insured (5)                                  7/10 at 100.00            Caa2    2,056,574
        1,500    Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue        6/19 at 100.00               A    1,703,940
                    Bonds, Series 2009A, 8.000%, 6/15/30
        1,515    Reno, Nevada, Capital Improvement Revenue Bonds, Series 2002,        6/12 at 100.00               A    1,529,332
                    5.500%, 6/01/21 - FGIC Insured
        2,555    Reno, Nevada, Capital Improvement Revenue Bonds, Series 2002,        6/12 at 100.00        Baa1 (4)    2,804,547
                    5.500%, 6/01/21 (Pre-refunded 6/01/12) - FGIC Insured
---------------------------------------------------------------------------------------------------------------------------------
       21,525    Total Nevada                                                                                          12,682,171
---------------------------------------------------------------------------------------------------------------------------------
                 NEW HAMPSHIRE - 0.2%
          365    New Hampshire Housing Finance Authority, Single Family Mortgage      5/11 at 100.00             Aa2      368,661
                    Acquisition Bonds, Series 2001 A, 5.600%, 7/01/21 (Alternative
                    Minimum Tax)
---------------------------------------------------------------------------------------------------------------------------------
                 NEW JERSEY - 2.7%
        2,500    New Jersey Health Care Facilities Financing Authority, Revenue       7/13 at 100.00             Ba2    2,261,350
                    Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/23
                 Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                    Settlement Asset-Backed Bonds, Series 2002:
        1,325    5.750%, 6/01/32 (Pre-refunded 6/01/12)                               6/12 at 100.00             AAA    1,425,289
        1,000    6.000%, 6/01/37 (Pre-refunded 6/01/12)                               6/12 at 100.00             AAA    1,107,230
        2,500    Tobacco Settlement Financing Corporation, New Jersey, Tobacco        6/17 at 100.00             BBB    1,617,350
                    Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/41
---------------------------------------------------------------------------------------------------------------------------------
        7,325    Total New Jersey                                                                                       6,411,219
---------------------------------------------------------------------------------------------------------------------------------
                 NEW MEXICO - 2.2%
        1,000    New Mexico Mortgage Finance Authority, Multifamily Housing           9/17 at 100.00             AAA    1,003,000
                    Revenue Bonds, St Anthony, Series 2007A, 5.250%, 9/01/42
                    (Alternative Minimum Tax)
        4,000    University of New Mexico, FHA-Insured Mortgage Hospital Revenue      7/14 at 100.00             AAA    4,051,320
                    Bonds, Series 2004, 4.625%, 7/01/25 - AGM Insured
---------------------------------------------------------------------------------------------------------------------------------
        5,000    Total New Mexico                                                                                       5,054,320
---------------------------------------------------------------------------------------------------------------------------------
                 NEW YORK - 1.1 %
        1,000    Dormitory Authority of the State of New York, FHA-Insured            2/14 at 100.00             AAA    1,014,220
                    Mortgage Revenue Bonds, Kaleida Health, Series 2004, 5.050%,
                    2/15/25
        1,215    Dormitory Authority of the State of New York, Revenue Bonds,         7/10 at 101.00              A2    1,235,254
                    Mount Sinai NYU Health Obligated Group, Series 2000A, 6.500%,
                    7/01/17
          385    Dormitory Authority of the State of New York, Revenue Bonds,         7/10 at 101.00          A2 (4)      394,040
                    Mount Sinai NYU Health Obligated Group, Series 2000A, 6.500%,
                    7/01/17 (Pre-refunded 7/01/10)
---------------------------------------------------------------------------------------------------------------------------------
        2,600    Total New York                                                                                         2,643,514
---------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 19

   NXP

---------

Nuveen Select Tax-Free Income Portfolio (continued)
Portfolio of Investments March 31, 2010

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)     RATINGS (3)         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                 NORTH CAROLINA - 1.7%
$       1,000    North Carolina Eastern Municipal Power Agency, Power System          1/19 at 100.00              A-  $  1,169,060
                    Revenue Bonds, Series 2008C, 6.750%, 1/01/24
        2,195    North Carolina Eastern Municipal Power Agency, Power System          5/10 at 100.00              A-     2,197,195
                    Revenue Refunding Bonds, Series 1993B, 5.500%, 1/01/21
          500    Raleigh Durham Airport Authority, North Carolina, Airport Revenue    5/11 at 101.00             Aa3       514,805
                    Bonds, Series 2001A, 5.250%, 11/01/17 - FGIC Insured
----------------------------------------------------------------------------------------------------------------------------------
        3,695    Total North Carolina                                                                                    3,881,060
----------------------------------------------------------------------------------------------------------------------------------
                 OHIO - 0.6%
        1,500    Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco        6/17 at 100.00             BBB     1,114,515
                    Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                    2007A-2, 6.000%, 6/01/42
          300    Lebanon, Ohio, Electric System Mortgage Revenue Bonds, Series       12/10 at 101.00          A2 (4)       313,407
                    2001, 5.500%, 12/01/17 (Pre-refunded 12/01/10) - AMBAC Insured
----------------------------------------------------------------------------------------------------------------------------------
        1,800    Total Ohio                                                                                              1,427,922
----------------------------------------------------------------------------------------------------------------------------------
                 OKLAHOMA - 2.0%
        1,000    Norman Regional Hospital Authority, Oklahoma, Hospital Revenue       9/16 at 100.00             BB+       813,680
                    Bonds, Series 2005, 5.375%, 9/01/36
        4,000    Oklahoma Development Finance Authority, Revenue Bonds, St. John      2/14 at 100.00               A     3,964,240
                    Health System, Series 2004, 5.000%, 2/15/24
----------------------------------------------------------------------------------------------------------------------------------
        5,000    Total Oklahoma                                                                                          4,777,920
----------------------------------------------------------------------------------------------------------------------------------
                 PENNSYLVANIA - 0.5%
          500    Pennsylvania Higher Educational Facilities Authority, Revenue        7/13 at 100.00            BBB+       505,370
                    Bonds, Widener University, Series 2003, 5.250%, 7/15/24
          700    Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series    12/14 at 100.00             Aa3       730,737
                    2004A, 5.500%, 12/01/31 - AMBAC Insured
----------------------------------------------------------------------------------------------------------------------------------
        1,200    Total Pennsylvania                                                                                      1,236,107
----------------------------------------------------------------------------------------------------------------------------------
                 PUERTO RICO - 0.5%
        1,000    Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue       8/19 at 100.00              A+     1,076,870
                    Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42
----------------------------------------------------------------------------------------------------------------------------------
                 SOUTH CAROLINA - 7.8%
        1,250    Dorchester County School District 2, South Carolina, Installment    12/14 at 100.00             AA-     1,317,638
                    Purchase Revenue Bonds, GROWTH, Series 2004, 5.250%, 12/01/20
       10,000    Greenville County School District, South Carolina, Installment      12/12 at 101.00          AA (4)    11,356,401
                    Purchase Revenue Bonds, Series 2002, 5.875%, 12/01/19
                    (Pre-refunded 12/01/12)
        1,500    Lexington County Health Service District, South Carolina,           11/13 at 100.00          A+ (4)     1,734,675
                    Hospital Revenue Refunding and Improvement Bonds, Series 2003,
                    6.000%, 11/01/18 (Pre-refunded 11/01/13)
          520    South Carolina JOBS Economic Development Authority, Economic        11/12 at 100.00          A3 (4)       579,218
                    Development Revenue Bonds, Bon Secours Health System Inc.,
                    Series 2002A, 5.625%, 11/15/30 (Pre-refunded 11/15/12)
        1,980    South Carolina JOBS Economic Development Authority, Economic        11/12 at 100.00              A-     1,971,486
                    Development Revenue Bonds, Bon Secours Health System Inc.,
                    Series 2002B, 5.625%, 11/15/30
        1,130    Tobacco Settlement Revenue Management Authority, South Carolina,     5/12 at 100.00         BBB (4)     1,170,974
                    Tobacco Settlement Asset-Backed Bonds, Series 2001 B, 6.000%,
                    5/15/22 (Pre-refunded 5/15/12)
----------------------------------------------------------------------------------------------------------------------------------
       16,380    Total South Carolina                                                                                   18,130,392
----------------------------------------------------------------------------------------------------------------------------------
                 TEXAS - 8.5%
        5,000    Brazos River Harbor Navigation District, Brazoria County, Texas,     5/12 at 101.00            BBB-     5,050,250
                    Environmental Facilities Revenue Bonds, Dow Chemical Company
                    Project, Series 2002A-6, 6.250%, 5/15/33 (Mandatory put
                    5/15/17) (Alternative Minimum Tax)
        1,000    Dallas Area Rapid Transit, Texas, Senior Lien Sales Tax Revenue     12/11 at 100.00             AAA     1,071,380
                    Bonds, Series 2001, 5.000%, 12/01/31 (Pre-refunded 12/01/11) -
                    AMBAC Insured

20  Nuveen  Investments

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)     RATINGS (3)         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                 TEXAS (continued)
$         360    Dallas-Fort Worth International Airport Public Facility              5/10 at 100.00             AAA  $    360,468
                    Corporation, Texas, Airport Hotel Revenue Bonds, Series 2001,
                    5.500%, 1/15/20 - AGM Insured
        2,300    Harris County Health Facilities Development Corporation, Texas,     11/13 at 100.00              AA     2,326,427
                    Thermal Utility Revenue Bonds, TECO Project, Series 2003,
                    5.000%, 11/15/30 - NPFG Insured
        1,550    Harris County-Houston Sports Authority, Texas, Junior Lien            No Opt. Call                A       379,595
                    Revenue Bonds, Series 2001 H, 0.000%, 11/15/30 - NPFG Insured
        3,470    Harris County-Houston Sports Authority, Texas, Senior Lien           11/30 at 61.17               A       465,882
                    Revenue Refunding Bonds, Series 2001A, 0.000%, 11/15/38 - NPFG
                    Insured
        2,805    Harris County-Houston Sports Authority, Texas, Third Lien Revenue    11/24 at 52.47               A       459,094
                    Bonds, Series 2004-A3., 0.000%, 11/15/35 - NPFG Insured
           45    Irving Independent School District, Dallas County, Texas, General    2/12 at 100.00             AAA        45,708
                    Obligation Refunding Bonds, Series 2002A, 5.000%, 2/15/31
        3,455    Irving Independent School District, Dallas County, Texas, General    2/12 at 100.00             AAA     3,722,728
                    Obligation Refunding Bonds, Series 2002A, 5.000%, 2/15/31
                    (Pre-refunded 2/15/12)
        1,780    Leander Independent School District, Williamson and Travis           8/16 at 35.23              AAA       419,777
                    Counties, Texas, General Obligation Bonds, Series 2007,
                    0.000%, 8/15/37
        2,000    North Texas Thruway Authority, First Tier System Revenue             1/25 at 100.00              A2     1,520,680
                    Refunding Bonds, Capital Appreciation Series 2008I, 0.000%,
                    1/01/43
        2,000    Richardson Hospital Authority, Texas, Revenue Bonds, Richardson     12/13 at 100.00            Baa2     1,873,040
                    Regional Medical Center, Series 2004, 6.000%, 12/01/34
          465    San Antonio, Texas, Water System Revenue Refunding Bonds, Series     5/12 at 100.00         Aa3 (4)       500,772
                    1992, 6.000%, 5/15/16 (Pre-refunded 5/15/12) - MBIA Insured
        1,750    Texas, General Obligation Bonds, Water Financial Assistance          8/13 at 100.00             AA+     1,666,403
                    Program, Series 2003A, 5.125%, 8/01/42 (Alternative Minimum
                    Tax)
----------------------------------------------------------------------------------------------------------------------------------
       27,980    Total Texas                                                                                            19,862,204
----------------------------------------------------------------------------------------------------------------------------------
                 UTAH - 0.4%
          775    Utah State Building Ownership Authority, Lease Revenue Bonds,       11/11 at 100.00             AA+       820,462
                    State Facilities Master Lease Program, Series 2001 B, 5.250%,
                    5/15/24
----------------------------------------------------------------------------------------------------------------------------------
                 VIRGINIA - 0.6%
        1,500    Fairfax County Economic Development Authority, Virginia,            10/17 at 100.00             N/R     1,410,945
                    Residential Care Facilities Mortgage Revenue Bonds, Goodwin
                    House, Inc., Series 2007A, 5.125%, 10/01/42
----------------------------------------------------------------------------------------------------------------------------------
                 WASHINGTON - 6.9%
          250    Energy Northwest, Washington, Electric Revenue Refunding Bonds,      7/12 at 100.00             Aaa       271,980
                    Columbia Generating Station - Nuclear Project 2, Series 2002C,
                    5.500%, 7/01/17 - NPFG Insured
        2,470    Snohomish County Public Utility District 1, Washington,               No Opt. Call              Aaa     2,641,369
                    Generation System Revenue Bonds, Series 1989, 6.750%, 1/01/12
                    (ETM)
        9,750    Washington State Healthcare Facilities Authority, Revenue Bonds,    10/11 at 100.00              AA    10,169,250
                    Sisters of Providence Health System, Series 2001A, 5.125%,
                    10/01/17 - NPFG Insured
        2,105    Washington State Tobacco Settlement Authority, Tobacco Settlement    6/13 at 100.00             BBB     2,137,143
                    Asset-Backed Revenue Bonds, Series 2002, 6.500%, 6/01/26
        2,115    Washington State, Motor Vehicle Fuel Tax General Obligation           No Opt. Call              AA+       942,148
                    Bonds, Series 2003F, 0.000%, 12/01/27 - NPFG Insured
----------------------------------------------------------------------------------------------------------------------------------
       16,690    Total Washington                                                                                       16,161,890
----------------------------------------------------------------------------------------------------------------------------------
                 WEST VIRGINIA - 0.5%
          760    Marshall County, West Virginia, Special Obligation Refunding          No Opt. Call              AAA       765,806
                    Bonds, Series 1992, 6.500%, 5/15/10 (ETM)
          500    West Virginia Hospital Finance Authority, Revenue Bonds, United      6/16 at 100.00              A+       477,815
                    Hospital Center Inc. Project, Series 2006A, 4.500%, 6/01/26 -
                    AMBAC Insured
----------------------------------------------------------------------------------------------------------------------------------
        1,260    Total West Virginia                                                                                     1,243,621
----------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 21

   NXP

---------

Nuveen Select Tax-Free Income Portfolio (continued)
Portfolio of Investments March 31, 2010

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)     RATINGS (3)          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                 WISCONSIN - 1.9%
-----------------------------------------------------------------------------------------------------------------------------------
$         785    Badger Tobacco Asset Securitization Corporation, Wisconsin,          6/12 at 100.00             AAA  $     843,121
                    Tobacco Settlement Asset-Backed Bonds, Series 2002, 6.125%,
                    6/01/27 (Pre-refunded 6/01/12)
-----------------------------------------------------------------------------------------------------------------------------------
        1,000    Wisconsin Health and Educational Facilities Authority, Revenue       8/13 at 100.00            BBB+      1,007,570
                    Bonds, Wheaton Franciscan Services Inc., Series 2003A, 5.500%,
                    8/15/17
-----------------------------------------------------------------------------------------------------------------------------------
        2,500    Wisconsin, General Obligation Refunding Bonds, Series 2003-3,       11/13 at 100.00              AA      2,590,625
                    5.000%, 11/01/26
-----------------------------------------------------------------------------------------------------------------------------------
        4,285    Total Wisconsin                                                                                          4,441,316
-----------------------------------------------------------------------------------------------------------------------------------
$     272,045    Total Long-Term Investments (cost $226,267,445) - 98.7%                                                230,629,711
-----------------------------------------------------------------------------------------------------------------------------------

    PRINCIPAL
 AMOUNT (000)    DESCRIPTION (1)                                                                                              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                 SHORT-TERM INVESTMENTS - 0.2%
$         569    State Street Bank Euro Dollar Time Deposit, 0.010%, 4/01/10                                          $     569,365
-----------------------------------------------------------------------------------------------------------------------------------
                 Total Short-Term Investments (cost $569,365)                                                               569,365
                 ------------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $226,836,810) - 98.9%                                                          231,199,076
                 ------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 1.1 %                                                                    2,669,430
                 ------------------------------------------------------------------------------------------------------------------
                 Net Assets - 100%                                                                                    $ 233,868,506
                 ==================================================================================================================

     (1) All percentages shown in the Portfolio of Investments are based on net assets.

     (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

     (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

     (4)  Backed by an escrow or trust containing sufficient U.S.
          Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

     (5) Subsequent to the reporting period, the Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income on the Fund's records. N/R Not rated.

   (ETM)  Escrowed to maturity.

    (IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

22 Nuveen Investments

    NXQ

---------

         Nuveen Select Tax-Free Income Portfolio 2
         Portfolio of Investments

                                 March 31, 2010

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)     RATINGS (3)          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                 ALABAMA - 0.2%
$         150    Alabama Water Pollution Control Authority, Revolving Fund Loan       5/10 at 100.00              AA  $     150,017
                    Bonds, Series 1999, 5.750%, 8/15/23 - AMBAC Insured
          250    Lauderdale County and Florence Health Authority, Alabama, Revenue    7/10 at 102.00               A        239,793
                    Bonds, Coffee Health Group, Series 2000A, 6.000%, 7/01/29 -
                    NPFG Insured
-----------------------------------------------------------------------------------------------------------------------------------
          400    Total Alabama                                                                                              389,810
-----------------------------------------------------------------------------------------------------------------------------------
                 ARIZONA - 0.7%
        2,000    Salt Verde Financial Corporation, Arizona, Senior Gas Revenue         No Opt. Call                A      1,748,460
                    Bonds, Series 2007, 5.000%, 12/01/37
-----------------------------------------------------------------------------------------------------------------------------------
                 ARKANSAS - 1.3%
        1,000    Fort Smith, Arkansas, Water and Sewer Revenue Refunding and         10/11 at 100.00             AAA      1,065,060
                    Construction Bonds, Series 2002A, 5.000%, 10/01/19
                    (Pre-refunded 10/01/11) - AGM Insured
        2,000    University of Arkansas, Fayetteville, Various Facilities Revenue    12/12 at 100.00             Aa3      2,031,780
                    Bonds, Series 2002, 5.000%, 12/01/32 - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------
        3,000    Total Arkansas                                                                                           3,096,840
-----------------------------------------------------------------------------------------------------------------------------------
                 CALIFORNIA - 7.2%
        1,000    Alameda Corridor Transportation Authority, California,              10/17 at 100.00              A-        788,660
                    Subordinate Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/25
                    - AMBAC Insured
        3,325    California Department of Water Resources, Power Supply Revenue       5/12 at 101.00             AA-      3,671,232
                    Bonds, Series 2002A, 6.000%, 5/01/14
          500    California State Public Works Board, Lease Revenue Refunding         6/10 at 100.50            BBB+        502,915
                    Bonds, Community Colleges Projects, Series 1998A, 5.250%,
                    12/01/16
        2,000    California State Public Works Board, Lease Revenue Refunding          No Opt. Call              Aa2      2,168,580
                    Bonds, Various University of California Projects, Series
                    1993A, 5.500%, 6/01/14
           60    California, General Obligation Bonds, Series 1997, 5.000%,           5/10 at 100.00              A-         60,059
                    10/01/18 - AMBAC Insured
        2,500    California, General Obligation Bonds, Series 2005, 5.000%, 3/01/31   3/16 at 100.00              A-      2,381,475
        1,000    Golden State Tobacco Securitization Corporation, California,         6/17 at 100.00             BBB        640,650
                    Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                    2007A-1, 5.125%, 6/01/47
        3,200    Golden State Tobacco Securitization Corporation, California,         6/13 at 100.00             AAA      3,725,696
                    Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.750%,
                    6/01/39 (Pre-refunded 6/01/13)
          450    M-S-R Energy Authority, Gas Revenue Bonds, California, Citigroup      No Opt. Call                A        482,256
                    Prepay Contracts, Series 2009C, 6.500%, 11/01/39
        1,195    Palmdale Elementary School District, Los Angeles County,              No Opt. Call              AAA        399,978
                    California, General Obligation Bonds, Series 2003, 0.000%,
                    8/01/28 - AGM Insured
          590    Palomar Pomerado Health, California, Certificates of                11/19 at 100.00            Baa2        611,936
                    Participation, Series 2009, 6.750%,11/01/39
        1,890    San Joaquin Delta Community College District, California, General    8/18 at 47.14              AAA        486,864
                    Obligation Bonds, Election 2004 Series 2008B, 0.000%, 8/01/31
                    - AGM Insured
        1,750    Tobacco Securitization Authority of Northern California, Tobacco     6/15 at 100.00             BBB      1,201,883
                    Settlement Asset-Backed Bonds, Series 2005A-1, 5.500%, 6/01/45
-----------------------------------------------------------------------------------------------------------------------------------
       19,460    Total California                                                                                        17,122,184
-----------------------------------------------------------------------------------------------------------------------------------
                 COLORADO - 10.8%
          500    Colorado Health Facilities Authority, Colorado, Revenue Bonds,       7/19 at 100.00              AA        527,770
                    Catholic Health Initiatives, Series 2009A, 5.500%, 7/01/34
        1,700    Colorado Health Facilities Authority, Revenue Bonds, Catholic        3/12 at 100.00         Aa2 (4)      1,839,060
                    Health Initiatives, Series 2002A, 5.500%, 3/01/22 (ETM)
        1,300    Colorado Health Facilities Authority, Revenue Bonds, Catholic        3/12 at 100.00          AA (4)      1,410,981
                    Health Initiatives, Series 2002A, 5.500%, 3/01/22
                    (Pre-refunded 3/01/12)

                                                           Nuveen Investments 23

    NXQ

---------

         Nuveen Select Tax-Free Income Portfolio 2 (continued)
         Portfolio of Investments March 31, 2010

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)     RATINGS (3)          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                 COLORADO (continued)
$       2,020    Denver City and County, Colorado, Airport System Revenue Bonds,       No Opt. Call               A+  $   2,221,657
                    Series 1991 D, 7.750%, 11/15/13 (Alternative Minimum Tax)
        5,000    Denver City and County, Colorado, Airport System Revenue            11/11 at 100.00              A+      5,302,149
                    Refunding Bonds, Series 2001 A, 5.625%, 11/15/17 - FGIC
                    Insured (Alternative Minimum Tax)
        1,555    Denver City and County, Colorado, Airport System Revenue            11/11 at 100.00              A+      1,645,874
                    Refunding Bonds, Series 2001, 5.500%, 11/15/16 - FGIC Insured
        3,000    Denver Convention Center Hotel Authority, Colorado, Senior          12/13 at 100.00         N/R (4)      3,349,050
                    Revenue Bonds, Convention Center Hotel, Series 2003A, 5.000%,
                    12/01/23 (Pre-refunded 12/01/13) - SYNCORA GTY Insured
        2,000    Denver Convention Center Hotel Authority, Colorado, Senior          11/16 at 100.00            BBB-      1,603,600
                    Revenue Bonds, Convention Center Hotel, Series 2006, 4.750%,
                    12/01/35 - SYNCORA GTY Insured
                 E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,
                    Series 2000B:
        5,100    0.000%, 9/01/24 - NPFG Insured                                        No Opt. Call                A      2,024,343
        7,500    0.000%, 9/01/29 - NPFG Insured                                        No Opt. Call                A      2,047,275
        4,000    0.000%, 9/01/33 - NPFG Insured                                        No Opt. Call                A        824,360
        5,000    E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,      9/10 at 31.42              Aaa      1,568,150
                    Series 2000B, 0.000%, 9/01/28 (Pre-refunded 9/01/10) - NPFG
                    Insured
          250    Northwest Parkway Public Highway Authority, Colorado, Revenue        6/11 at 102.00             AAA        268,718
                    Bonds, Senior Series 2001A, 5.250%, 6/15/41 (Pre-refunded
                    6/15/11) - AGM Insured
        1,100    University of Colorado Hospital Authority, Revenue Bonds, Series    11/11 at 100.00          A3 (4)      1,182,412
                    2001A, 5.600%, 11/15/31 (Pre-refunded 11/15/11)
-----------------------------------------------------------------------------------------------------------------------------------
       40,025    Total Colorado                                                                                          25,815,399
-----------------------------------------------------------------------------------------------------------------------------------
                 FLORIDA - 2.4%
        1,000    Hillsborough County Industrial Development Authority, Florida,      10/16 at 100.00              A3        938,650
                    Hospital Revenue Bonds, Tampa General Hospital, Series 2006,
                    5.250%, 10/01/41
        1,500    Jacksonville, Florida, Guaranteed Entitlement Revenue Refunding     10/12 at 100.00              A+      1,533,915
                    and Improvement Bonds, Series 2002, 5.000%, 10/01/21 - FGIC
                    Insured
        2,500    JEA, Florida, Electric System Revenue Bonds, Series 2006-3A,         4/15 at 100.00             AAA      2,533,075
                    5.000%, 10/01/41 - AGM Insured
          625    Miami-Dade County Expressway Authority, Florida, Toll System         7/11 at 101.00              A3        630,963
                    Revenue Refunding Bonds, Series 2001, 5.125%, 7/01/29 - FGIC
                    Insured
-----------------------------------------------------------------------------------------------------------------------------------
        5,625    Total Florida                                                                                            5,636,603
-----------------------------------------------------------------------------------------------------------------------------------
                 ILLINOIS - 14.5%
          630    Chicago Metropolitan Housing Development Corporation, Illinois,      7/10 at 100.00              AA        631,443
                    FHA-Insured Section 8 Assisted Housing Development Revenue
                    Refunding Bonds, Series 1992, 6.800%, 7/01/17
          590    Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series 2003A,       7/13 at 100.00             AA+        595,233
                    5.000%, 1/01/33 - AMBAC Insured
        1,665    Chicago, Illinois, Third Lien General Airport Revenue Bonds,         1/16 at 100.00              A1      1,660,388
                    O'Hare International Airport, Series 2005A, 5.000%, 1/01/33 -
                    FGIC Insured
          600    Illinois Educational Facilities Authority, Student Housing           5/12 at 101.00             Aaa        668,034
                    Revenue Bonds, Educational Advancement Foundation Fund,
                    University Center Project, Series 2002, 6.000%, 5/01/22
                    (Pre-refunded 5/01/12)
        1,050    Illinois Finance Authority, Revenue Bonds, Loyola University of      7/17 at 100.00             Aa1      1,095,822
                    Chicago, Tender Option Bond Trust 1137, 9.186%, 7/01/46 (IF)
        2,185    Illinois Finance Authority, Revenue Bonds, YMCA of Southwest         9/15 at 100.00             Aa3      1,871,737
                    Illinois, Series 2005, 5.000%, 9/01/31 - RAAI Insured
        1,600    Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross    8/18 at 100.00             BBB      1,450,720
                    Hospital and Medical Centers, Series 2008A, 5.500%, 8/15/30
        2,255    Illinois Health Facilities Authority, Revenue Bonds, Lake Forest     7/12 at 100.00             AA+      2,329,099
                    Hospital, Series 2002A, 6.250%, 7/01/22
        1,055    Illinois Health Facilities Authority, Revenue Bonds, Loyola          7/11 at 100.00        Baa3 (4)      1,124,514
                    University Health System, Series 2001A, 6.125%, 7/01/31
                    (Pre-refunded 7/01/11)
          335    Illinois Health Facilities Authority, Revenue Refunding Bonds,       5/10 at 100.00             N/R        303,279
                    Rockford Health System, Series 1997, 5.000%, 8/15/21 - AMBAC
                    Insured

24 Nuveen Investments

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)     RATINGS (3)        VALUE
---------------------------------------------------------------------------------------------------------------------------------
                 ILLINOIS (continued)
$       1,000    Illinois Housing Development Authority, Housing Finance Bonds,       1/15 at 100.00              A+  $   978,290
                    Series 2005E, 4.750%, 7/01/30 - FGIC Insured
        5,700    Illinois, Sales Tax Revenue Bonds, First Series 2002, 5.000%,        6/13 at 100.00             AAA    5,948,576
                    6/15/22
           45    Metropolitan Pier and Exposition Authority, Illinois, Revenue        6/10 at 100.00              A3       45,167
                    Bonds, McCormick Place Expansion Project, Series 1992A,
                    6.500%, 6/15/22
        7,000    Metropolitan Pier and Exposition Authority, Illinois, Revenue        6/12 at 101.00             AAA    7,242,549
                    Refunding Bonds, McCormick Place Expansion Project, Series
                    2002B, 5.000%, 6/15/21 - NPFG Insured
        5,045    Sauk Village, Illinois, General Obligation Alternate Revenue        12/12 at 100.00               A    4,967,912
                    Source Bonds, Tax Increment, Series 2002A, 5.000%, 6/01/22 -
                    RAAI Insured
                 Sauk Village, Illinois, General Obligation Alternate Revenue
                    Source Bonds, Tax Increment, Series 2002B:
        1,060    0.000%, 12/01/17 - RAAI Insured                                       No Opt. Call                A      736,234
        1,135    0.000%, 12/01/18 - RAAI Insured                                       No Opt. Call                A      731,099
        1,100    Schaumburg, Illinois, General Obligation Bonds, Series 2004B,       12/14 at 100.00             AA+    1,140,073
                    5.250%, 12/01/34 - FGIC Insured
        1,000    Yorkville, Illinois, General Obligation Debt Certificates, Series   12/11 at 100.00         N/R (4)    1,073,480
                    2003, 5.000%, 12/15/21 (Pre-refunded 12/15/11) - RAAI Insured
---------------------------------------------------------------------------------------------------------------------------------
       35,050    Total Illinois                                                                                        34,593,649
---------------------------------------------------------------------------------------------------------------------------------
                 INDIANA - 3.8%
        1,000    Franklin Community Multi-School Building Corporation, Marion         7/14 at 100.00           A (4)    1,138,320
                    County, Indiana, First Mortgage Revenue Bonds, Series 2004,
                    5.000%, 7/15/22 (Pre-refunded 7/15/14) - FGIC Insured
          750    Indiana Health and Educational Facilities Financing Authority,        No Opt. Call              Aa1      752,055
                    Revenue Bonds, Ascension Health, Series 2006B-5, 5.000%,
                    11/15/36
        1,000    Indiana Health Facility Financing Authority, Revenue Bonds,          3/17 at 100.00             BBB      973,930
                    Community Foundation of Northwest Indiana, Series 2007,
                    5.500%, 3/01/37
          785    Indiana Housing Finance Authority, Single Family Mortgage Revenue    7/11 at 100.00             Aaa      783,226
                    Bonds, Series 2002C-2, 5.250%, 7/01/23 (Alternative Minimum
                    Tax)
        4,380    Indiana Municipal Power Agency, Power Supply System Revenue          1/12 at 100.00              A+    4,447,364
                    Bonds, Series 2002A, 5.125%, 1/01/21 - AMBAC Insured
          330    St. Joseph County Hospital Authority, Indiana, Revenue Bonds,        8/10 at 100.00             AA-      329,782
                    Memorial Health System, Series 1998A, 4.625%, 8/15/28 - NPFG
                    Insured
          750    West Clark 2000 School Building Corporation, Clark County,           1/15 at 100.00             AA+      779,993
                    Indiana, First Mortgage Bonds, Series 2005, 5.000%, 7/15/22 -
                    NPFG Insured
---------------------------------------------------------------------------------------------------------------------------------
        8,995    Total Indiana                                                                                          9,204,670
---------------------------------------------------------------------------------------------------------------------------------
                 IOWA - 3.3%
        1,560    Iowa Finance Authority, Single Family Mortgage Revenue Bonds,        7/16 at 100.00             AAA    1,500,346
                    Series 2007B, 4.800%, 1/01/37 (Alternative Minimum Tax)
        1,200    Iowa Tobacco Settlement Authority, Asset Backed Settlement           6/15 at 100.00             BBB      868,968
                    Revenue Bonds, Series 2005C, 5.375%, 6/01/38
        1,000    Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue      6/17 at 100.00             BBB      851,370
                    Bonds, Series 2005B, 5.600%, 6/01/34
                 Iowa Tobacco Settlement Authority, Tobacco Settlement
                    Asset-Backed Revenue Bonds, Series 2001 B:
          960    5.300%, 6/01/25 (Pre-refunded 6/01/11)                               6/11 at 101.00             AAA    1,010,794
        3,500    5.600%, 6/01/35 (Pre-refunded 6/01/11)                               6/11 at 101.00             AAA    3,722,320
---------------------------------------------------------------------------------------------------------------------------------
        8,220    Total Iowa                                                                                             7,953,798
---------------------------------------------------------------------------------------------------------------------------------
                 KANSAS - 0.7%
          795    Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial          7/16 at 100.00              A3      732,545
                    Hospital, Series 2006, 4.875%, 7/01/36
        1,000    Salina, Kansas, Hospital Revenue Bonds, Salina Regional Medical      4/13 at 100.00              A1      948,040
                    Center, Series 2006, 4.500%, 10/01/26
---------------------------------------------------------------------------------------------------------------------------------
        1,795    Total Kansas                                                                                           1,680,585
---------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 25

    NXQ

---------

         Nuveen Select Tax-Free Income Portfolio 2 (continued)
         Portfolio of Investments March 31, 2010

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)     RATINGS (3)         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                 LOUISIANA - 2.3%
$       2,180    Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge    7/14 at 100.00               A  $  2,216,297
                    General Hospital, Series 2004, 5.250%, 7/01/24 - NPFG Insured
        3,000    Louisiana Public Facilities Authority, Revenue Bonds, Tulane         7/12 at 100.00         N/R (4)     3,274,260
                    University, Series 2002A, 5.125%, 7/01/27 (Pre-refunded
                    7/01/12) - AMBAC Insured
----------------------------------------------------------------------------------------------------------------------------------
        5,180    Total Louisiana                                                                                         5,490,557
----------------------------------------------------------------------------------------------------------------------------------
                 MASSACHUSETTS - 3.5%
        3,000    Massachusetts Health and Educational Facilities Authority,          10/11 at 101.00            BBB+     3,031,830
                    Revenue Bonds, Berkshire Health System, Series 2001 E, 6.250%,
                    10/01/31
          500    Massachusetts Health and Educational Facilities Authority,           7/18 at 100.00              A3       474,700
                    Revenue Bonds, CareGroup Inc., Series 2008E-1, 5.000%, 7/01/28
        2,565    Massachusetts Turnpike Authority, Metropolitan Highway System        7/10 at 100.00               A     2,512,905
                    Revenue Bonds, Senior Series 1997A, 5.000%, 1/01/37 - NPFG
                    Insured
        1,270    Massachusetts Water Resources Authority, General Revenue Bonds,       No Opt. Call          Aa2 (4)     1,436,205
                    Series 1993C, 5.250%, 12/01/15 - MBIA Insured (ETM)
          820    Massachusetts Water Resources Authority, General Revenue Bonds,       No Opt. Call              Aa2       924,197
                    Series 1993C, 5.250%, 12/01/15 - MBIA Insured
----------------------------------------------------------------------------------------------------------------------------------
        8,155    Total Massachusetts                                                                                     8,379,837
----------------------------------------------------------------------------------------------------------------------------------
                 MICHIGAN - 1.5%
          545    Detroit, Michigan, General Obligation Bonds, Series 2003A,           4/13 at 100.00              BB       479,774
                    5.250%, 4/01/19 - SYNCORA GTY Insured
        2,900    Michigan State Hospital Finance Authority, Hospital Revenue         12/12 at 100.00              AA     2,883,673
                    Refunding Bonds, Trinity Health Credit Group, Series 2002C,
                    5.375%, 12/01/30
          250    Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue     9/18 at 100.00              A1       294,883
                    Bonds, William Beaumont Hospital, Refunding Series 2009V,
                    8.250%, 9/01/39
----------------------------------------------------------------------------------------------------------------------------------
        3,695    Total Michigan                                                                                          3,658,330
----------------------------------------------------------------------------------------------------------------------------------
                 MINNESOTA - 0.6%
        1,500    Minnesota Housing Finance Agency, Residential Housing Finance        7/16 at 100.00             AA+     1,429,845
                    Bonds, Series 2007-I, 4.850%, 7/01/38 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
                 MISSISSIPPI - 0.3%
          500    Mississippi Development Bank, Revenue Bonds, Mississippi             3/16 at 100.00            Baa2       492,955
                    Municipal Energy Agency, Mississippi Power, Series 2006A,
                    5.000%, 3/01/21 - SYNCORA GTY Insured
----------------------------------------------------------------------------------------------------------------------------------
                 NEVADA - 3.1%
        1,500    Clark County, Nevada, General Obligation Bank Bonds, Southern        6/11 at 100.00         AA+ (4)     1,583,370
                    Nevada Water Authority Loan, Series 2001, 5.300%, 6/01/19
                    (Pre-refunded 6/01/11) - FGIC Insured
        1,000    Clark County, Nevada, Passenger Facility Charge Revenue Bonds,       1/20 at 100.00             Aa3       995,290
                    Las Vegas-McCarran International Airport, Series 2010A,
                    5.250%, 7/01/42
                 Director of Nevada State Department of Business and Industry,
                    Revenue Bonds, Las Vegas Monorail Project, First Tier,
                    Series 2000:
        4,595    0.000%, 1/01/22 - AMBAC Insured                                       No Opt. Call             Caa2       722,885
       12,250    5.375%, 1/01/40 - AMBAC Insured (5)                                  7/10 at 100.00            Caa2     4,181,415
----------------------------------------------------------------------------------------------------------------------------------
       19,345    Total Nevada                                                                                            7,482,960
----------------------------------------------------------------------------------------------------------------------------------
                 NEW JERSEY - 1.9%
        2,500    New Jersey Health Care Facilities Financing Authority, Revenue       7/13 at 100.00             Ba2     2,261,350
                    Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/23
                 Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                    Settlement Asset-Backed Bonds, Series 2003:
        1,000    6.375%, 6/01/32 (Pre-refunded 6/01/13)                               6/13 at 100.00             AAA     1,143,040
        1,010    6.250%, 6/01/43 (Pre-refunded 6/01/13)                               6/13 at 100.00             AAA     1,163,742
----------------------------------------------------------------------------------------------------------------------------------
        4,510    Total New Jersey                                                                                        4,568,132
----------------------------------------------------------------------------------------------------------------------------------

26 Nuveen Investments

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)     RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 NEW MEXICO - 3.1%
$       1,000    New Mexico Mortgage Finance Authority, Multifamily Housing           9/17 at 100.00             AAA  $    1,003,000
                    Revenue Bonds, St Anthony, Series 2007A, 5.250%, 9/01/42
                    (Alternative Minimum Tax)
                 University of New Mexico, FHA-Insured Mortgage Hospital Revenue
                    Bonds, Series 2004:
          555    4.625%, 1/01/25 - AGM Insured                                        7/14 at 100.00             AAA         562,121
          660    4.625%, 7/01/25 - AGM Insured                                        7/14 at 100.00             AAA         668,468
        2,000    4.750%, 7/01/27 - AGM Insured                                        7/14 at 100.00             AAA       2,027,900
        3,000    4.750%, 1/01/28 - AGM Insured                                        7/14 at 100.00             AAA       3,034,320
------------------------------------------------------------------------------------------------------------------------------------
        7,215    Total New Mexico                                                                                          7,295,809
------------------------------------------------------------------------------------------------------------------------------------
                 NEW YORK - 4.0%
        2,045    Dormitory Authority of the State of New York, Revenue Bonds,         7/10 at 101.00              A2       2,079,090
                    Mount Sinai NYU Health Obligated Group, Series 2000A, 6.500%,
                    7/01/17
          655    Dormitory Authority of the State of New York, Revenue Bonds,         7/10 at 101.00          A2 (4)         670,379
                    Mount Sinai NYU Health Obligated Group, Series 2000A, 6.500%,
                    7/01/17 (Pre-refunded 7/01/10)
        2,000    New York City Municipal Water Finance Authority, New York, Water    12/14 at 100.00             AAA       2,050,380
                    and Sewerage System Revenue Bonds, Series 2004B, 5.000%,
                    6/15/36 - AGM Insured (UB)
        1,700    New York Dorm Authority, FHA Insured Mortgage Hospital Revenue       8/16 at 100.00             BB+       1,591,489
                    Bonds, Kaleida Health, Series 2006, 4.700%, 2/15/35
        3,000    New York State Tobacco Settlement Financing Corporation, Tobacco     6/11 at 100.00             AA-       3,136,200
                    Settlement Asset-Backed and State Contingency Contract-Backed
                    Bonds, Series 2003B-1C, 5.500%, 6/01/16
------------------------------------------------------------------------------------------------------------------------------------
        9,400    Total New York                                                                                            9,527,538
------------------------------------------------------------------------------------------------------------------------------------
                 NORTH CAROLINA - 0.5%
        1,155    Charlotte-Mecklenburg Hospital Authority, North Carolina,            1/11 at 101.00             AA-       1,158,442
                    Healthcare System Revenue Bonds, Carolinas Healthcare System,
                    Series 2001A, 5.000%, 1/15/31
------------------------------------------------------------------------------------------------------------------------------------
                 OHIO - 1.9%
                 Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                    Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                    2007A-2:
        1,865    5.375%, 6/01/24                                                      6/17 at 100.00             BBB       1,771,694
           50    5.125%, 6/01/24                                                      6/17 at 100.00             BBB          46,310
          680    5.875%, 6/01/30                                                      6/17 at 100.00             BBB         571,594
          775    5.750%, 6/01/34                                                      6/17 at 100.00             BBB         599,145
        2,180    5.875%, 6/01/47                                                      6/17 at 100.00             BBB       1,553,359
------------------------------------------------------------------------------------------------------------------------------------
        5,550    Total Ohio                                                                                                4,542,102
------------------------------------------------------------------------------------------------------------------------------------
                 OKLAHOMA - 1.5%
        1,000    Norman Regional Hospital Authority, Oklahoma, Hospital Revenue       9/16 at 100.00             BB+         813,680
                    Bonds, Series 2005, 5.375%, 9/01/36
        3,000    Oklahoma Development Finance Authority, Revenue Bonds, Saint John    2/17 at 100.00               A       2,762,820
                    Health System, Series 2007, 5.000%, 2/15/42
------------------------------------------------------------------------------------------------------------------------------------
        4,000    Total Oklahoma                                                                                            3,576,500
------------------------------------------------------------------------------------------------------------------------------------
                 PENNSYLVANIA - 1.9%
        1,000    Philadelphia Authority for Industrial Development, Pennsylvania,     7/11 at 101.00              A+       1,035,490
                    Airport Revenue Bonds, Philadelphia Airport System Project,
                    Series 2001A, 5.500%, 7/01/17 - FGIC Insured (Alternative
                    Minimum Tax)
        3,250    Philadelphia School District, Pennsylvania, General Obligation       2/12 at 100.00             AAA       3,518,840
                    Bonds, Series 2002A, 5.500%, 2/01/31 (Pre-refunded 2/01/12) -
                    AGM Insured
------------------------------------------------------------------------------------------------------------------------------------
        4,250    Total Pennsylvania                                                                                        4,554,330
------------------------------------------------------------------------------------------------------------------------------------
                 PUERTO RICO - 1.6%
        1,035    Puerto Rico Housing Finance Authority, Capital Fund Program         12/13 at 100.00             AA+       1,066,816
                    Revenue Bonds, Series 2003, 5.000%, 12/01/20

                                                           Nuveen Investments 27

    NXQ

---------

         Nuveen Select Tax-Free Income Portfolio 2 (continued)
         Portfolio of Investments March 31, 2010

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)     RATINGS (3)         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                 PUERTO RICO (continued)
$       1,965    Puerto Rico Housing Finance Authority, Capital Fund Program         12/13 at 100.00             AAA  $  2,207,049
                    Revenue Bonds, Series 2003, 5.000%, 12/01/20 (Pre-refunded
                    12/01/13)
       10,000    Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue        No Opt. Call              AA-       596,100
                    Bonds, Series 2007A, 0.000%, 8/01/54 - AMBAC Insured
----------------------------------------------------------------------------------------------------------------------------------
       13,000    Total Puerto Rico                                                                                       3,869,965
----------------------------------------------------------------------------------------------------------------------------------
                 RHODE ISLAND - 2.2%
        5,835    Rhode Island Tobacco Settlement Financing Corporation, Tobacco       6/12 at 100.00             BBB     5,374,734
                    Settlement Asset-Backed Bonds, Series 2002A, 6.250%, 6/01/42
----------------------------------------------------------------------------------------------------------------------------------
                 SOUTH CAROLINA - 5.4%
          700    Dorchester County School District 2, South Carolina, Installment    12/14 at 100.00             AA-       737,877
                    Purchase Revenue Bonds, GROWTH, Series 2004, 5.250%, 12/01/20
          620    Florence, South Carolina, Water and Sewerage Revenue Bonds,          3/11 at 100.00              A+       628,469
                    Series 2000, 5.750%, 3/01/20 - AMBAC Insured
        4,000    Greenville County School District, South Carolina, Installment      12/12 at 101.00          AA (4)     4,542,560
                    Purchase Revenue Bonds, Series 2002, 5.875%, 12/01/19
                    (Pre-refunded 12/01/12)
        2,500    Lexington County Health Service District, South Carolina,           11/13 at 100.00          A+ (4)     2,891,125
                    Hospital Revenue Refunding and Improvement Bonds, Series 2003,
                    6.000%, 11/01/18 (Pre-refunded 11/01/13)
                 Medical University Hospital Authority, South Carolina,
                    FHA-Insured Mortgage Revenue Bonds, Series 2004A:
          500    5.250%, 8/15/20 - NPFG Insured                                       8/14 at 100.00               A       520,220
        2,435    5.250%, 2/15/21 - NPFG Insured                                       8/14 at 100.00               A     2,530,915
          525    Piedmont Municipal Power Agency, South Carolina, Electric Revenue    5/10 at 100.00               A       524,990
                    Refunding Bonds, Series 1998A, 4.750%, 1/01/25 - NPFG Insured
          475    The College of Charleston, Charleston South Carolina, Academic       4/14 at 100.00              A2       482,282
                    and Administrative Revenue Bonds, Series 2004B, 5.125%,
                    4/01/30 - SYNCORA GTY Insured
----------------------------------------------------------------------------------------------------------------------------------
       11,755    Total South Carolina                                                                                   12,858,438
----------------------------------------------------------------------------------------------------------------------------------
                 SOUTH DAKOTA - 0.4%
        1,000    South Dakota Health and Educational Facilities Authority, Revenue   11/14 at 100.00             AA-     1,001,570
                    Bonds, Sioux Valley Hospitals, Series 2004A, 5.250%, 11/01/34
----------------------------------------------------------------------------------------------------------------------------------
                 TEXAS - 12.3%
        4,000    Brazos River Harbor Navigation District, Brazoria County, Texas,     5/12 at 101.00            BBB-     4,040,200
                    Environmental Facilities Revenue Bonds, Dow Chemical Company
                    Project, Series 2002A-6, 6.250%, 5/15/33 (Mandatory put
                    5/15/17) (Alternative Minimum Tax)
        1,500    Central Texas Regional Mobility Authority, Travis and Williamson     1/15 at 100.00               A     1,303,365
                    Counties, Toll Road Revenue Bonds, Series 2005, 5.000%,
                    1/01/45 - FGIC Insured
        1,000    Dallas Area Rapid Transit, Texas, Senior Lien Sales Tax Revenue     12/11 at 100.00             AAA     1,071,380
                    Bonds, Series 2001, 5.000%, 12/01/31 (Pre-refunded 12/01/11) -
                    AMBAC Insured
        2,500    Harris County Health Facilities Development Corporation, Texas,       No Opt. Call            A (4)     2,888,475
                    Hospital Revenue Bonds, Texas Children's Hospital, Series
                    1995, 5.500%, 10/01/16 - MBIA Insured (ETM)
        3,000    Harris County Health Facilities Development Corporation, Texas,     11/13 at 100.00              AA     3,034,470
                    Thermal Utility Revenue Bonds, TECO Project, Series 2003,
                    5.000%, 11/15/30 - NPFG Insured
        6,610    Harris County-Houston Sports Authority, Texas, Junior Lien           11/31 at 53.78               A       686,845
                    Revenue Bonds, Series 2001 H, 0.000%, 11/15/41 - NPFG Insured
          575    Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds,        No Opt. Call               A-       251,568
                    Convention and Entertainment Project, Series 2001 B, 0.000%,
                    9/01/24 - AMBAC Insured
        2,000    Houston, Texas, Subordinate Lien Airport System Revenue Bonds,       7/12 at 100.00             AAA     2,048,560
                    Series 2002A, 5.625%, 7/01/20 - AGM Insured (Alternative
                    Minimum Tax)
        3,125    Katy Independent School District, Harris, Fort Bend and Waller       2/12 at 100.00             AAA     3,367,156
                    Counties, Texas, General Obligation Bonds, Series 2002A,
                    5.000%, 2/15/32 (Pre-refunded 2/15/12)

28 Nuveen Investments

     PRINCIPAL                                                                           OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)        VALUE
---------------------------------------------------------------------------------------------------------------------------------
                 TEXAS (continued)
$        1,400   Kerrville Health Facilities Development Corporation, Texas,              No Opt. Call          BBB-  $ 1,269,730
                    Revenue Bonds, Sid Peterson Memorial Hospital Project, Series
                    2005, 5.375%, 8/15/35
            90   Lewisville Independent School District, Denton County, Texas,           8/11 at 100.00          AAA       94,190
                    General Obligation Bonds, Series 2004, 5.000%, 8/15/23
           910   Lewisville Independent School District, Denton County, Texas,           8/11 at 100.00          AAA      964,773
                    General Obligation Bonds, Series 2004, 5.000%, 8/15/23
                    (Pre-refunded 8/15/11)
           335   Live Oak, Texas, General Obligation Bonds, Series 2004, 5.250%,         8/14 at 100.00         Baa1      349,281
                    8/01/20 - NPFG Insured
         4,850   Sam Rayburn Municipal Power Agency, Texas, Power Supply System         10/12 at 100.00          BBB    5,003,988
                    Revenue Refunding Bonds, Series 2002A, 5.500%, 10/01/17 - RAAI
                    Insured
         1,000   San Antonio, Texas, Water System Revenue Bonds, Series 2005,            5/15 at 100.00           AA    1,001,300
                    4.750%, 5/15/37 - NPFG Insured
           500   Texas Water Development Board, Senior Lien State Revolving Fund         7/10 at 100.00          AAA      507,310
                    Revenue Bonds, Series 2000A, 5.625%, 7/15/13
         1,560   Texas, General Obligation Bonds, Water Financial Assistance             8/13 at 100.00          AA+    1,485,479
                    Program, Series 2003A, 5.125%, 8/01/42 (Alternative Minimum
                    Tax)
---------------------------------------------------------------------------------------------------------------------------------
        34,955   Total Texas                                                                                           29,368,070
---------------------------------------------------------------------------------------------------------------------------------
                 UTAH - 0.6%
         1,435   Salt Lake City and Sandy Metropolitan Water District, Utah, Water       7/14 at 100.00          Aa3    1,533,455
                    Revenue Bonds, Series 2004, 5.000%, 7/01/21 - AMBAC Insured
---------------------------------------------------------------------------------------------------------------------------------
                 VERMONT - 0.4%
           915   Vermont Housing Finance Agency, Multifamily Housing Bonds, Series       8/10 at 100.00          AAA      916,501
                    1999C, 5.800%, 8/15/16 - AGM Insured
---------------------------------------------------------------------------------------------------------------------------------
                 VIRGINIA - 1.1%
         1,340   Metropolitan District of Columbia Airports Authority, Virginia,        10/10 at 100.00          AA-    1,340,817
                    Airport System Revenue Bonds, Series 1998B, 5.000%, 10/01/28 -
                    NPFG Insured (Alternative Minimum Tax)
         1,500   Metropolitan Washington DC Airports Authority, Virginia, Dulles        10/26 at 100.00          AAA    1,074,015
                    Toll Road Revenue Bonds, Series 2009C., 0.000%, 10/01/41 - AGC
                    Insured
           250   Norfolk, Virginia, Water Revenue Bonds, Series 1995, 5.750%,            5/10 at 100.00           A1      251,018
                    11/01/13 - NPFG Insured
---------------------------------------------------------------------------------------------------------------------------------
         3,090   Total Virginia                                                                                         2,665,850
---------------------------------------------------------------------------------------------------------------------------------
                 WASHINGTON - 2.9%
         6,715   Washington State Healthcare Facilities Authority, Revenue Bonds,       10/11 at 100.00           AA    7,003,744
                    Sisters of Providence Health System, Series 2001A, 5.125%,
                    10/01/17 - NPFG Insured
---------------------------------------------------------------------------------------------------------------------------------
                 WISCONSIN - 0.9%
         1,000   Wisconsin Health and Educational Facilities Authority, Revenue          8/13 at 100.00         BBB+    1,001,450
                    Bonds, Wheaton Franciscan Services Inc., Series 2003A, 5.500%,
                    8/15/18
         1,170   Wisconsin Housing and Economic Development Authority, Home              3/12 at 100.00           AA    1,194,336
                    Ownership Revenue Bonds, Series 2002G, 4.850%, 9/01/17
---------------------------------------------------------------------------------------------------------------------------------
         2,170   Total Wisconsin                                                                                        2,195,786
---------------------------------------------------------------------------------------------------------------------------------
$      279,895   Total Long-Term Investments (cost $242,306,370) - 98.8%                                              236,187,448
---------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 29

    NXQ

---------

         Nuveen Select Tax-Free Income Portfolio 2 (continued)
         Portfolio of Investments March 31, 2010

       PRINCIPAL
    AMOUNT (000)  DESCRIPTION (1)                                                                                           VALUE
---------------------------------------------------------------------------------------------------------------------------------
                   Short-Term Investments - 0.5%
---------------------------------------------------------------------------------------------------------------------------------
          $1,152   State Street Bank Euro Dollar Time Deposit, 0.010%, 4/01/10                                      $   1,151,689
---------------------------------------------------------------------------------------------------------------------------------
                   Total Short-Term Investments (cost $1,151,689)                                                       1,151,689
                   --------------------------------------------------------------------------------------------------------------
                   Total Investments (cost $243,458,059) - 99.3%                                                      237,339,137
                   --------------------------------------------------------------------------------------------------------------
                   Floating Rate Obligations - (0.4)%                                                                 (1,000,000)
                   --------------------------------------------------------------------------------------------------------------
                   Other Assets Less Liabilities - 1.1 %                                                                2,761,179
                   --------------------------------------------------------------------------------------------------------------
                   Net Assets - 100%                                                                                $ 239,100,316
                   ==============================================================================================================

     (1) All percentages shown in the Portfolio of Investments are based on net assets.

     (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

     (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

     (4)  Backed by an escrow or trust containing sufficient U.S.
          Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

     (5) Subsequent to the reporting period, the Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income on the Fund's records.

     N/R  Not rated.

    (ETM) Escrowed to maturity.

     (IF) Inverse floating rate investment.

     (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

30 Nuveen Investments

   NXR

---------

         Nuveen Select Tax-Free Income Portfolio 3
         Portfolio of Investments

                                 March 31, 2010

     PRINCIPAL                                                                           OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                 ALABAMA - 0.3%
$         500    Marshall County Healthcare Authority, Alabama, Revenue Bonds,           1/12 at 101.00         A-    $    512,085
                    Series 2002A, 6.250%, 1/01/22
----------------------------------------------------------------------------------------------------------------------------------
                 CALIFORNIA - 9.7%
        2,105    Azusa Unified School District, Los Angeles County, California,          7/12 at 100.00        AAA       2,275,000
                    General Obligation Bonds, Series 2002, 5.375%, 7/01/21 - AGM
                    Insured
        1,000    California County Tobacco Securitization Agency, Tobacco               12/18 at 100.00       Baa3         736,710
                    Settlement Asset-Backed Bonds, Los Angeles County
                    Securitization Corporation, Series 2006A, 0.000%, 6/01/36
        1,000    California County Tobacco Securitization Agency, Tobacco                6/15 at 100.00        BBB         854,760
                    Settlement Asset-Backed Bonds, Sonoma County Tobacco
                    Securitization Corporation, Series 2005, 5.000%, 6/01/26
        3,350    California Department of Water Resources, Power Supply Revenue          5/12 at 101.00        AA-       3,698,836
                    Bonds, Series 2002A, 6.000%, 5/01/14
        2,595    California Health Facilities Financing Authority, Revenue Bonds,        4/16 at 100.00         A+       2,462,499
                    Kaiser Permanante System, Series 2006, 5.000%, 4/01/37
        1,000    California Statewide Community Development Authority, Revenue           8/19 at 100.00         AA       1,104,810
                    Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38
          295    California Statewide Financing Authority, Tobacco Settlement             No Opt. Call        Baa3         285,997
                    Asset-Backed Bonds, Pooled Tobacco Securitization Program,
                    Series 2002A, 5.625%, 5/01/29
                 Golden State Tobacco Securitization Corporation, California,
                    Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                    2007A-1:
          775    4.500%, 6/01/27                                                         6/17 at 100.00        BBB         716,418
        1,300    5.000%, 6/01/33                                                         6/17 at 100.00        BBB       1,015,014
        3,000    Golden State Tobacco Securitization Corporation, California,            6/13 at 100.00        AAA       3,492,840
                    Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.750%,
                    6/01/39 (Pre-refunded 6/01/13)
        1,500    Placer Union High School District, Placer County, California,            No Opt. Call         AAA         376,185
                    General Obligation Bonds, Series 2004C, 0.000%, 8/01/32 - AGM
                    Insured
        3,940    Rancho Mirage Redevelopment Agency, California, Tax Allocation           No Opt. Call          A+         769,640
                    Bonds, Combined Whitewater and 1984 Project Areas, Series
                    2003A, 0.000%, 4/01/35 - NPFG Insured
----------------------------------------------------------------------------------------------------------------------------------
       21,860    Total California                                                                                       17,788,709
----------------------------------------------------------------------------------------------------------------------------------
                 COLORADO - 6.6%
        1,540    Arkansas River Power Authority, Colorado, Power Revenue Bonds,         10/16 at 100.00        BBB       1,375,297
                    Series 2006, 5.250%, 10/01/40 - SYNCORA GTY Insured
          400    Colorado Department of Transportation, Certificates of                  6/14 at 100.00        AA-         406,640
                    Participation, Series 2004, 5.000%, 6/15/34 - NPFG Insured
        2,265    Colorado Health Facilities Authority, Revenue Bonds, Catholic           3/12 at 100.00    Aa2 (4)       2,450,277
                    Health Initiatives, Series 2002A, 5.500%, 3/01/22 (ETM)
        1,735    Colorado Health Facilities Authority, Revenue Bonds, Catholic           3/12 at 100.00     AA (4)       1,883,117
                    Health Initiatives, Series 2002A, 5.500%, 3/01/22
                    (Pre-refunded 3/01/12)
        1,710    Denver City and County, Colorado, Airport System Revenue Bonds,          No Opt. Call          A+       1,880,709
                    Series 1991 D, 7.750%, 11/15/13 (Alternative Minimum Tax)
        3,000    Denver Convention Center Hotel Authority, Colorado, Senior             12/13 at 100.00    N/R (4)       3,349,050
                    Revenue Bonds, Convention Center Hotel, Series 2003A, 5.000%,
                    12/01/24 (Pre-refunded 12/01/13) - SYNCORA GTY Insured
        2,485    E-470 Public Highway Authority, Colorado, Toll Revenue Bonds,            9/20 at 63.99          A         743,562
                    Series 2004B, 0.000%, 9/01/28 - NPFG Insured
----------------------------------------------------------------------------------------------------------------------------------
       13,135    Total Colorado                                                                                         12,088,652
----------------------------------------------------------------------------------------------------------------------------------
                 CONNECTICUT - 0.2%
          250    Connecticut Health and Educational Facilities Authority, Revenue        7/10 at 100.00          A         250,895
                    Bonds, Bridgeport Hospital Issue, Series 1992A, 6.625%,
                    7/01/18 - NPFG Insured
----------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 31

   NXR

---------

         Nuveen Select Tax-Free Income Portfolio 3 (continued)
         Portfolio of Investments March 31, 2010

     PRINCIPAL                                                                           OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)        VALUE
---------------------------------------------------------------------------------------------------------------------------------
                 DISTRICT OF COLUMBIA - 0.4%
$         445    District of Columbia Tobacco Settlement Corporation, Tobacco           5/11 at 101.00           BBB  $   446,798
                    Settlement Asset-Backed Bonds, Series 2001, 6.250%, 5/15/24
           15    District of Columbia, General Obligation Bonds, Series 1993E,           5/10 at 100.00          AAA       15,066
                    6.000%, 6/01/13 - MBIA Insured (ETM)
          235    District of Columbia, General Obligation Refunding Bonds, Series         No Opt. Call            A+      237,308
                    1994A-1, 6.500%, 6/01/10 - NPFG Insured
---------------------------------------------------------------------------------------------------------------------------------
          695    Total District of Columbia                                                                               699,172
---------------------------------------------------------------------------------------------------------------------------------
                 FLORIDA - 4.8%
        1,000    Hillsborough County Industrial Development Authority, Florida,         10/16 at 100.00           A3      938,650
                    Hospital Revenue Bonds, Tampa General Hospital, Series 2006,
                    5.250%, 10/01/41
        5,020    JEA St. John's River Power Park System, Florida, Revenue               10/11 at 100.00          Aa2    5,275,669
                    Refunding Bonds, Issue 2, Series 2002-17, 5.000%, 10/01/18
        2,490    JEA, Florida, Subordinate Lien Electric System Revenue Bonds,           5/10 at 100.00          Aa3    2,490,872
                    Series 2002D, 4.625%, 10/01/22
---------------------------------------------------------------------------------------------------------------------------------
        8,510    Total Florida                                                                                          8,705,191
---------------------------------------------------------------------------------------------------------------------------------
                 ILLINOIS - 18.7%
           80    Chicago Metropolitan Housing Development Corporation, Illinois,         7/10 at 100.00           AA       80,143
                    FHA-Insured Section 8 Assisted Housing Development Revenue
                    Refunding Bonds, Series 1992, 6.850%, 7/01/22
        1,930    Illinois Development Finance Authority, Revenue Bonds, Midwestern       5/11 at 101.00          AAA    2,054,060
                    University, Series 2001 B, 5.750%, 5/15/16 (Pre-refunded
                    5/15/11)
        1,050    Illinois Finance Authority, Revenue Bonds, Loyola University of         7/17 at 100.00          Aa1    1,095,822
                    Chicago, Tender Option Bond Trust 1137, 9.186%, 7/01/46 (IF)
        2,185    Illinois Finance Authority, Revenue Bonds, YMCA of Southwest            9/15 at 100.00          Aa3    1,871,737
                    Illinois, Series 2005, 5.000%, 9/01/31 - RAAI Insured
        4,440    Illinois Health Facilities Authority, Remarketed Revenue Bonds,         8/11 at 103.00          Aa1    4,634,738
                    University of Chicago Project, Series 1985A, 5.500%, 8/01/20
        1,500    Illinois Health Facilities Authority, Revenue Bonds, Evangelical         No Opt. Call       N/R (4)    1,867,710
                    Hospitals Corporation, Series 1992C, 6.250%, 4/15/22 (ETM)
          315    Illinois Health Facilities Authority, Revenue Bonds, Holy Family        5/10 at 100.00            A      315,035
                    Medical Center, Series 1997, 5.125%, 8/15/17 - NPFG Insured
        2,255    Illinois Health Facilities Authority, Revenue Refunding Bonds,          1/13 at 100.00         Baa1    2,318,794
                    Elmhurst Memorial Healthcare, Series 2002, 6.250%, 1/01/17
          360    Illinois Health Facilities Authority, Revenue Refunding Bonds,          5/10 at 100.00          N/R      325,912
                    Rockford Health System, Series 1997, 5.000%, 8/15/21 - AMBAC
                    Insured
        2,500    Illinois Housing Development Authority, Homeowner Mortgage              2/16 at 100.00           AA    2,516,150
                    Revenue Bonds, Series 2006C2, 5.050%, 8/01/27 (Alternative
                    Minimum Tax)
        5,700    Illinois, Sales Tax Revenue Bonds, First Series 2002, 5.000%,           6/13 at 100.00          AAA    5,948,577
                    6/15/22
        2,000    Illinois, Sales Tax Revenue Bonds, Series 1997X, 5.600%, 6/15/17        5/10 at 100.00          AAA    2,007,020
        1,000    Kankakee & Will Counties Community Unit School District 5,               No Opt. Call           Aa3      552,470
                    Illinois, General Obligation Bonds, Series 2006, 0.000%,
                    5/01/23 - AGM Insured
        6,000    Metropolitan Pier and Exposition Authority, Illinois, Revenue           6/12 at 101.00          AAA    6,207,896
                    Refunding Bonds, McCormick Place Expansion Project, Series
                    2002B, 5.000%, 6/15/21 - NPFG Insured
        1,300    Schaumburg, Illinois, General Obligation Bonds, Series 2004B,          12/14 at 100.00          AA+    1,347,359
                    5.250%, 12/01/34 - FGIC Insured
        1,000    Yorkville, Illinois, General Obligation Debt Certificates, Series      12/11 at 100.00      N/R (4)    1,073,480
                    2003, 5.000%, 12/15/22 (Pre-refunded 12/15/11) - RAAI Insured
---------------------------------------------------------------------------------------------------------------------------------
       33,615    Total Illinois                                                                                        34,216,903
---------------------------------------------------------------------------------------------------------------------------------

32 Nuveen Investments

     PRINCIPAL                                                                           OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)        VALUE
---------------------------------------------------------------------------------------------------------------------------------
                 INDIANA - 6.2%
       $1,000    Franklin Community Multi-School Building Corporation, Marion            7/14 at 100.00        A (4)  $ 1,138,320
                    County, Indiana, First Mortgage Revenue Bonds, Series 2004,
                    5.000%, 7/15/22 (Pre-refunded 7/15/14) - FGIC Insured
        3,500    Indiana Health Facility Financing Authority, Hospital Revenue           9/11 at 100.00          BBB    3,217,655
                    Bonds, Methodist Hospitals Inc., Series 2001, 5.375%, 9/15/22
        2,210    Indiana Health Facility Financing Authority, Hospital Revenue            No Opt. Call           AAA    2,513,919
                    Refunding Bonds, Columbus Regional Hospital, Series 1993,
                    7.000%, 8/15/15 - AGM Insured
        2,000    Indianapolis Local Public Improvement Bond Bank, Indiana,               7/12 at 100.00          AAA    2,188,380
                    Waterworks Project, Series 2002A, 5.250%, 7/01/33
                    (Pre-refunded 7/01/12) - NPFG Insured
        2,295    Shelbyville Central Renovation School Building Corporation,             7/15 at 100.00          AA+    2,324,078
                    Indiana, First Mortgage Bonds, Series 2005, 4.375%, 7/15/25 -
                    NPFG Insured
---------------------------------------------------------------------------------------------------------------------------------
       11,005    Total Indiana                                                                                         11,382,352
---------------------------------------------------------------------------------------------------------------------------------
                 IOWA - 5.4%
        2,745    Iowa Finance Authority, Health Facility Revenue Bonds, Care             7/16 at 100.00          BB+    2,247,881
                    Initiatives Project, Series 2006A, 5.000%, 7/01/20
          750    Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue         6/17 at 100.00          BBB      638,528
                    Bonds, Series 2005B, 5.600%, 6/01/34
                 Iowa Tobacco Settlement Authority, Tobacco Settlement
                    Asset-Backed Revenue Bonds, Series 2001 B:
        3,695    5.300%, 6/01/25 (Pre-refunded 6/01/11)                                  6/11 at 101.00          AAA    3,890,502
        2,850    5.600%, 6/01/35 (Pre-refunded 6/01/11)                                  6/11 at 101.00          AAA    3,031,032
---------------------------------------------------------------------------------------------------------------------------------
       10,040    Total Iowa                                                                                             9,807,943
---------------------------------------------------------------------------------------------------------------------------------
                 KANSAS - 1.1%
                 Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial
                    Hospital, Series 2006:
        1,425    5.125%, 7/01/26                                                         7/16 at 100.00           A3    1,422,549
          700    4.875%, 7/01/36                                                         7/16 at 100.00           A3      645,008
---------------------------------------------------------------------------------------------------------------------------------
        2,125    Total Kansas                                                                                           2,067,557
---------------------------------------------------------------------------------------------------------------------------------
                 MAINE - 0.1%
          120    Maine Health and Higher Educational Facilities Authority, Revenue       7/11 at 100.00          Aaa      121,666
                    Bonds, Series 1999B, 6.000%, 7/01/19 - MBIA Insured
---------------------------------------------------------------------------------------------------------------------------------
                 MASSACHUSETTS - 0.8%
        1,000    Massachusetts Development Finance Agency, Resource Recovery             6/10 at 101.00          BBB      950,600
                    Revenue Bonds, Ogden Haverhill Associates, Series 1998B,
                    5.200%, 12/01/13 (Alternative Minimum Tax)
           15    Massachusetts Health and Educational Facilities Authority,              7/11 at 101.00           AA       15,868
                    Revenue Bonds, Partners HealthCare System Inc., Series 2001 C,
                    6.000%, 7/01/17
          485    Massachusetts Health and Educational Facilities Authority,              7/11 at 101.00          AAA      522,345
                    Revenue Bonds, Partners HealthCare System Inc., Series 2001 C,
                    6.000%, 7/01/17 (Pre-refunded 7/01/11)
---------------------------------------------------------------------------------------------------------------------------------
        1,500    Total Massachusetts                                                                                    1,488,813
---------------------------------------------------------------------------------------------------------------------------------
                 MICHIGAN - 2.6%
        1,500    Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second          7/16 at 100.00            A    1,334,460
                    Lien, Series 2006B, 4.625%, 7/01/34 - FGIC Insured
        2,900    Michigan State Hospital Finance Authority, Hospital Revenue            12/12 at 100.00           AA    2,883,673
                    Refunding Bonds, Trinity Health Credit Group, Series 2002C,
                    5.375%, 12/01/30
          235    Michigan State Hospital Finance Authority, Revenue Refunding            8/10 at 100.00          BB-      231,853
                    Bonds, Detroit Medical Center Obligated Group, Series 1993A,
                    6.500%, 8/15/18
          250    Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue        9/18 at 100.00           A1      294,883
                    Bonds, William Beaumont Hospital, Refunding Series 2009V,
                    8.250%, 9/01/39
---------------------------------------------------------------------------------------------------------------------------------
        4,885    Total Michigan                                                                                         4,744,869
---------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 33

   NXR

---------

         Nuveen Select Tax-Free Income Portfolio 3 (continued)
         Portfolio of Investments March 31, 2010

     PRINCIPAL                                                                           OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)        VALUE
---------------------------------------------------------------------------------------------------------------------------------
                 MISSISSIPPI - 0.4%
$         725    Mississippi Hospital Equipment and Facilities Authority, Revenue       9/14 at 100.00            AA  $   740,508
                    Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%,
                    9/01/24
---------------------------------------------------------------------------------------------------------------------------------
                 NEBRASKA - 1.9%
        3,500    Nebraska Public Power District, General Revenue Bonds, Series           1/13 at 100.00           A1    3,547,250
                    2002B, 5.000%, 1/01/33 - AMBAC Insured
---------------------------------------------------------------------------------------------------------------------------------
                 NEVADA - 3.9%
        1,000    Clark County, Nevada, Passenger Facility Charge Revenue Bonds,          1/20 at 100.00          Aa3      995,290
                    Las Vegas-McCarran International Airport, Series 2010A,
                    5.250%, 7/01/42
        4,095    Director of Nevada State Department of Business and Industry,           7/10 at 100.00         Caa2    1,397,787
                    Revenue Bonds, Las Vegas Monorail Project, First Tier, Series
                    2000, 5.375%, 1/01/40 - AMBAC Insured (5)
        1,680    Reno, Nevada, Capital Improvement Revenue Bonds, Series 2002,           6/12 at 100.00            A    1,691,642
                    5.500%, 6/01/22 - FGIC Insured
        2,830    Reno, Nevada, Capital Improvement Revenue Bonds, Series 2002,           6/12 at 100.00     Baa1 (4)    3,106,406
                    5.500%, 6/01/22 (Pre-refunded 6/01/12) - FGIC Insured
---------------------------------------------------------------------------------------------------------------------------------
        9,605    Total Nevada                                                                                           7,191,125
---------------------------------------------------------------------------------------------------------------------------------
                 NEW HAMPSHIRE - 0.3%
          460    New Hampshire Housing Finance Authority, Single Family Mortgage         5/11 at 100.00          Aa2      464,614
                    Acquisition Bonds, Series 2001 A, 5.600%, 7/01/21 (Alternative
                    Minimum Tax)
---------------------------------------------------------------------------------------------------------------------------------
                 NEW JERSEY - 1.5%
                 Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                    Settlement Asset-Backed Bonds, Series 2003:
        1,000    6.750%, 6/01/39 (Pre-refunded 6/01/13)                                  6/13 at 100.00          AAA    1,167,670
        1,355    6.250%, 6/01/43 (Pre-refunded 6/01/13)                                  6/13 at 100.00          AAA    1,561,258
---------------------------------------------------------------------------------------------------------------------------------
        2,355    Total New Jersey                                                                                       2,728,928
---------------------------------------------------------------------------------------------------------------------------------
                 NEW MEXICO - 2.8%
        1,000    New Mexico Mortgage Finance Authority, Multifamily Housing              9/17 at 100.00          AAA    1,003,000
                    Revenue Bonds, St Anthony, Series 2007A, 5.250%, 9/01/42
                    (Alternative Minimum Tax)
        4,000    University of New Mexico, FHA-Insured Mortgage Hospital Revenue         7/14 at 100.00          AAA    4,051,320
                    Bonds, Series 2004, 4.625%, 1/01/25 - AGM Insured
---------------------------------------------------------------------------------------------------------------------------------
        5,000    Total New Mexico                                                                                       5,054,320
---------------------------------------------------------------------------------------------------------------------------------
                 NEW YORK - 3.1 %
          420    Dormitory Authority of the State of New York, Second General             No Opt. Call            A1      427,329
                    Resolution Consolidated Revenue Bonds, City University System,
                    Series 1990C, 7.500%, 7/01/10
        2,335    Long Island Power Authority, New York, Electric System General          9/11 at 100.00          AAA    2,492,519
                    Revenue Bonds, Series 2001A, 5.375%, 9/01/21 (Pre-refunded
                    9/01/11)
           35    New York City, New York, General Obligation Bonds, Series 1991 B,       5/10 at 100.00           AA       35,179
                    7.000%, 2/01/18
        1,000    New York Dorm Authority, FHA Insured Mortgage Hospital Revenue          8/16 at 100.00          BB+      936,170
                    Bonds, Kaleida Health, Series 2006, 4.700%, 2/15/35
        1,850    New York State Tobacco Settlement Financing Corporation, Tobacco        6/10 at 100.00          AA-    1,863,228
                    Settlement Asset-Backed and State Contingency Contract-Backed
                    Bonds, Series 2003B-1C, 5.500%, 6/01/15
---------------------------------------------------------------------------------------------------------------------------------
        5,640    Total New York                                                                                         5,754,425
---------------------------------------------------------------------------------------------------------------------------------
                 NORTH CAROLINA - 4.3%
        5,000    North Carolina Municipal Power Agency 1, Catawba Electric Revenue       1/13 at 100.00            A    5,421,350
                    Bonds, Series 2003A, 5.250%, 1/01/18 - NPFG Insured
        2,345    Piedmont Triad Airport Authority, North Carolina, Airport Revenue       7/11 at 101.00          AAA    2,486,450
                    Bonds, Series 2001 A, 5.250%, 7/01/16 - AGM Insured
---------------------------------------------------------------------------------------------------------------------------------
        7,345    Total North Carolina                                                                                   7,907,800
---------------------------------------------------------------------------------------------------------------------------------

34 Nuveen Investments

     PRINCIPAL                                                                              OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                 OHIO - 1.9%
                 Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                    Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                    2007A-2:
       $1,355    5.375%, 6/01/24                                                           6/17 at 100.00          BBB  $ 1,287,209
        1,250    6.000%, 6/01/42                                                           6/17 at 100.00          BBB      928,763
        2,000    Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement  6/22 at 100.00          BBB    1,328,800
                    Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 0.000%,
                    6/01/37
-----------------------------------------------------------------------------------------------------------------------------------
        4,605    Total Ohio                                                                                               3,544,772
-----------------------------------------------------------------------------------------------------------------------------------
                 OKLAHOMA - 1.6%
        3,000    Oklahoma Development Finance Authority, Revenue Bonds, St. John Health    2/14 at 100.00            A    2,973,180
                    System, Series 2004, 5.000%, 2/15/24
-----------------------------------------------------------------------------------------------------------------------------------
                 PENNSYLVANIA - 2.3%
        2,435    Dauphin County Industrial Development Authority, Pennsylvania, Water       No Opt. Call            A-    2,752,865
                    Development Revenue Refunding Bonds, Dauphin Consolidated Water
                    Supply Company, Series 1992B, 6.700%, 6/01/17
          500    Pennsylvania Higher Educational Facilities Authority, Revenue Bonds,      7/13 at 100.00         BBB+      505,370
                    Widener University, Series 2003, 5.250%, 7/15/24
        1,000    Philadelphia Authority for Industrial Development, Pennsylvania, Airport  7/11 at 101.00           A+    1,035,490
                    Revenue Bonds, Philadelphia Airport System Project, Series 2001A,
                    5.500%, 7/01/17 - FGIC Insured (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
        3,935    Total Pennsylvania                                                                                       4,293,725
-----------------------------------------------------------------------------------------------------------------------------------
                 PUERTO RICO - 0.8%
        1,000    Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds,     8/19 at 100.00           A+    1,076,870
                    First Subordinate Series 2009A, 6.000%, 8/01/42
                 Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds,
                    Series 2007A:
        1,170    0.000%, 8/01/40 - NPFG Insured                                             No Opt. Call           AA-      188,393
        2,000    0.000%, 8/01/54 - AMBAC Insured                                            No Opt. Call           AA-      119,220
-----------------------------------------------------------------------------------------------------------------------------------
        4,170    Total Puerto Rico                                                                                        1,384,483
-----------------------------------------------------------------------------------------------------------------------------------
                 SOUTH CAROLINA - 3.2%
        1,500    Lexington County Health Service District, South Carolina, Hospital       11/13 at 100.00       A+ (4)    1,734,675
                    Revenue Refunding and Improvement Bonds, Series 2003, 6.000%,
                    11/01/18 (Pre-refunded 11/01/13)
        1,500    Medical University Hospital Authority, South Carolina, FHA-Insured        8/14 at 100.00            A    1,560,660
                    Mortgage Revenue Bonds, Series 2004A, 5.250%, 8/15/20 - NPFG Insured
          520    South Carolina JOBS Economic Development Authority, Economic Development 11/12 at 100.00       A3 (4)      579,218
                    Revenue Bonds, Bon Secours Health System Inc., Series 2002A, 5.625%,
                    11/15/30 (Pre-refunded 11/15/12)
        1,980    South Carolina JOBS Economic Development Authority, Economic Development 11/12 at 100.00           A-    1,971,486
                    Revenue Bonds, Bon Secours Health System Inc., Series 2002B, 5.625%,
                    11/15/30
-----------------------------------------------------------------------------------------------------------------------------------
        5,500    Total South Carolina                                                                                     5,846,039
-----------------------------------------------------------------------------------------------------------------------------------
                 SOUTH DAKOTA - 1.1%
        1,010    South Dakota Health and Educational Facilities Authority, Revenue Bonds,  7/12 at 101.00           A+      999,092
                    Avera Health, Series 2002, 5.125%, 7/01/27 - AMBAC Insured
        1,000    South Dakota Health and Educational Facilities Authority, Revenue Bonds, 11/14 at 100.00          AA-    1,001,570
                    Sioux Valley Hospitals, Series 2004A, 5.250%, 11/01/34
-----------------------------------------------------------------------------------------------------------------------------------
        2,010    Total South Dakota                                                                                       2,000,662
-----------------------------------------------------------------------------------------------------------------------------------
                 TENNESSEE - 1.2%
        2,000    Knox County Health, Educational and Housing Facilities Board, Tennessee,  4/12 at 101.00           A1    2,107,300
                    Hospital Revenue Bonds, Baptist Health System of East Tennessee Inc.,
                    Series 2002, 6.375%, 4/15/22
-----------------------------------------------------------------------------------------------------------------------------------
                 TEXAS - 10.0%
        1,500    Central Texas Regional Mobility Authority, Travis and Williamson          1/15 at 100.00            A    1,303,365
                    Counties, Toll Road Revenue Bonds, Series 2005, 5.000%, 1/01/45 -
                    FGIC Insured
        2,500    Harris County Health Facilities Development Corporation, Texas, Thermal  11/13 at 100.00           AA    2,528,725
                    Utility Revenue Bonds, TECO Project, Series 2003, 5.000%, 11/15/30 -
                    NPFG Insured

                                                           Nuveen Investments 35

   NXR

---------

         Nuveen Select Tax-Free Income Portfolio 3 (continued)
         Portfolio of Investments March 31, 2010

     PRINCIPAL                                                                           OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                 TEXAS (continued)
       $ 1,125   Harris County-Houston Sports Authority, Texas, Junior Lien              11/31 at 73.51            A     $ 169,380
                 Revenue Bonds, Series 2001 H, 0.000%, 11/15/36 - NPFG Insured
         4,005   Harris County-Houston Sports Authority, Texas, Senior Lien              11/30 at 61.17            A       537,711
                 Revenue Refunding Bonds, Series 2001A, 0.000%, 11/15/38 - NPFG
                 Insured
         3,000   Houston, Texas, Subordinate Lien Airport System Revenue Bonds,          7/12 at 100.00          AAA     3,251,910
                 Series 2002B, 5.500%, 7/01/18 - AGM Insured
         3,125   Katy Independent School District, Harris, Fort Bend and Waller          2/12 at 100.00          AAA     3,367,156
                 Counties, Texas, General Obligation Bonds, Series 2002A, 5.000%,
                 2/15/32 (Pre-refunded 2/15/12)
         4,750   Sam Rayburn Municipal Power Agency, Texas, Power Supply System         10/12 at 100.00          BBB     4,900,813
                 Revenue Refunding Bonds, Series 2002A, 5.500%, 10/01/17 - RAAI
                 Insured
         1,750   Texas, General Obligation Bonds, Water Financial Assistance             8/13 at 100.00          AA+     1,666,403
                 Program, Series 2003A, 5.125%, 8/01/42 (Alternative Minimum Tax)
           500  Victoria, Texas, General Obligation Bonds, Series 2001, 5.000%,          8/11 at 100.00           AA       521,880
                8/15/23 - FGIC Insured
----------------------------------------------------------------------------------------------------------------------------------
        22,255  Total Texas                                                                                             18,247,343
----------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 0.3%
           510  Port of Seattle, Washington, Revenue Bonds, Series 2001A, 5.000%,       10/11 at 100.00          Aa2       513,437
                4/01/31 - FGIC Insured
----------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 1.4%
         2,500  Wisconsin, General Obligation Refunding Bonds, Series 2003-3,           11/13 at 100.00           AA     2,590,625
                5.000%, 11/01/26
----------------------------------------------------------------------------------------------------------------------------------
     $ 193,355  Total Investments (cost $177,274,280) - 98.9%                                                          180,765,343
----------------------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.1 %                                                                    2,013,527
                ------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $182,778,870
                ==================================================================================================================

     (1) All percentages shown in the Portfolio of Investments are based on net assets.

     (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to peri- odic principal paydowns.

     (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

     (4)  Backed by an escrow or trust containing sufficient U.S.
          Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

     (5) Subsequent to the reporting period, the Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income on the Fund's records.

     N/R  Not rated.

    (ETM) Escrowed to maturity.

     (IF) Inverse floating rate investment.

                                 See accompanying notes to financial statements.

36 Nuveen Investments

   NXC

---------

         Nuveen California Select Tax-Free Income Portfolio
         Portfolio of Investments

                                 March 31, 2010

     PRINCIPAL                                                                           OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                 CONSUMER STAPLES - 4.5%
$         170    California County Tobacco Securitization Agency, Tobacco                6/15 at 100.00          BBB  $     159,958
                    Settlement Asset-Backed Bonds, Sonoma County Tobacco
                    Securitization Corporation, Series 2005, 4.250%, 6/01/21
        1,170    California County Tobacco Securitization Agency, Tobacco                6/12 at 100.00          BBB      1,170,585
                    Settlement Asset-Backed Revenue Bonds, Fresno County Tobacco
                    Funding Corporation, Series 2002, 5.625%, 6/01/23
        4,045    Golden State Tobacco Securitization Corporation, California,            6/22 at 100.00          BBB      2,595,353
                    Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                    2007A-2, 0.000%, 6/01/37
-----------------------------------------------------------------------------------------------------------------------------------
        5,385    Total Consumer Staples                                                                                   3,925,896
-----------------------------------------------------------------------------------------------------------------------------------
                 EDUCATION AND CIVIC ORGANIZATIONS - 9.5%
        3,000    California Educational Facilities Authority, Revenue Bonds, Santa       4/18 at 100.00          Aa3      3,193,560
                    Clara University, Series 2008A, 5.625%, 4/01/37
           45    California Educational Facilities Authority, Revenue Bonds,            10/15 at 100.00           A3         42,943
                    University of Redlands, Series 2005A, 5.000%, 10/01/35
        1,000    California Educational Facilities Authority, Revenue Bonds,            10/12 at 100.00           A2      1,013,020
                    University of San Diego, Series 2002A, 5.500%, 10/01/32
                 California Educational Facilities Authority, Revenue Bonds,
                    University of the Pacific, Series 2006:
           35    5.000%, 11/01/21                                                       11/15 at 100.00           A2         36,256
           45    5.000%, 11/01/25                                                       11/15 at 100.00           A2         45,698
        3,000    California Infrastructure Economic Development Bank, Revenue           10/11 at 101.00           A-      3,057,420
                    Bonds, J. David Gladstone Institutes, Series 2001, 5.500%,
                    10/01/19
        1,000    Long Beach Bond Financing Authority, California, Lease Revenue         11/11 at 101.00          BBB        932,080
                    Refunding Bonds, Long Beach Aquarium of the South Pacific,
                    Series 2001, 5.250%, 11/01/30 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
        8,125    Total Education and Civic Organizations                                                                  8,320,977
-----------------------------------------------------------------------------------------------------------------------------------
                 HEALTH CARE - 12.2%
          110    California Health Facilities Financing Authority, Revenue Bonds,        4/16 at 100.00           A+        104,383
                    Kaiser Permanante System, Series 2006, 5.000%, 4/01/37
        2,550    California Health Facilities Financing Authority, Revenue Bonds,       11/16 at 100.00          Aa3      2,413,805
                    Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)
        2,000    California Infrastructure Economic Development Bank, Revenue            8/11 at 102.00           A+      2,018,580
                    Bonds, Kaiser Hospital Assistance LLC, Series 2001A, 5.550%,
                    8/01/31
        1,500    California Statewide Community Development Authority, Hospital          6/13 at 100.00          AAA      1,597,755
                    Revenue Bonds, Monterey Peninsula Hospital, Series 2003B,
                    5.250%, 6/01/18 - AGM Insured
        1,500    California Statewide Community Development Authority, Insured           5/10 at 102.00           A-      1,480,500
                    Mortgage Hospital Revenue Bonds, Mission Community Hospital,
                    Series 2001, 5.375%, 11/01/26
          545    California Statewide Community Development Authority, Revenue           8/16 at 100.00           A+        545,251
                    Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31
        1,880    California Statewide Community Development Authority, Revenue           6/10 at 100.00         BBB+      1,880,752
                    Bonds, Los Angeles Orthopaedic Hospital Foundation, Series
                    2000, 5.500%, 6/01/17 - AMBAC Insured
          540    Loma Linda, California, Hospital Revenue Bonds, Loma Linda             12/17 at 100.00          BBB        597,991
                    University Medical Center, Series 2008A, 8.250%, 12/01/38
-----------------------------------------------------------------------------------------------------------------------------------
       10,625    Total Health Care                                                                                       10,639,017
-----------------------------------------------------------------------------------------------------------------------------------
                 HOUSING/MULTIFAMILY - 0.9%
          750    California Statewide Community Development Authority, Student           8/12 at 100.00         Baa1        745,298
                    Housing Revenue Bonds, EAH - Irvine East Campus Apartments,
                    LLC Project, Series 2002A, 5.500%, 8/01/22 - ACA Insured
-----------------------------------------------------------------------------------------------------------------------------------
                 HOUSING/SINGLE FAMILY - 0.1%
           95    California Housing Finance Agency, Home Mortgage Revenue Bonds,         2/16 at 100.00          Aa3        101,499
                    Series 2006H, 5.750%, 8/01/30 - FGIC Insured (Alternative
                    Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 37

   NXC

---------

         Nuveen California Select Tax-Free Income Portfolio (continued) Portfolio of Investments March 31, 2010

     PRINCIPAL                                                                           OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                 INDUSTRIALS - 1.7%
$       1,015    California Pollution Control Financing Authority, Solid Waste            No Opt. Call           BBB  $  1,030,144
                    Disposal Revenue Bonds, Republic Services Inc., Series 2002C,
                    5.250%, 6/01/23 (Mandatory put 12/01/17) (Alternative Minimum
                    Tax)
          500    California Pollution Control Financing Authority, Solid Waste           1/16 at 102.00          BBB       496,150
                    Disposal Revenue Bonds, Waste Management Inc., Series 2002A,
                    5.000%, 1/01/22 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
        1,515    Total Industrials                                                                                       1,526,294
----------------------------------------------------------------------------------------------------------------------------------
                 LONG-TERM CARE - 2.6%
        1,500    ABAG Finance Authority for Non-Profit Corporations, California,        11/12 at 100.00           A-     1,487,595
                    Insured Senior Living Revenue Bonds, Odd Fellows Home of
                    California, Series 2003A, 5.200%, 11/15/22
        1,000    California Statewide Communities Development Authority, Revenue        12/17 at 100.00          Ba1       828,460
                    Bonds, Inland Regional Center Project, Series 2007, 5.250%,
                    12/01/27
----------------------------------------------------------------------------------------------------------------------------------
        2,500    Total Long-Term Care                                                                                    2,316,055
----------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/GENERAL - 23.7%
          750    California, General Obligation Bonds, Series 2004, 5.000%, 2/01/23      2/14 at 100.00           A-       757,785
        1,650    California, General Obligation Bonds, Various Purpose Series           11/19 at 100.00           A-     1,647,525
                    2009, 5.500%, 11/01/39
        1,000    Fremont Unified School District, Alameda County, California,            8/12 at 101.00          Aa3     1,051,900
                    General Obligation Bonds, Series 2002A, 5.000%, 8/01/21 - FGIC
                    Insured
                 Golden West Schools Financing Authority, California, General
                    Obligation Revenue Refunding Bonds, School District Program,
                    Series 1999A:
        4,650    0.000%, 8/01/16 - NPFG Insured                                           No Opt. Call             A     3,525,816
        1,750    0.000%, 2/01/17 - NPFG Insured                                           No Opt. Call             A     1,268,155
        2,375    0.000%, 8/01/17 - NPFG Insured                                           No Opt. Call             A     1,674,375
        2,345    0.000%, 2/01/18 - NPFG Insured                                           No Opt. Call             A     1,564,959
                 Mountain View-Los Altos Union High School District, Santa Clara
                    County, California, General Obligation Capital Appreciation
                    Bonds, Series 1995C:
        1,015    0.000%, 5/01/17 - NPFG Insured                                           No Opt. Call           Aa1       753,211
        1,080    0.000%, 5/01/18 - NPFG Insured                                           No Opt. Call           Aa1       744,228
          100    Roseville Joint Union High School District, Placer County,              8/15 at 100.00          AA-       103,010
                    California, General Obligation Bonds, Series 2006B, 5.000%,
                    8/01/27 - FGIC Insured
        3,220    Sacramento City Unified School District, Sacramento County,             7/15 at 100.00          Aa3     3,274,740
                    California, General Obligation Bonds, Series 2005, 5.000%,
                    7/01/27 - NPFG Insured
        1,500    San Diego Unified School District, San Diego County, California,        7/13 at 101.00          AAA     1,699,215
                    General Obligation Bonds, Series 2003E, 5.250%, 7/01/24 - AGM
                    Insured
        2,565    Sunnyvale School District, Santa Clara County, California,              9/15 at 100.00          AAA     2,674,013
                    General Obligation Bonds, Series 2005A, 5.000%, 9/01/26 - AGM
                    Insured
----------------------------------------------------------------------------------------------------------------------------------
       24,000    Total Tax Obligation/General                                                                           20,738,932
----------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/LIMITED - 18.7%
        1,000    Bell Community Redevelopment Agency, California, Tax Allocation        10/13 at 100.00         BBB-       905,900
                    Bonds, Bell Project Area, Series 2003, 5.625%, 10/01/33 - RAAI
                    Insured
        3,500    California State Public Works Board, Lease Revenue Bonds,                No Opt. Call             A     3,863,089
                    Department of Corrections, Calipatria State Prison, Series
                    1991A, 6.500%, 9/01/17 - NPFG Insured
        1,000    California State Public Works Board, Lease Revenue Bonds,               6/14 at 100.00         BBB+     1,003,350
                    Department of Mental Health, Coalinga State Hospital, Series
                    2004A, 5.500%, 6/01/23
        1,500    California State Public Works Board, Lease Revenue Bonds, Various      11/19 at 100.00         BBB+     1,564,320
                    Capital Projects, Series 2009I-1, 6.375%, 11/01/34
          120    Capistrano Unified School District, Orange County, California,          9/15 at 100.00            A       114,420
                    Special Tax Bonds, Community Facilities District, Series 2005,
                    5.000%, 9/01/24 - FGIC Insured
          360    Chino Redevelopment Agency, California, Merged Chino                    9/16 at 101.00           A-       311,166
                    Redevelopment Project Area Tax Allocation Bonds, Series 2006,
                    5.000%, 9/01/38 - AMBAC Insured
        1,000    Fontana Public Financing Authority, California, Tax Allocation         10/15 at 100.00            A       913,050
                    Revenue Bonds, North Fontana Redevelopment Project, Series
                    2005A, 5.000%, 10/01/32 - AMBAC Insured

38 Nuveen Investments

     PRINCIPAL                                                                           OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/LIMITED (continued)
                 Irvine, California, Unified School District, Community Facilities
                    District Special Tax Bonds, Series 2006A:
$          55    5.000%, 9/01/26                                                         9/16 at 100.00          N/R  $     48,777
          130    5.125%, 9/01/36                                                         9/16 at 100.00          N/R       107,994
          215    Los Angeles Community Redevelopment Agency, California, Lease           9/15 at 100.00           A2       186,500
                    Revenue Bonds, Manchester Social Services Project, Series
                    2005, 5.000%, 9/01/37 - AMBAC Insured
        1,300    Orange County, California, Special Tax Bonds, Community                 8/12 at 101.00          N/R     1,180,088
                    Facilities District 03-1 of Ladera Ranch, Series 2004A,
                    5.625%, 8/15/34
          105    Rialto Redevelopment Agency, California, Tax Allocation Bonds,          9/15 at 100.00           A-        92,256
                    Merged Project Area, Series 2005A, 5.000%, 9/01/35 - SYNCORA
                    GTY Insured
          130    Roseville, California, Certificates of Participation, Public            8/13 at 100.00          AA-       128,076
                    Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured
          605    Sacramento City Financing Authority, California, Lease Revenue           No Opt. Call             A       638,680
                    Refunding Bonds, Series 1993A, 5.400%, 11/01/20 - NPFG Insured
        3,000    San Mateo County Transit District, California, Sales Tax Revenue        6/15 at 100.00           AA     3,161,520
                    Bonds, Series 2005A, 5.000%, 6/01/21 - NPFG Insured
          225    San Mateo Union High School District, San Mateo County,                12/17 at 100.00          AA-       205,724
                    California, Certificates of Participation, Phase 1, Series
                    2007A, 5.000%, 12/15/30 - AMBAC Insured
        1,000    Santa Clara County Board of Education, California, Certificates         4/12 at 101.00            A     1,004,700
                    of Participation, Series 2002, 5.000%, 4/01/25 - NPFG Insured
        1,000    Travis Unified School District, Solano County, California,              9/16 at 100.00          N/R       937,100
                    Certificates of Participation, Series 2006, 5.000%, 9/01/26 -
                    FGIC Insured
----------------------------------------------------------------------------------------------------------------------------------
       16,245    Total Tax Obligation/Limited                                                                           16,366,710
----------------------------------------------------------------------------------------------------------------------------------
                 TRANSPORTATION - 5.8%
        1,150    Foothill/Eastern Transportation Corridor Agency, California, Toll       7/10 at 100.00         BBB-     1,003,939
                    Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35
        3,500    Los Angeles Harbors Department, California, Revenue Refunding           8/11 at 100.00           AA     3,655,820
                    Bonds, Series 2001 B, 5.500%, 8/01/17 - AMBAC Insured
                    (Alternative Minimum Tax)
          445    San Francisco Airports Commission, California, Revenue Bonds, San       5/11 at 100.00           A1       429,131
                    Francisco International Airport, Second Series 1999, Issue
                    23A, 5.000%, 5/01/30 - FGIC Insured (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
        5,095    Total Transportation                                                                                    5,088,890
----------------------------------------------------------------------------------------------------------------------------------
                 U.S. GUARANTEED - 13.0% (4)
          400    Beverly Hills Unified School District, Los Angeles County,              8/12 at 100.00       AA (4)       437,632
                    California, General Obligation Bonds, Series 2002A, 5.000%,
                    8/01/26 (Pre-refunded 8/01/12)
                 California Department of Water Resources, Power Supply Revenue
                    Bonds, Series 2002A:
        1,750    5.750%, 5/01/17 (Pre-refunded 5/01/12)                                  5/12 at 101.00          Aaa     1,944,460
        2,000    5.125%, 5/01/19 (Pre-refunded 5/01/12)                                  5/12 at 101.00          Aaa     2,196,480
        2,400    California Educational Facilities Authority, Revenue Bonds,            11/11 at 100.00       A2 (4)     2,566,704
                    University of the Pacific, Series 2002, 5.250%, 11/01/21
                    (Pre-refunded 11 /01 /11)
          800    California, General Obligation Bonds, Series 2004, 5.125%,              2/14 at 100.00          AAA       910,376
                    2/01/27 (Pre-refunded 2/01/14)
        2,000    North Orange County Community College District, California,             8/12 at 101.00       AA (4)     2,199,400
                    General Obligation Bonds, Series 2002A, 5.000%, 8/01/22
                    (Pre-refunded 8/01/12) - MBIA Insured
        1,000    Port of Oakland, California, Revenue Bonds, Series 2002M, 5.250%,      11/12 at 100.00        A (4)     1,099,510
                    11/01/20 (Pre-refunded 11/01/12) - FGIC Insured
----------------------------------------------------------------------------------------------------------------------------------
       10,350    Total U.S. Guaranteed                                                                                  11,354,562
----------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 39

   NXC

---------

         Nuveen California Select Tax-Free Income Portfolio (continued) Portfolio of Investments March 31, 2010

     PRINCIPAL                                                                           OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                 UTILITIES - 5.6%
$         645    Long Beach Bond Finance Authority, California, Natural Gas               No Opt. Call             A  $    638,627
                    Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37
          200    Los Angeles Department of Water and Power, California, Power            7/13 at 100.00          AA-       213,666
                    System Revenue Bonds, Series 2003A-2, 5.000%, 7/01/21 - NPFG
                    Insured
        7,600    Merced Irrigation District, California, Certificates of                  9/16 at 64.56            A     3,298,932
                    Participation, Water Hydroelectric Series 2008B, 0.000%,
                    9/01/23
          215    Merced Irrigation District, California, Electric System Revenue         9/15 at 100.00          N/R       193,911
                    Bonds, Series 2005, 5.125%, 9/01/31 - SYNCORA GTY Insured
          535    Turlock Irrigation District, California, Revenue Refunding Bonds,        No Opt. Call            A1       560,006
                    Series 1992A, 6.250%, 1/01/12 - NPFG Insured
----------------------------------------------------------------------------------------------------------------------------------
        9,195    Total Utilities                                                                                         4,905,142
----------------------------------------------------------------------------------------------------------------------------------
                 WATER AND SEWER - 2.5%
          150    Healdsburg Public Financing Authority, California, Wastewater           4/16 at 100.00          AA-       148,493
                    Revenue Bonds, Series 2006, 5.000%, 4/01/36 - NPFG Insured
          250    Sacramento County Sanitation District Financing Authority,              6/16 at 100.00           AA       255,165
                    California, Revenue Bonds, Series 2006, 5.000%, 12/01/31 -
                    FGIC Insured
          825    South Feather Water and Power Agency, California, Water Revenue         4/13 at 100.00            A       826,246
                    Certificates of Participation, Solar Photovoltaic Project,
                    Series 2003, 5.375%, 4/01/24
        1,000    Woodbridge Irrigation District, California, Certificates of             7/13 at 100.00           A+       972,800
                    Participation, Water Systems Project, Series 2003, 5.625%,
                    7/01/43
----------------------------------------------------------------------------------------------------------------------------------
        2,225    Total Water and Sewer                                                                                   2,202,704
----------------------------------------------------------------------------------------------------------------------------------
$      96,105    Total Investments (cost $87,413,948) - 100.8%                                                          88,231,976
----------------------------------------------------------------------------------------------------------------------------------
                 Floating Rate Obligations - (1.8)%                                                                    (1,540,000)
                 -----------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 1.0%                                                                      856,351
                 -----------------------------------------------------------------------------------------------------------------
                 Net Assets - 100%                                                                                    $ 87,548,327
                 =================================================================================================================

     (1) All percentages shown in the Portfolio of Investments are based on net assets.

     (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to peri- odic principal paydowns.

     (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

     (4)  Backed by an escrow or trust containing sufficient U.S.
          Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

     N/R  Not rated.

     (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.


40 Nuveen Investments

   NXN

---------

         Nuveen New York Select Tax-Free Income Portfolio
         Portfolio of Investments

                                 March 31, 2010

    PRINCIPAL    `                                                                     OPTIONAL CALL               `            `
 AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)     RATINGS (3)        VALUE
---------------------------------------------------------------------------------------------------------------------------------
                 CONSUMER DISCRETIONARY - 0.1%
$         100    New York City Industrial Development Agency, New York, Liberty       9/15 at 100.00             BB+  $    87,061
                    Revenue Bonds, IAC/InterActiveCorp, Series 2005, 5.000%,
                    9/01/35
---------------------------------------------------------------------------------------------------------------------------------
                 CONSUMER STAPLES - 1.6%
                 TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
          390    4.750%, 6/01/22                                                      6/16 at 100.00             BBB      375,660
          540    5.000%, 6/01/26                                                      6/16 at 100.00             BBB      497,691
---------------------------------------------------------------------------------------------------------------------------------
          930    Total Consumer Staples                                                                                   873,351
---------------------------------------------------------------------------------------------------------------------------------
                 EDUCATION AND CIVIC ORGANIZATIONS - 8.5%
          100    Albany Industrial Development Agency, New York, Revenue Bonds,       7/17 at 100.00             BBB       92,707
                    Albany Law School, Series 2007A, 5.000%, 7/01/31
           50    Albany Industrial Development Agency, New York, Revenue Bonds,       4/17 at 100.00             N/R       40,191
                    Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/37
           30    Cattaraugus County Industrial Development Agency, New York,          5/16 at 100.00            BBB-       28,693
                    Revenue Bonds, St. Bonaventure University, Series 2006,
                    5.000%, 5/01/23
          430    Dormitory Authority of the State of New York, General Revenue        7/17 at 100.00             N/R      388,006
                    Bonds, Manhattan College, Series 2007A, 5.000%, 7/01/41 - RAAI
                    Insured
        1,000    Dormitory Authority of the State of New York, Housing Revenue         No Opt. Call                A      965,350
                    Bonds, Fashion Institute of Technology, Series 2007, 5.250%,
                    7/01/34 - FGIC Insured
          785    Dormitory Authority of the State of New York, Insured Revenue        7/12 at 100.00             BBB      795,692
                    Bonds, Iona College, Series 2002, 5.000%, 7/01/22 - SYNCORA
                    GTY Insured
           50    Dormitory Authority of the State of New York, Lease Revenue          7/15 at 100.00             AA-       50,479
                    Bonds, State University Dormitory Facilities, Series 2004A,
                    5.000%, 7/01/29 - NPFG Insured
          110    Dormitory Authority of the State of New York, Second General          No Opt. Call               A1      111,920
                    Resolution Consolidated Revenue Bonds, City University System,
                    Series 1990C, 7.500%, 7/01/10 - FGIC Insured
          430    Dutchess County Industrial Development Agency, New York, Civic       8/17 at 100.00            Baa1      361,080
                    Facility Revenue Bonds, Bard College Project, Series 2007-A2,
                    4.500%, 8/01/36
          100    Hempstead Town Industrial Development Agency, New York, Revenue     10/15 at 100.00               A      101,053
                    Bonds, Adelphi University, Civic Facility Project, Series
                    2005, 5.000%, 10/01/35
          100    New York City Industrial Development Agency, New York, Civic        10/14 at 100.00              A-       95,515
                    Facility Revenue Bonds, St. Francis College, Series 2004,
                    5.000%, 10/01/34
          500    New York City Industrial Development Agency, New York, Civic         2/11 at 100.00              A-      503,000
                    Facility Revenue Bonds, YMCA of Greater New York, Series 2002,
                    5.250%, 8/01/21
          430    New York City Industrial Development Agency, New York, PILOT         1/17 at 100.00             BB+      354,612
                    Revenue Bonds, Queens Baseball Stadium Project, Series 2006,
                    4.750%, 1/01/42 - AMBAC Insured
          590    New York City Industrial Development Authority, New York, PILOT      9/16 at 100.00            BBB-      508,621
                    Revenue Bonds, Yankee Stadium Project, Series 2006, 4.500%,
                    3/01/39 - FGIC Insured
          200    Puerto Rico Industrial, Tourist, Educational, Medical and            8/10 at 100.50            BBB-      197,018
                    Environmental Control Facilities Financing Authority, Higher
                    Education Revenue Bonds, Ana G. Mendez University System,
                    Series 1999, 5.375%, 2/01/19
           65    Seneca County Industrial Development Authority, New York, Revenue   10/17 at 100.00             BBB       57,823
                    Bonds, New York Chiropractic College, Series 2007, 5.000%,
                    10/01/27
---------------------------------------------------------------------------------------------------------------------------------
        4,970    Total Education and Civic Organizations                                                                4,651,760
---------------------------------------------------------------------------------------------------------------------------------
                 FINANCIALS - 0.8%
          435    Liberty Development Corporation, New York, Goldman Sachs              No Opt. Call               A1      456,602
                    Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37
---------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 41

   NXN

---------

         Nuveen New York Select Tax-Free Income Portfolio (continued) Portfolio of Investments March 31, 2010

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)     RATINGS (3)        VALUE
---------------------------------------------------------------------------------------------------------------------------------
                 HEALTH CARE - 14.3%
$         450    Dormitory Authority of the State of New York, FHA-Insured             2/15 at 100.00              A  $   457,110
                    Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
                    5.000%, 8/01/29 - FGIC Insured
          500    Dormitory Authority of the State of New York, FHA-Insured             8/15 at 100.00             A-      492,160
                    Revenue Bonds, St. Lukes Roosevelt Hospital, Series 2005,
                    4.900%, 8/15/31
                 Dormitory Authority of the State of New York, Revenue Bonds,
                    Lenox Hill Hospital Obligated Group, Series 2001:
          110    5.375%, 7/01/20                                                       7/11 at 101.00            Ba1      105,595
          100    5.500%, 7/01/30                                                       7/11 at 101.00            Ba1       92,086
          950    Dormitory Authority of the State of New York, Revenue Bonds,          7/16 at 100.00             AA      975,042
                    Memorial Sloan Kettering Cancer Center, Series 2006-1,
                    5.000%, 7/01/35
          670    Dormitory Authority of the State of New York, Revenue Bonds,          7/13 at 100.00             AA      707,781
                    Memorial Sloan-Kettering Cancer Center, Series 2003-1,
                    5.000%, 7/01/21 - NPFG Insured
          405    Dormitory Authority of the State of New York, Revenue Bonds,          8/14 at 100.00            AAA      441,252
                    New York and Presbyterian Hospital, Series 2004A, 5.250%,
                    8/15/15 - AGM Insured
        1,680    Dormitory Authority of the State of New York, Revenue Bonds,          7/11 at 101.00            N/R    1,716,893
                    Winthrop South Nassau University Health System Obligated
                    Group, Series 2001A, 5.250%, 7/01/17 - AMBAC Insured
        1,195    Dormitory Authority of the State of New York, Revenue Bonds,          7/11 at 101.00           Baa1    1,221,242
                    Winthrop South Nassau University Health System Obligated
                    Group, Series 2001 B, 5.250%, 7/01/17 - AMBAC Insured
          500    Dormitory Authority of the State of New York, Revenue Bonds,          7/13 at 100.00           Baa1      472,980
                    Winthrop-South Nassau University Hospital Association,
                    Series 2003A, 5.500%, 7/01/32
                 Madison County Industrial Development Agency, New York, Civic
                    Facility Revenue Bonds, Oneida Health System, Series 2007A:
          100    5.250%, 2/01/27                                                        No Opt. Call            BBB-       88,622
           90    5.500%, 2/01/32                                                        No Opt. Call            BBB-       80,631
          750    New York City Health and Hospitals Corporation, New York,             2/13 at 100.00             A+      782,138
                    Health System Revenue Bonds, Series 2003A, 5.250%, 2/15/21 -
                    AMBAC Insured
          240    New York City Industrial Development Agency, New York, Civic          7/12 at 101.00            Ba2      237,456
                    Facility Revenue Bonds, Staten Island University Hospital,
                    Series 2002C, 6.450%, 7/01/32
---------------------------------------------------------------------------------------------------------------------------------
        7,740    Total Health Care                                                                                      7,870,988
---------------------------------------------------------------------------------------------------------------------------------
                 HOUSING/MULTIFAMILY - 6.0%
        1,700    Amherst Industrial Development Agency, New York, Revenue Bonds,       8/12 at 101.00            N/R    1,723,307
                    UBF Faculty/Student Housing Corporation, University of
                    Buffalo Creekside Project, Series 2002A, 5.000%, 8/01/22 -
                    AMBAC Insured
        1,000    New Hartford-Sunset Woods Funding Corporation, New York,              8/12 at 101.00            AAA    1,033,420
                    FHA-Insured Mortgage Revenue Bonds, Sunset Woods Apartments
                    II Project, Series 2002, 5.350%, 2/01/20
          250    New York City Housing Development Corporation, New York,              5/14 at 100.00             AA      255,838
                    Multifamily Housing Revenue Bonds, Series 2004A, 5.250%,
                    11/01/30
          275    New York State Housing Finance Agency, Affordable Housing            11/17 at 100.00            Aa2      275,668
                    Revenue, Series 2007A, 5.250%, 11/01/38 (Alternative Minimum
                    Tax)
---------------------------------------------------------------------------------------------------------------------------------
        3,225    Total Housing/Multifamily                                                                              3,288,233
---------------------------------------------------------------------------------------------------------------------------------
                 HOUSING/SINGLE FAMILY - 8.2%
        2,000    New York State Mortgage Agency, Homeowner Mortgage Revenue           10/11 at 100.00            Aa1    2,019,260
                    Bonds, Series 101, 5.000%, 10/01/18 (Alternative Minimum Tax)
        2,500    New York State Mortgage Agency, Mortgage Revenue Bonds,               4/11 at 100.00            Aaa    2,506,750
                    Thirty-First Series A, 5.300%, 10/01/31 (Alternative Minimum
                    Tax)
---------------------------------------------------------------------------------------------------------------------------------
        4,500    Total Housing/Single Family                                                                            4,526,010
---------------------------------------------------------------------------------------------------------------------------------

42 Nuveen Investments

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)     RATINGS (3)        VALUE
---------------------------------------------------------------------------------------------------------------------------------
                 LONG-TERM CARE - 11.5%
$       1,795    Dormitory Authority of the State of New York, FHA-Insured Nursing    8/11 at 101.00               A  $ 1,830,326
                    Home Mortgage Revenue Bonds, Norwegian Christian Home and
                    Health Center, Series 2001, 5.200%, 8/01/36 - NPFG Insured
          100    Dormitory Authority of the State of New York, Non-State Supported   11/16 at 100.00              A1       98,696
                    Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series
                    2006, 5.000%, 11/01/31
           50    Dormitory Authority of the State of New York, Revenue Bonds,         7/15 at 100.00             N/R       32,439
                    Providence Rest, Series 2005, 5.000%, 7/01/35 - ACA Insured
        2,000    East Rochester Housing Authority, New York, FHA-Insured Mortgage     8/12 at 101.00             AAA    2,077,220
                    Revenue Refunding Bonds, Jewish Home of Rochester, Series
                    2002, 4.625%, 2/15/17
        1,000    East Rochester Housing Authority, New York, Revenue Bonds,          12/12 at 103.00             AAA    1,044,700
                    GNMA/FHA-Secured Revenue Bonds, St. Mary's Residence Project,
                    Series 2002A, 5.375%, 12/20/22
          980    New York City Industrial Development Agency, New York, GNMA         11/12 at 101.00             AA+      987,526
                    Collateralized Mortgage Revenue Bonds, Eger Harbor House Inc.,
                    Series 2002A, 4.950%, 11/20/32
           25    Suffolk County Industrial Development Agency, New York, Civic        7/16 at 100.00             N/R       22,706
                    Facility Revenue Bonds, Special Needs Facilities Pooled
                    Program, Series 2008-B1, 5.500%, 7/01/18
          275    Yonkers Industrial Development Agency, New York, Civic Facilities    7/16 at 101.00             N/R      249,766
                    Revenue Bonds, Special Needs Facilities Pooled Program Bonds,
                    Series 2008-C1, 5.500%, 7/01/18
---------------------------------------------------------------------------------------------------------------------------------
        6,225    Total Long-Term Care                                                                                   6,343,379
---------------------------------------------------------------------------------------------------------------------------------
                 MATERIALS - 0.2%
           90    Jefferson County Industrial Development Agency, New York, Solid     12/13 at 100.00             BBB       88,476
                    Waste Disposal Revenue Bonds, International Paper Company
                    Project, Series 2003A, 5.200%, 12/01/20 (Alternative Minimum
                    Tax)
---------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/GENERAL - 8.3%
                 Clarkstown, Rickland County, New York, Various Purposes Serial
                    Bonds, Series 1992:
          505    5.600%, 6/15/10 - AMBAC Insured                                       No Opt. Call              AAA      510,580
          525    5.600%, 6/15/11 - AMBAC Insured                                       No Opt. Call              AAA      557,303
          525    5.600%, 6/15/12 - AMBAC Insured                                       No Opt. Call              AAA      579,842
          300    New York City, New York, General Obligation Bonds, Fiscal Series     8/14 at 100.00              AA      334,830
                    2004C, 5.250%, 8/15/16
          200    New York City, New York, General Obligation Bonds, Fiscal Series     3/15 at 100.00              AA      213,604
                    2005J, 5.000%, 3/01/19 - FGIC Insured
        1,000    New York City, New York, General Obligation Bonds, Fiscal Series     6/16 at 100.00              AA    1,049,660
                    2006J-1, 5.000%, 6/01/25
        1,260    New York City, New York, General Obligation Bonds, Series D,        12/17 at 100.00              AA    1,345,869
                    5.125%, 12/01/25
---------------------------------------------------------------------------------------------------------------------------------
        4,315    Total Tax Obligation/General                                                                           4,591,688
---------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/LIMITED - 18.3%
          600    Battery Park City Authority, New York, Senior Revenue Bonds,        11/13 at 100.00             AAA      650,580
                    Series 2003A, 5.000%, 11/01/23
          500    Erie County Industrial Development Agency, New York, School          5/14 at 100.00             AAA      528,975
                    Facility Revenue Bonds, Buffalo City School District, Series
                    2004, 5.750%, 5/01/26 - AGM Insured
          500    Metropolitan Transportation Authority, New York, State Service       7/12 at 100.00             AA-      531,805
                    Contract Refunding Bonds, Series 2002A, 5.500%, 1/01/20 - NPFG
                    Insured
                 New York City Sales Tax Asset Receivable Corporation, New York,
                    Dedicated Revenue Bonds, Local Government Assistance
                    Corporation, Series 2004A:
          250    5.000%, 10/15/25 - NPFG Insured                                     10/14 at 100.00             AAA      270,008
          200    5.000%, 10/15/26 - NPFG Insured                                     10/14 at 100.00             AAA      211,352
        1,225    5.000%, 10/15/29 - AMBAC Insured                                    10/14 at 100.00             AAA    1,284,388
          600    New York City Transitional Finance Authority, New York, Building     1/17 at 100.00             AA-      623,748
                    Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 -
                    FGIC Insured
          670    New York City Transitional Finance Authority, New York, Future       2/13 at 100.00             AAA      700,244
                    Tax Secured Bonds, Fiscal Series 2003E, 5.000%, 2/01/23 - FGIC
                    Insured
          550    New York City Transitional Finance Authority, New York, Future      11/17 at 100.00             AAA      587,879
                    Tax Secured Bonds, Fiscal Series 2007C-1, 5.000%, 11/01/27

                                                           Nuveen Investments 43

   NXN

---------

         Nuveen New York Select Tax-Free Income Portfolio (continued) Portfolio of Investments March 31, 2010

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)     RATINGS (3)        VALUE
---------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/LIMITED (continued)
$         535    New York City Transitional Finance Authority, New York, Future        5/19 at 100.00            AAA  $   605,160
                    Tax Secured Bonds, Tender Option Bond Trust 3545, 13.352%,
                    5/01/38 (IF)
          775    New York State Environmental Facilities Corporation, State           12/17 at 100.00            AAA      831,761
                    Personal Income Tax Revenue Bonds, Series 2008A, 5.000%,
                    12/15/26 (UB)
          250    New York State Thruway Authority, Highway and Bridge Trust Fund       4/14 at 100.00             AA      266,858
                    Bonds, Second Genera1 Series 2004, 5.000%, 4/01/21 - NPFG
                    Insured
          570    New York State Thruway Authority, Highway and Bridge Trust Fund        No Opt. Call              AA      661,058
                    Bonds, Series 2005B, 5.500%, 4/01/20 - AMBAC Insured (UB)
          425    New York State Thruway Authority, Highway and Bridge Trust Fund      10/17 at 100.00             AA      449,484
                    Bonds, Series 2007, 5.000%, 4/01/27
                 New York State Tobacco Settlement Financing Corporation,
                    Tobacco Settlement Asset-Backed and State Contingency
                    Contract-Backed Bonds, Series 2003A-1:
        1,000    5.250%, 6/01/20 - AMBAC Insured                                       6/13 at 100.00            AA-    1,063,210
          250    5.250%, 6/01/21 - AMBAC Insured                                       6/13 at 100.00            AA-      265,183
          500    New York State Tobacco Settlement Financing Corporation,              6/13 at 100.00            AA-      533,090
                    Tobacco Settlement Asset-Backed and State Contingency
                    Contract-Backed Bonds, Series 2003B-1 C, 5.500%, 6/01/21
---------------------------------------------------------------------------------------------------------------------------------
        9,400    Total Tax Obligation/Limited                                                                          10,064,783
---------------------------------------------------------------------------------------------------------------------------------
                 TRANSPORTATION - 2.0%
          180    Albany Parking Authority, New York, Revenue Bonds, Series 2001        7/11 at 101.00           BBB+      182,506
                    A, 5.625%, 7/15/25
          500    Metropolitan Transportation Authority, New York, Transportation        No Opt. Call               A      555,685
                    Revenue Bonds, Series 2003A, 5.000%, 11/15/15 - FGIC Insured
          100    New York State Thruway Authority, General Revenue Bonds, Series       7/15 at 100.00            AAA      102,873
                    2005G, 5.000%, 1/01/30 - AGM Insured
          105    Port Authority of New York and New Jersey, Consolidated Revenue       6/15 at 101.00            Aa2      109,557
                    Bonds, One Hundred Fortieth Series 2005, 5.000%, 12/01/31 -
                    SYNCORA GTY Insured
          120    Port Authority of New York and New Jersey, Consolidated Revenue       8/17 at 100.00            AAA      141,230
                    Bonds, One Hundred Forty Eighth Series 2008, Trust 2920,
                    17.440%, 8/15/32 - AGM Insured (IF)
---------------------------------------------------------------------------------------------------------------------------------
        1,005    Total Transportation                                                                                   1,091,851
---------------------------------------------------------------------------------------------------------------------------------
                 U.S. GUARANTEED - 5.4% (4)
          220    Albany Parking Authority, New York, Revenue Bonds, Series 2001        7/11 at 101.00       BBB+ (4)      236,535
                    A, 5.625%, 7/15/25 (Pre-refunded 7/15/11)
          985    Dormitory Authority of the State of New York, Judicial                 No Opt. Call             AAA    1,166,555
                    Facilities Lease Revenue Bonds, Suffolk County Issue, Series
                    1986, 7.375%, 7/01/16 (ETM)
          250    Dormitory Authority of the State of New York, Revenue Bonds,          5/13 at 100.00            Aaa      281,865
                    North Shore Long Island Jewish Group, Series 2003, 5.375%,
                    5/01/23 (Pre-refunded 5/01/13)
          265    Suffolk County Water Authority, New York, Water Revenue Bonds,         No Opt. Call             AAA      283,221
                    Series 1986V, 6.750%, 6/01/12 (ETM)
          925    TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series              7/12 at 100.00            AAA    1,004,818
                    2002-1, 5.500%, 7/15/24 (Pre-refunded 7/15/12)
---------------------------------------------------------------------------------------------------------------------------------
        2,645    Total U.S. Guaranteed                                                                                  2,972,994
---------------------------------------------------------------------------------------------------------------------------------
                 UTILITIES - 3.3%
                 Long Island Power Authority, New York, Electric System General
                    Revenue Bonds, Series 2006A:
          570    5.000%, 12/01/23 - FGIC Insured                                       6/16 at 100.00              A      593,604
          430    5.000%, 12/01/25 - FGIC Insured                                       6/16 at 100.00              A      444,482
          500    New York State Energy Research and Development Authority,             3/11 at 100.00              A      503,120
                    Pollution Control Revenue Bonds, New York State Electric and
                    Gas Corporation, Series 2005A, 4.100%, 3/15/15 - NPFG Insured

44 Nuveen Investments

    PRINCIPAL    `                                                                     OPTIONAL CALL               `            `
 AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)     RATINGS (3)         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                 UTILITIES (continued)
$         250    Niagara County Industrial Development Agency, New York, Solid        11/11 at 101.00           Baa2  $    257,430
                    Waste Disposal Facility Revenue Bonds, American Ref-Fuel
                    Company of Niagara LP, Series 2001 A, 5.450%, 11/15/26
                    (Mandatory put 11/15/12) (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
        1,750    Total Utilities                                                                                         1,798,636
----------------------------------------------------------------------------------------------------------------------------------
                 WATER AND SEWER - 12.4%
        2,500    New York City Municipal Water Finance Authority, New York,            6/11 at 101.00            AAA     2,567,647
                    Water and Sewerage System Revenue Bonds, Fiscal Series
                    2001C, 5.125%, 6/15/33
                 New York State Environmental Facilities Corporation, State
                    Clean Water and Drinking Water Revolving Funds Revenue
                    Bonds, New York City Municipal Water Finance Authority Loan,
                    Series 2002B:
        2,000    5.250%, 6/15/19                                                       6/12 at 100.00            AAA     2,163,880
        2,000    5.000%, 6/15/27                                                       6/12 at 100.00            AAA     2,072,080
----------------------------------------------------------------------------------------------------------------------------------
        6,500    Total Water and Sewer                                                                                   6,803,607
----------------------------------------------------------------------------------------------------------------------------------
     $ 53,830    Total Investments (cost $54,161,216) - 100.9%                                                          55,509,419
----------------------------------------------------------------------------------------------------------------------------------
                 Floating Rate Obligations - (1.8)%                                                                     (1,005,000)
                 -----------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 0.9%                                                                      502,659
                 -----------------------------------------------------------------------------------------------------------------
                 Net Assets - 100%                                                                                    $ 55,007,078
                 =================================================================================================================

     (1) All percentages shown in the Portfolio of Investments are based on net assets.

     (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

     (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

     (4)  Backed by an escrow or trust containing sufficient U.S.
          Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

     N/R  Not rated.

    (ETM) Escrowed to maturity.

     (IF) Inverse floating rate investment.

     (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 45

   |  STATEMENT OF
   |  ASSETS & LIABILITIES

                                 March 31, 2010

                                                                                              CALIFORNIA        NEW YORK
                                                 SELECT           SELECT           SELECT         SELECT          SELECT
                                               TAX-FREE       TAX-FREE 2       TAX-FREE 3       TAX-FREE        TAX-FREE
                                                  (NXP)            (NXQ)            (NXR)          (NXC)           (NXN)
------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value
  (cost $226,836,810, $243,458,059,
  $177,274,280, $87,413,948 and
  $54,161,216, respectively)           $    231,199,076  $   237,339,137  $   180,765,343  $  88,231,976  $   55,509,419
Cash                                                --                --           66,791         60,560              --
Receivables:
  Interest                                    3,683,946        3,726,292        2,700,634      1,169,270         836,288
  Investments sold                               15,670           15,035            4,369             --              --
Other assets                                     60,147          146,039           47,806         27,147          19,552
------------------------------------------------------------------------------------------------------------------------
Total assets                                234,958,839      241,226,503      183,584,943     89,488,953      56,365,259
------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                       --               --               --             --         116,959
Floating rate obligations                            --        1,000,000               --      1,540,000       1,005,000
Dividends payable                               893,519          913,302          645,963        318,841         185,038
Accrued expenses:
  Management fees                                46,126           57,386           44,144         21,430          13,440
  Other                                         150,688          155,499          115,966         60,355          37,744
------------------------------------------------------------------------------------------------------------------------
  Total liabilities                           1,090,333        2,126,187          806,073      1,940,626       1,358,181
------------------------------------------------------------------------------------------------------------------------
Net assets                             $    233,868,506  $   239,100,316  $   182,778,870  $  87,548,327  $   55,007,078
========================================================================================================================
Shares outstanding                           16,479,081       17,672,141       13,001,797      6,267,291       3,912,868
========================================================================================================================
Net asset value per share              $          14.19  $         13.53  $         14.06  $       13.97  $        14.06
  outstanding
========================================================================================================================
NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------
Shares, $.01 par value per share       $        164,791  $       176,721  $       130,018  $      62,673  $       39,129
Paid-in surplus                             229,040,976      246,552,300      178,891,463     87,263,868      53,686,318
Undistributed (Over-distribution of)
  net investment income                       1,144,492          680,474          253,475         37,041          (1,802)
Accumulated net realized gain (loss)           (844,019)      (2,190,257)          12,851       (633,283)        (64,770)
Net unrealized appreciation
  (depreciation)                              4,362,266       (6,118,922)       3,491,063        818,028       1,348,203
------------------------------------------------------------------------------------------------------------------------
Net assets                             $    233,868,506  $   239,100,316  $   182,778,870  $  87,548,327  $   55,007,078
========================================================================================================================
Authorized shares                             Unlimited        Unlimited        Unlimited      Unlimited       Unlimited
========================================================================================================================

                                 See accompanying notes to financial statements.

46 Nuveen Investments

   |  STATEMENT OF
   |  OPERATIONS

                                 March 31, 2010

                                                                                              CALIFORNIA        NEW YORK
                                                 SELECT           SELECT           SELECT         SELECT          SELECT
                                               TAX-FREE       TAX-FREE 2       TAX-FREE 3       TAX-FREE        TAX-FREE
                                                  (NXP)            (NXQ)            (NXR)          (NXC)           (NXN)
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                      $     12,728,598  $    12,856,963  $     9,353,210  $   4,564,695  $    2,677,499
------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                 545,834          671,001          520,582        253,037         158,622
Shareholders' servicing agent fees
  and expenses                                   23,564           21,484           18,150          6,599           5,491
Interest expense on floating rate
  obligations                                        --            8,425               --         11,508           6,100
Custodian's fees and expenses                    47,408           48,682           37,891         22,634          18,891
Trustees' fees and expenses                       6,508            6,525            5,111          2,421           1,527
Professional fees                                23,780           23,732           20,236         12,940          10,761
Shareholders' reports - printing and
  mailing expenses                               49,894           52,201           37,926         17,756          13,763
Stock exchange listing fees                       9,294            9,272            9,229          9,210           9,201
Investor relations expense                       22,241           23,232           16,847          7,078           4,915
Other expenses                                   12,044           12,573           10,544          7,657           7,231
------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee             740,567          877,127          676,516        350,840         236,502
  credit
  Custodian fee credit                             (507)            (507)            (378)           (68)           (264)
------------------------------------------------------------------------------------------------------------------------
Net expenses                                    740,060          876,620          676,138        350,772         236,238
------------------------------------------------------------------------------------------------------------------------
Net investment income                        11,988,538       11,980,343        8,677,072      4,213,923       2,441,261
------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss) from
  investments                                    52,099         (381,407)          11,888        226,399          (5,962)
Change in net unrealized appreciation
  (depreciation) of investments              10,863,997       16,031,656        8,445,903      4,328,914       2,655,873
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
  (loss)                                     10,916,096       15,650,249        8,457,791      4,555,313       2,649,911
------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets
  from operations                        $   22,904,634  $    27,630,592  $    17,134,863  $   8,769,236  $    5,091,172
========================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 47

   |  STATEMENT OF
   |  CHANGES IN NET ASSETS

                                 March 31, 2010

                                        SELECT TAX-FREE (NXP)       SELECT TAX-FREE 2 (NXQ)      SELECT TAX-FREE 3 (NXR)
------------------------------------------------------------------------------------------------------------------------
                                          YEAR           YEAR          YEAR            YEAR          YEAR           YEAR
                                         ENDED          ENDED         ENDED           ENDED         ENDED          ENDED
                                       3/31/10        3/31/09        3/31/10        3/31/09       3/31/10        3/31/09
------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income            $  11,988,538  $  11,602,037  $  11,980,343  $  11,847,246  $  8,677,072  $   8,515,545
Net realized gain (loss) from
  investments                           52,099        414,250       (381,407)      (157,525)       11,888         95,185
Change in net unrealized
  appreciation (depreciation)
  of investments                    10,863,997    (13,684,819)    16,031,656    (22,829,917)    8,445,903     (8,093,041)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
  net assets from operations        22,904,634     (1,668,532)    27,630,592    (11,140,196)   17,134,863        517,689
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income         (11,808,528)   (11,226,050)   (11,759,649)   (11,736,647)   (8,340,466)    (8,327,575)
  From accumulated net realized
  gains                                     --             --             --             --       (12,996)            --
------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
  distributions to shareholders    (11,808,528)   (11,226,050)   (11,759,649)   (11,736,647)   (8,353,462)    (8,327,575)
------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from shares
  issued to shareholders due to
  reinvestment of distributions        657,992        515,396        458,195        403,746       319,912        199,823
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
  net assets from capital share
  transactions                         657,992        515,396        458,195        403,746       319,912        199,823
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
  net assets                        11,754,098    (12,379,186)    16,329,138    (22,473,097)    9,101,313     (7,610,063)
Net assets at the beginning
  of year                          222,114,408    234,493,594    222,771,178    245,244,275   173,677,557    181,287,620
------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year    $ 233,868,506  $ 222,114,408  $ 239,100,316  $ 222,771,178  $182,778,870  $ 173,677,557
========================================================================================================================
Undistributed
  (Over-distribution of) net
  investment income at the end
  of year                        $   1,144,492  $     965,770  $     680,474  $     473,587  $    253,475  $     (81,861)
========================================================================================================================

                                 See accompanying notes to financial statements.

48 Nuveen Investments

                                                                          CALIFORNIA SELECT              NEW YORK SELECT
                                                                             TAX-FREE (NXC)               TAX-FREE (NXN)
------------------------------------------------------------------------------------------------------------------------
                                                                         YEAR          YEAR           YEAR          YEAR
                                                                        ENDED         ENDED          ENDED         ENDED
                                                                      3/31/10       3/31/09        3/31/10       3/31/09
------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                            $  4,213,923  $  4,138,035   $  2,441,261  $  2,405,653
Net realized gain (loss) from investments                             226,399      (777,009)        (5,962)      (18,617)
Change in net unrealized appreciation (depreciation) of
  investments                                                       4,328,914    (4,560,505)     2,655,873    (1,645,443)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations               8,769,236    (1,199,479)     5,091,172       741,593
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                         (4,174,015)   (4,172,698)    (2,393,983)   (2,392,826)
From accumulated net realized gains                                        --            --             --            --
------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders          (4,174,015)   (4,172,698)    (2,393,983)   (2,392,826)
------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from shares issued to shareholders due to
  reinvestment of distributions                                            --       101,344         41,902        10,984
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from capital share
  transactions                                                             --       101,344         41,902        10,984
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                               4,595,221    (5,270,833)     2,739,091    (1,640,249)
Net assets at the beginning of year                                82,953,106    88,223,939     52,267,987    53,908,236
------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                    $ 87,548,327  $ 82,953,106   $ 55,007,078  $ 52,267,987
========================================================================================================================
Undistributed (Over-distribution of) net investment income at
  the end of year                                                $     37,041  $     (2,633)  $     (1,802) $    (49,080)
========================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 49

   | Notes to
   | Financial Statements

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Select Tax-Free Income Portfolio (NXP), Nuveen Select Tax-Free Income Portfolio 2 (NXQ), Nuveen Select Tax-Free Income Portfolio 3
(NXR), Nuveen California Select Tax-Free Income Portfolio (NXC) and Nuveen New York Select Tax-Free Income Portfolio (NXN) (collectively, the "Funds"). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, management investment companies.

Each Fund seeks to provide current income and stable dividends, exempt from regular federal and designated state income taxes, where applicable, consistent with the preservation of capital by investing primarily in a portfolio of municipal obligations.

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM) (the "Codification") as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Funds' financial statements.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with US generally accepted accounting principles.

INVESTMENT VALUATION
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

INVESTMENT TRANSACTIONS
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At March 31, 2010, there were no such outstanding purchase commitments in any of the Funds.

INVESTMENT INCOME
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any.

INCOME TAXES
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

50 Nuveen Investments

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles.

INVERSE FLOATING RATE SECURITIES
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as "(IF) - Inverse floating rate investment." An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as "(UB) - Underlying bond of an inverse floating rate trust reflected as a financing transaction," with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in "Investment Income" the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as "Interest expense on floating rate obligations" on the Statement of Operations.

During the fiscal year ended March 31, 2010, each Fund invested in externally deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") (such agreements referred to herein as "Recourse Trusts") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund's inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.

At March 31, 2010, the Funds were not invested in externally-deposited Recourse Trusts.

                                                                                                      California   New York
                                                                     Select      Select      Select       Select     Select
                                                                   Tax-Free  Tax-Free 2  Tax-Free 3     Tax-Free   Tax-Free
                                                                      (NXP)       (NXQ)       (NXR)        (NXC)      (NXN)
---------------------------------------------------------------------------------------------------------------------------
Maximum exposure to Recourse Trusts                                    $ --        $ --        $ --         $ --       $ --
===========================================================================================================================

                                                           Nuveen Investments 51

   | NOTES TO
   | FINANCIAL STATEMENTS (CONTINUED)

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended March 31, 2010, for the following Funds were as follows:

                                                                                              CALIFORNIA        NEW YORK
                                                                                   SELECT         SELECT          SELECT
                                                                               TAX-FREE 2       TAX-FREE        TAX-FREE
                                                                                    (NXQ)          (NXC)           (NXN)
------------------------------------------------------------------------------------------------------------------------
Average floating rate obligations outstanding                                  $1,000,000     $1,540,000      $1,005,000
Average annual interest rate and fees                                                 .84%           .75%            .61%
========================================================================================================================

DERIVATIVE INSTRUMENTS
Each Fund is authorized to invest in futures, options, swaps and other derivative instruments. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended March 31, 2010.

ZERO COUPON SECURITIES
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

CUSTODIAN FEE CREDIT
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

INDEMNIFICATIONS
Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

USE OF ESTIMATES
The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

52 Nuveen Investments

2. FAIR VALUE MEASUREMENTS

In determining the value of each Fund's investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

  Level 1 - Quoted prices in active markets for identical securities.
  Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
  Level 3 - Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of March 31, 2010:

SELECT TAX-FREE (NXP)                                               LEVEL 1         LEVEL 2      LEVEL 3          TOTAL
-----------------------------------------------------------------------------------------------------------------------
Investments:
    Municipal Bonds                                            $         --  $  230,629,711  $        --  $ 230,629,711
    Short-Term Investments                                          569,365              --           --        569,365
-----------------------------------------------------------------------------------------------------------------------
Total                                                          $    569,365  $  230,629,711  $        --  $ 231,199,076
=======================================================================================================================
SELECT TAX-FREE 2 (NXQ)                                             LEVEL 1         LEVEL 2      LEVEL 3          TOTAL
-----------------------------------------------------------------------------------------------------------------------
Investments:
    Municipal Bonds                                            $         --  $  236,187,448  $        --  $ 236,187,448
    Short-Term Investments                                        1,151,689              --           --      1,151,689
-----------------------------------------------------------------------------------------------------------------------
Total                                                          $  1,151,689  $  236,187,448  $        --  $ 237,339,137
=======================================================================================================================
SELECT TAX-FREE 3 (NXR)                                             LEVEL 1         LEVEL 2      LEVEL 3          TOTAL
-----------------------------------------------------------------------------------------------------------------------
Investments:
    Municipal Bonds                                            $         --  $  180,765,343  $        --  $ 180,765,343
=======================================================================================================================
CALIFORNIA SELECT TAX-FREE (NXC)                                    LEVEL 1         LEVEL 2      LEVEL 3          TOTAL
-----------------------------------------------------------------------------------------------------------------------
Investments:
    Municipal Bonds                                            $         --  $   88,231,976  $        --  $  88,231,976
=======================================================================================================================
NEW YORK SELECT TAX-FREE (NXN)                                      LEVEL 1         LEVEL 2      LEVEL 3          TOTAL
-----------------------------------------------------------------------------------------------------------------------
Investments:
    Municipal Bonds                                            $         --  $   55,509,419  $        --  $  55,509,419
=======================================================================================================================

3. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

During the current fiscal period, the Funds adopted amendments to authoritative guidance under GAAP on disclosures about derivative instruments and hedging activities. This guidance is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to better understand: a) how and why a fund uses derivative instruments; b) how derivative instruments are accounted for; and c) how derivative instruments affect a fund's financial position, results of operations and cash flows, if any. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended March 31, 2010.

                                                           Nuveen Investments 53

   | NOTES TO
   | FINANCIAL STATEMENTS (CONTINUED)

4. FUND SHARES

The Funds did not repurchase and retire any of their shares during the fiscal years ended March 31, 2010 and March 31, 2009.

Transactions in shares were as follows:

                                                            SELECT                  SELECT                  SELECT
                                                         TAX-FREE (NXP)        TAX-FREE 2 (NXQ)        TAX-FREE 3 (NXR)
                                                    ----------------------  ----------------------  ----------------------
                                                    YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                                                       3/31/10     3/31/09     3/31/10     3/31/09     3/31/10     3/31/09
--------------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders due to
  reinvestment of distributions                         47,024      37,396      34,706      30,367      23,083      14,590
==========================================================================================================================

                                                                              CALIFORNIA SELECT        NEW YORK SELECT
                                                                                TAX-FREE (NXC)          TAX-FREE (NXN)
                                                                           -----------------------  ----------------------
                                                                            YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                                                                               3/31/10     3/31/09     3/31/10     3/31/09
--------------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders due to
  reinvestment of distributions                                                    --       7,322       3,021          797
==========================================================================================================================

5. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended March 31, 2010, were as follows:

                                                                                                  CALIFORNIA      NEW YORK
                                                           SELECT        SELECT        SELECT         SELECT        SELECT
                                                         TAX-FREE    TAX-FREE 2    TAX-FREE 3       TAX-FREE      TAX-FREE
                                                            (NXP)         (NXQ)         (NXR)          (NXC)         (NXN)
--------------------------------------------------------------------------------------------------------------------------
Purchases                                            $  8,169,794  $  8,691,192   $ 5,983,280   $  3,087,830  $  1,987,055
Sales and maturities                                    6,463,960     9,198,508     4,963,328      3,552,661       625,000
==========================================================================================================================

6. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At March 31, 2010, the cost of investments was as follows:

                                                                                                 CALIFORNIA      NEW YORK
                                                         SELECT        SELECT         SELECT         SELECT        SELECT
                                                       TAX-FREE    TAX-FREE 2     TAX-FREE 3       TAX-FREE      TAX-FREE
                                                          (NXP)         (NXQ)          (NXR)          (NXC)         (NXN)
-------------------------------------------------------------------------------------------------------------------------
Cost of investments                                $226,442,458  $242,249,976   $177,103,400  $  85,868,050  $ 53,147,209
=========================================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at March 31, 2010, were as follows:

                                                                                                  CALIFORNIA    NEW YORK
                                                          SELECT          SELECT        SELECT        SELECT      SELECT
                                                        TAX-FREE      TAX-FREE 2    TAX-FREE 3      TAX-FREE    TAX-FREE
                                                           (NXP)           (NXQ)         (NXR)         (NXC)       (NXN)
------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
     Appreciation                                 $   15,341,673  $    9,385,671  $  9,061,795  $  2,856,165  $1,756,708
     Depreciation                                    (10,585,055)    (15,296,510)   (5,399,852)   (2,036,068)   (397,539)
------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
  investments                                     $    4,756,618  $   (5,910,839  $  3,661,943  $    820,097  $1,359,169
========================================================================================================================

54 Nuveen Investments

Permanent differences, primarily due to federal taxes paid, taxable market discount and distribution reclasses, resulted in reclassifications among the Funds' components of net assets at March 31, 2010, the Funds' tax year end, as follows:

                                                                                                  CALIFORNIA    NEW YORK
                                                          SELECT          SELECT        SELECT        SELECT      SELECT
                                                        TAX-FREE      TAX-FREE 2    TAX-FREE 3      TAX-FREE    TAX-FREE
                                                           (NXP)           (NXQ)         (NXR)         (NXC)       (NXN)
------------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of)
  net investment income                            $     (1,288)  $     (13,807)  $    (1,270)  $      (234)  $       --
Accumulated net realized gain (loss)                     11,473          13,783         1,270           234           --
Paid-in-surplus                                         (10,185)             24            --            --           --
========================================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at March 31, 2010, the Funds' tax year end, were as follows:

                                                                                                  CALIFORNIA    NEW YORK
                                                          SELECT          SELECT        SELECT        SELECT      SELECT
                                                        TAX-FREE      TAX-FREE 2    TAX-FREE 3      TAX-FREE    TAX-FREE
                                                           (NXP)           (NXQ)         (NXR)         (NXC)       (NXN)
------------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income*               $   1,730,150  $    1,441,934  $    772,035  $    378,559  $  186,791
Undistributed net ordinary income**                          496          11,261        19,012         4,246          --
Undistributed net long-term capital gains                     --              --            --            --          --
========================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on March 2, 2010, paid on April 1, 2010.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' tax years ended March 31, 2010 and March 31, 2009, was designated for purposes of the dividends paid deduction as follows:

                                                                                                  CALIFORNIA    NEW YORK
                                                          SELECT          SELECT        SELECT        SELECT      SELECT
                                                        TAX-FREE      TAX-FREE 2    TAX-FREE 3      TAX-FREE    TAX-FREE
                                                           (NXP)           (NXQ)         (NXR)         (NXC)       (NXN)
------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income***        $  11,501,182  $   11,757,723  $  8,339,231  $  4,174,015  $2,393,829
Distributions from net ordinary income**                 263,468              --           306            --          --
Distributions from net long-term capital gains****            --              --        12,690            --          --
========================================================================================================================

                                                                                                  CALIFORNIA    NEW YORK
                                                          SELECT          SELECT        SELECT        SELECT      SELECT
                                                        TAX-FREE      TAX-FREE 2    TAX-FREE 3      TAX-FREE    TAX-FREE
                                                           (NXP)           (NXQ)         (NXR)         (NXC)       (NXN)
------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income           $  11,223,919  $   11,734,961  $  8,326,795  $  4,172,291  $2,392,786
Distributions from net ordinary income**                      --              --            --            --          --
Distributions from net long-term capital gains                --              --            --            --          --
========================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds hereby designate these amounts paid during the fiscal year ended March 31, 2010, as Exempt Interest Dividends.

**** The Funds designate as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended March 31, 2010.

At March 31, 2010, the Funds' tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                                                  CALIFORNIA    NEW YORK
                                                                          SELECT        SELECT        SELECT      SELECT
                                                                        TAX-FREE    TAX-FREE 2      TAX-FREE    TAX-FREE
                                                                           (NXP)         (NXQ)         (NXC)       (NXN)
------------------------------------------------------------------------------------------------------------------------
Expiration:
   March 31, 2015                                                       $844,020  $  1,317,559  $         --  $       --
   March 31, 2016                                                             --         7,597        29,942      40,192
   March 31, 2017                                                             --       400,800       107,619      15,314
   March 31, 2018                                                             --            --            --       9,265
------------------------------------------------------------------------------------------------------------------------
Total                                                                   $844,020  $  1,725,956  $    137,561  $   64,771
========================================================================================================================

                                                           Nuveen Investments 55

   | NOTES TO
   | FINANCIAL STATEMENTS (CONTINUED)

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2009 through March 31, 2010, the Funds' tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

                                                                                                              CALIFORNIA
                                                                                                  SELECT          SELECT
                                                                                              TAX-FREE 2        TAX-FREE
                                                                                                   (NXQ)           (NXC)
------------------------------------------------------------------------------------------------------------------------
Post-October capital losses                                                                   $  464,302      $  495,724
========================================================================================================================

7. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). This pricing structure enables each Fund's shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

                                                                                                         SELECT TAX-FREE 2 (NXQ)
                                                                                                         SELECT TAX-FREE 3 (NXR)
                                                                                                CALIFORNIA SELECT TAX-FREE (NXC)
                                                        SELECT TAX-FREE (NXP)                     NEW YORK SELECT TAX-FREE (NXN)
AVERAGE DAILY NET ASSETS*                                 FUND-LEVEL FEE RATE                                FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------------------------------------------------------
For the first $125 million                                              .0500%                                             .1000%
For the next $125 million                                               .0375                                              .0875
For the next $250 million                                               .0250                                              .0750
For the next $500 million                                               .0125                                              .0625
================================================================================================================================

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL*                                                        EFFECTIVE RATE AT BREAKPOINT LEVEL
-------------------------------------------------------------------------------------------------------------------------------
$55 billion                                                                                                               .2000%
$56 billion                                                                                                               .1996
$57 billion                                                                                                               .1989
$60 billion                                                                                                               .1961
$63 billion                                                                                                               .1931
$66 billion                                                                                                               .1900
$71 billion                                                                                                               .1851
$76 billion                                                                                                               .1806
$80 billion                                                                                                               .1773
$91 billion                                                                                                               .1691
$125 billion                                                                                                              .1599
$200 billion                                                                                                              .1505
$250 billion                                                                                                              .1469
$300 billion                                                                                                              .1445
===============================================================================================================================

* The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fees, daily managed assets include assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of March 31, 2010, the complex-level fee rate was .1867%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

56 Nuveen Investments

8. NEW ACCOUNTING STANDARDS

ACCOUNTING FOR TRANSFER OF FINANCIAL ASSETS
During June 2009, FASB issued changes to the authoritative guidance under GAAP on accounting for transfers of financial assets. The objective of this guidance is to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor's continuing involvement, if any, in transferred financial assets. This guidance is effective as of the beginning of each reporting entity's first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of this guidance should be applied to transfers that occurred both before and after the effective date of this guidance. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and disclosures, if any.

FAIR VALUE MEASUREMENTS
On January 21, 2010, FASB issued changes to the authoritative guidance under GAAP for fair value measurements. The objective of this guidance is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose
i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for both Level 2 and Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements in the Level 3 rollforward must be shown on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

9. SUBSEQUENT EVENTS

DISTRIBUTIONS TO SHAREHOLDERS
The Funds declared dividend distributions from their tax-exempt net investment income, which were paid on May 3, 2010, to shareholders of record on April 15, 2010, as follows:

                                                                                                  CALIFORNIA    NEW YORK
                                                          SELECT          SELECT        SELECT        SELECT      SELECT
                                                        TAX-FREE      TAX-FREE 2    TAX-FREE 3      TAX-FREE    TAX-FREE
                                                           (NXP)           (NXQ)         (NXR)         (NXC)       (NXN)
------------------------------------------------------------------------------------------------------------------------
Dividend per share                                 $       .0595  $        .0555  $      .0535  $      .0555  $    .0510
========================================================================================================================

                                                           Nuveen Investments 57

   | FINANCIAL
   | HIGHLIGHTS

     Selected data for a Common share outstanding throughout each period:

                                  INVESTMENT OPERATIONS                 LESS DISTRIBUTIONS
                           -----------------------------------   ------------------------------------
                                               NET                                                          ENDING
                BEGINNING         NET    REALIZED/                      NET                                    NET       ENDING
                NET ASSET  INVESTMENT   UNREALIZED               INVESTMENT      CAPITAL                     ASSET       MARKET
                    VALUE      INCOME  GAIN (LOSS)       TOTAL       INCOME        GAINS        TOTAL        VALUE        VALUE
-------------------------------------------------------------------------------------------------------------------------------
SELECT TAX-FREE (NXP)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2010            $   13.52  $      .73  $       .66   $    1.39   $     (.72)  $       --   $      (.72)  $   14.19     $  14.74
2009                14.30         .71         (.81)       (.10)        (.68)          --          (.68)      13.52        13.67
2008                14.72         .70         (.44)        .26         (.68)          --          (.68)      14.30        14.24
2007                14.62         .70          .08         .78         (.68)          --          (.68)      14.72        14.85
2006                14.62         .70         (.02)        .68         (.68)          --          (.68)      14.62        14.21

SELECT TAX-FREE 2 (NXQ)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2010                12.63         .68          .89        1.57         (.67)          --          (.67)      13.53        13.81
2009                13.93         .67        (1.30)       (.63)        (.67)          --          (.67)      12.63        13.14
2008                14.60         .66         (.69)       (.03)        (.64)          --          (.64)      13.93        13.79
2007                14.44         .66          .14         .80         (.64)          --          (.64)      14.60        14.07
2006                14.38         .66          .06         .72         (.65)        (.01)         (.66)      14.44        13.37
===============================================================================================================================

58 Nuveen Investments

                                                                             RATIOS/SUPPLEMENTAL DATA
                                                       ----------------------------------------------------------------------------
                              TOTAL RETURNS                                   RATIOS TO AVERAGE NET ASSETS(b)
                         ------------------------                      --------------------------------------------
                                            BASED
                                               ON          ENDING
                         BASED ON             NET             NET      EXPENSES         EXPENSES                NET       PORTFOLIO
                           MARKET           ASSET          ASSETS     INCLUDING        EXCLUDING         INVESTMENT        TURNOVER
                            VALUE(a)        VALUE(a)        (000)      INTEREST(c)      INTEREST             INCOME            RATE
------------------------------------------------------------------------------------------------------------------------------------
SELECT TAX-FREE (NXP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2010                        13.45%          10.45%       $233,869           .32%             .32%              5.20%              3%
2009                          .89            (.65)        222,114           .33              .33               5.12              11
2008                          .61            1.83         234,494           .32              .32               4.83               4
2007                         9.59            5.48         241,074           .31              .31               4.77               2
2006                        10.41            4.74         239,406           .32              .32               4.72               4

SELECT TAX-FREE 2 (NXQ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2010                        10.45           12.62         239,100           .37              .37               5.12               4
2009                          .24           (4.63)        222,771           .39              .38               5.08               6
2008                         2.69            (.24)        245,244           .40              .36               4.58               7
2007                        10.21            5.62         257,037           .37              .36               4.50               3
2006                         7.39            5.12         254,205           .36              .36               4.51              11
====================================================================================================================================

    (a) Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.
         Total returns are not annualized.

         Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

    (b) Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

    (c) The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 59

   | FINANCIAL
   | HIGHLIGHTS (CONTINUED)

     Selected data for a Common share outstanding throughout each period:

                                  INVESTMENT OPERATIONS                 LESS DISTRIBUTIONS
                           -----------------------------------   ------------------------------------
                                               NET                                                          ENDING
                BEGINNING         NET    REALIZED/                      NET                                    NET       ENDING
                NET ASSET  INVESTMENT   UNREALIZED               INVESTMENT      CAPITAL                     ASSET       MARKET
                    VALUE      INCOME  GAIN (LOSS)       TOTAL       INCOME        GAINS        TOTAL        VALUE        VALUE
-------------------------------------------------------------------------------------------------------------------------------
SELECT TAX-FREE 3 (NXR)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2010              $ 13.38     $   .67    $     .65   $    1.32   $     (.64)  $       --*  $      (.64)  $   14.06     $  14.22
2009                13.98         .66         (.62)        .04         (.64)          --          (.64)      13.38        13.57
2008                14.42         .64         (.44)        .20         (.64)          --          (.64)      13.98        13.75
2007                14.29         .64          .13         .77         (.64)          --          (.64)      14.42        14.01
2006                14.22         .65          .06         .71         (.64)          --          (.64)      14.29        13.45

CALIFORNIA SELECT TAX-FREE (NXC)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2010                13.24         .67          .73        1.40         (.67)          --          (.67)      13.97        13.08
2009                14.09         .66         (.84)       (.18)        (.67)          --          (.67)      13.24        12.00
2008                14.73         .66         (.65)        .01         (.64)        (.01)         (.65)      14.09        14.08
2007                14.57         .64          .18         .82         (.64)        (.02)         (.66)      14.73        14.22
2006                14.54         .65          .09         .74         (.65)        (.06)         (.71)      14.57        13.56
===============================================================================================================================

60 Nuveen Investments

                                                                                  RATIOS/SUPPLEMENTAL DATA
                                                       -----------------------------------------------------------------------------
                              TOTAL RETURNS                                     RATIOS TO AVERAGE NET ASSETS(b)
                         ------------------------                        -------------------------------------------
                                            BASED
                                               ON           ENDING
                         BASED ON             NET              NET       EXPENSES         EXPENSES               NET      PORTFOLIO
                           MARKET           ASSET           ASSETS      INCLUDING        EXCLUDING        INVESTMENT       TURNOVER
                            VALUE(a)        VALUE(a)         (000)       INTEREST(c)      INTEREST            INCOME           RATE
------------------------------------------------------------------------------------------------------------------------------------
SELECT TAX-FREE 3 (NXR)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2010                         9.70%          10.05%        $182,779            .38%             .38%             4.81%             3%
2009                         3.51             .34          173,678            .39              .39              4.83              5
2008                         2.91            1.42          181,288            .38              .36              4.49              2
2007                         9.15            5.51          186,969            .38              .37              4.43              9
2006                        10.12            5.10          185,233            .37              .37              4.51              6

CALIFORNIA SELECT TAX-FREE (NXC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2010                        14.71           10.71           87,548            .41              .39              4.87              4
2009                       (10.34)          (1.30)          82,953            .43              .41              4.85             12
2008                         3.68             .05           88,224            .44              .38              4.52              8
2007                         9.89            5.72           92,177            .40              .39              4.37             16
2006                         6.52            5.17           91,152            .38              .38              4.42              8
====================================================================================================================================

*    Rounds to less than $.01 per share.

(a) Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(b) Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

(c) The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 61

   | FINANCIAL
   | HIGHLIGHTS (CONTINUED)

          Selected data for a Common share outstanding throughout each period:

                                  INVESTMENT OPERATIONS                 LESS DISTRIBUTIONS
                           -----------------------------------   ------------------------------------
                                               NET                                                          ENDING
                BEGINNING         NET    REALIZED/                      NET                                    NET       ENDING
                NET ASSET  INVESTMENT   UNREALIZED               INVESTMENT      CAPITAL                     ASSET       MARKET
                    VALUE      INCOME  GAIN (LOSS)       TOTAL       INCOME        GAINS        TOTAL        VALUE        VALUE
-------------------------------------------------------------------------------------------------------------------------------
NEW YORK SELECT
TAX-FREE (NXN)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2010            $   13.37  $      .62  $       .68   $    1.30   $     (.61)  $       --   $      (.61)  $   14.06     $  13.80
2009                13.79         .62         (.43)        .19         (.61)          --          (.61)      13.37        13.08
2008                14.28         .62         (.49)        .13         (.61)        (.01)         (.62)      13.79        13.79
2007                14.19         .61          .13         .74         (.61)        (.04)         (.65)      14.28        14.15
2006                14.28         .62         (.02)        .60         (.62)        (.09)         (.69)      14.19        13.35
===============================================================================================================================

62 Nuveen Investments

                                                                                  RATIOS/SUPPLEMENTAL DATA
                                                    -------------------------------------------------------------------------------
                            TOTAL RETURNS                                      RATIOS TO AVERAGE NET ASSETS(b)
                       ------------------------                         --------------------------------------------
                                          BASED
                                             ON          ENDING
                       BASED ON             NET             NET         EXPENSES         EXPENSES                NET      PORTFOLIO
                         MARKET           ASSET          ASSETS        INCLUDING        EXCLUDING         INVESTMENT       TURNOVER
                          VALUE(a)        VALUE(a)        (000)         INTEREST(c)      INTEREST             INCOME           RATE
------------------------------------------------------------------------------------------------------------------------------------
NEW YORK SELECT TAX-FREE (NXN)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2010                      10.31%           9.89%       $ 55,007              .44%             .42%              4.50%             1%
2009                       (.57)           1.47          52,268              .47              .45               4.57              1
2008                       2.06             .94          53,908              .46              .43               4.35             20
2007                      11.15            5.30          55,828              .46              .42               4.29              6
2006                       2.84            4.19          55,473              .41              .41               4.28             13
===================================================================================================================================

(a) Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.

      Total returns are not annualized. Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(b) Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

(c) The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 63

Board Members & Officers

      The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

----------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER            PRINCIPAL
                                                    YEAR FIRST    OF PORTFOLIOS     OCCUPATION(S)
    NAME,                                           ELECTED OR    IN FUND COMPLEX   INCLUDING OTHER
    BIRTHDATE                   POSITION(S) HELD    APPOINTED     OVERSEEN BY       DIRECTORSHIPS
    & ADDRESS                   WITH THE FUNDS      AND TERM(1)   BOARD MEMBER      DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS:

o   ROBERT P. BREMNER                                                               Private Investor and Management Consultant;
    8/22/40                     Chairman of                                         Treasurer and Director, Humanities Council of
    333 W. Wacker Drive         the Board           1996               199          Washington, D.C.
    Chicago, IL 60606           and Board Member

o   JACK B. EVANS                                                                   President, The Hall-Perrine Foundation, a
    10/22/48                                                                        private philanthropic corporation (since
    333 W. Wacker Drive         Board Member        1999               199          1996); Director and Chairman, United Fire
    Chicago, IL 60606                                                               Group, a publicly held company; President Pro
                                                                                    Tem of the Board of Regents for the State of
                                                                                    Iowa University System; Director, Gazette
                                                                                    Companies; Life Trustee of Coe College and the
                                                                                    Iowa College Foundation; formerly, Director,
                                                                                    Alliant Energy; formerly, Director, Federal
                                                                                    Reserve Bank of Chicago; formerly, President
                                                                                    and Chief Operating Officer, SCI Financial
                                                                                    Group, Inc., a regional financial services
                                                                                    firm.

o   WILLIAM C. HUNTER                                                               Dean, Tippie College of Business, University
    3/6/48                                                                          of Iowa (since 2006); Director (since 2004) of
    333 W. Wacker Drive         Board Member        2004               199          Xerox Corporation; Director (since 2005), Beta
    Chicago, IL 60606                                                               Gamma Sigma International Honor Society;
                                                                                    formerly, Dean and Distinguished Professor of
                                                                                    Finance, School of Business at the University
                                                                                    of Connecticut (2003-2006); previously, Senior
                                                                                    Vice President and Director of Research at the
                                                                                    Federal Reserve Bank of Chicago (1995-2003);
                                                                                    Director, SS&C Technologies, Inc. (May
                                                                                    2005-October 2005); formerly, Director
                                                                                    (1997-2007), Credit Research Center at
                                                                                    Georgetown University.

o   DAVID J. KUNDERT                                                                Director, Northwestern Mutual Wealth
    10/28/42                                                                        Management Company; retired (since 2004) as
    333 W. Wacker Drive         Board Member        2005               199          Chairman, JPMorgan Fleming Asset Management,
    Chicago, IL 60606                                                               President and CEO, Banc One Investment
                                                                                    Advisors Corporation, and President, One Group
                                                                                    Mutual Funds; prior thereto, Executive Vice
                                                                                    President, Banc One Corporation and Chairman
                                                                                    and CEO, Banc One Investment Management Group;
                                                                                    Member, Board of Regents, Luther College;
                                                                                    member of the Wisconsin Bar Association;
                                                                                    member of Board of Directors, Friends of
                                                                                    Boerner Botanical Gardens; member of Board of
                                                                                    Directors and member of Investment Committee,
                                                                                    Greater Milwaukee Foundation.

o   WILLIAM J. SCHNEIDER                                                            Chairman of Miller-Valentine Partners Ltd., a
    9/24/44                                                                         real estate investment company; formerly, Senior
    333 W. Wacker Drive         Board Member        1997               199          Partner and Chief Operating Officer (retired,
    Chicago, IL 60606                                                               2004) of Miller-Valentine Group; member,
                                                                                    University of Dayton Business School Advisory
                                                                                    Council; formerly, member, Dayton Philharmonic
                                                                                    Orchestra Association; formerly, member and
                                                                                    chair, Business Advisory Council, Cleveland
                                                                                    Federal Reserve Bank; formerly, Director, Dayton
                                                                                    Development Coalition.

64 Nuveen Investments

----------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER            PRINCIPAL
                                                    YEAR FIRST    OF PORTFOLIOS     OCCUPATION(S)
    NAME,                                           ELECTED OR    IN FUND COMPLEX   INCLUDING OTHER
    BIRTHDATE                   POSITION(S) HELD    APPOINTED     OVERSEEN BY       DIRECTORSHIPS
    & ADDRESS                   WITH THE FUNDS      AND TERM(1)   BOARD MEMBER      DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS:

o   JUDITH M. STOCKDALE                                                             Executive Director, Gaylord and Dorothy
    12/29/47                                                                        Donnelley Foundation (since 1994); prior
    333 W. Wacker Drive         Board Member        1997               199          thereto, Executive Director, Great Lakes
    Chicago, IL 60606                                                               Protection Fund (from 1990 to 1994).

o   CAROLE E. STONE                                                                 Director, Chicago Board Options Exchange
    6/28/47                                                                         (since 2006); Director, C2 Options Exchange,
    333 W. Wacker Drive         Board Member        2007               199          Incorporated (since 2009); Commissioner, New
    Chicago, IL 60606                                                               York State Commission on Public Authority
                                                                                    Reform (since 2005); formerly, Chair, New York
                                                                                    Racing Association Oversight Board
                                                                                    (2005-2007).

o   TERENCE J. TOTH                                                                 Director, Legal & General Investment
    9/29/59                                                                         Management America, Inc. (since 2008);
    333 W. Wacker Drive         Board Member        2008               199          Managing Partner, Promus Capital (since 2008);
    Chicago, IL 60606                                                               formerly, CEO and President, Northern Trust
                                                                                    Global Investments (2004-2007); Executive Vice
                                                                                    President, Quantitative Management &
                                                                                    Securities Lending (2000-2004); prior thereto,
                                                                                    various positions with Northern Trust Company
                                                                                    (since 1994); member: Goodman Theatre Board
                                                                                    (since 2004), Chicago Fellowship Boards (since
                                                                                    2005), University of Illinois Leadership
                                                                                    Council Board (since 2007) and Catalyst
                                                                                    Schools of Chicago Board (since 2008);
                                                                                    formerly, member: Northern Trust Mutual Funds
                                                                                    Board (2005-2007), Northern Trust Global
                                                                                    Investments Board (2004-2007), Northern Trust
                                                                                    Japan Board (2004-2007), Northern Trust
                                                                                    Securities Inc. Board (2003-2007) and Northern
                                                                                    Trust Hong Kong Board (1997-2004).

INTERESTED BOARD MEMBER:

o   JOHN P. AMBOIAN(2)                                                              Chief Executive Officer (since July 2007),
    6/14/61                                                                         Director (since 1999) and Chairman (since
    333 W. Wacker Drive         Board Member        2008               199          2007) of Nuveen Investments, Inc.; Chief
    Chicago, IL 60606                                                               Executive Officer (since 2007) of Nuveen Asset
                                                                                    Management, Nuveen Investments Advisors, Inc.;
                                                                                    President (since 2005) of Nuveen Commodities
                                                                                    Asset Management, LLC.

                                                           Nuveen Investments 65

----------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER
                                                                  OF PORTFOLIOS
    NAME,                                           YEAR FIRST    IN FUND COMPLEX   PRINCIPAL
    BIRTHDATE                   POSITION(S) HELD    ELECTED OR    OVERSEEN          OCCUPATION(S)
    AND ADDRESS                 WITH THE FUNDS      APPOINTED(3)  BY OFFICER        DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o   GIFFORD R. ZIMMERMAN                                                            Managing Director (since 2002), Assistant
    9/9/56                      Chief                                               Secretary and Associate General Counsel of
    333 W. Wacker Drive         Administrative      1988               199          Nuveen Investments, LLC; Managing Director,
    Chicago, IL 60606           Officer                                             Associate General Counsel and Assistant
                                                                                    Secretary, of Nuveen Asset Management (since
                                                                                    2002) and of Symphony Asset Management LLC,
                                                                                    (since 2003); Vice President and Assistant
                                                                                    Secretary of NWQ Investment Management
                                                                                    Company, LLC. (since 2002), Nuveen Investments
                                                                                    Advisers Inc. (since 2002), Tradewinds Global
                                                                                    Investors, LLC, and Santa Barbara Asset
                                                                                    Management, LLC (since 2006), Nuveen HydePark
                                                                                    Group LLC and Nuveen Investment Solutions,
                                                                                    Inc. (since 2007); Managing Director (since
                                                                                    2004) and Assistant Secretary (since 1994) of
                                                                                    Nuveen Investments, Inc.; Managing Director
                                                                                    (since 2005) of Nuveen Commodities Asset
                                                                                    Management, LLC; Chartered Financial Analyst.

o   WILLIAM ADAMS IV                                                                Executive Vice President of Nuveen
    6/9/55                                                                          Investments, Inc.; Executive Vice President,
    333 W. Wacker Drive         Vice President      2007               125          U.S. Structured Products of Nuveen
    Chicago, IL 60606                                                               Investments, LLC, (since 1999),; Executive
                                                                                    Vice President (since 2005) of Nuveen
                                                                                    Commodities Asset Management, LLC.

o   CEDRIC H. ANTOSIEWICZ                                                           Managing Director, (since 2004), previously,
    1/11/62                                                                         Vice President (1993-2004) of Nuveen
    333 W. Wacker Drive         Vice President      2007               125          Investments, LLC.
    Chicago, IL 60606

o   NIZIDA ARRIAGA                                                                  Senior Vice President of Nuveen Investments,
    6/1/68                                                                          LLC (since 2010); formerly, Vice President
    333 W. Wacker Drive         Vice President      2009               199          (2007-2010); previously, Portfolio Manager,
    Chicago, IL 60606                                                               Allstate Investments, LLC (1996-2006);
                                                                                    Chartered Financial Analyst.

o   MICHAEL T. ATKINSON                                                             Vice President (since 2002) of Nuveen
    2/3/66                      Vice President                                      Investments, LLC.; Vice President of Nuveen
    333 W. Wacker Drive         and Assistant       2000               199          Asset Management (since 2005).
    Chicago, IL 60606           Secretary

o   MARGO L. COOK                                                                   Executive Vice President (since Oct 2008) of
    4/11/64                                                                         Nuveen Investments, Inc.; previously, Head of
    333 W. Wacker Drive         Vice President      2009               199          Institutional Asset Management (2007-2008) of
    Chicago, IL 60606                                                               Bear Stearns Asset Management; Head of
                                                                                    Institutional Asset Mgt (1986-2007) of Bank of
                                                                                    NY Mellon; Chartered Financial Analyst.

o   LORNA C. FERGUSON                                                               Managing Director (since 2004) of Nuveen
    10/24/45                                                                        Investments, LLC and Managing Director (since
    333 W. Wacker Drive         Vice President      1998               199          2005) of Nuveen Asset Management.
    Chicago, IL 60606

o   STEPHEN D. FOY                                                                  Vice President (since 1993) and Funds
    5/31/54                     Vice President                                      Controller (since 1998) of Nuveen Investments,
    333 W. Wacker Drive         and Controller      1998               199          LLC; Vice President (since 2005) of Nuveen
    Chicago, IL 60606                                                               Asset Management; Certified Public Accountant.

o   SCOTT S. GRACE                                                                  Managing Director, Corporate Finance &
    8/20/70                     Vice President                                      Development, Treasurer (since September 2009)
    333 W. Wacker Drive         and Treasurer       2009               199          of Nuveen Investments, LLC; Managing Director
    Chicago, IL 60606                                                               and Treasurer of Nuveen Asset Management
                                                                                    (since 2009); formerly, Treasurer (2006-2009),
                                                                                    Senior Vice President (2008-2009), previously,
                                                                                    Vice President (2006-2008) of Janus Capital
                                                                                    Group, Inc.; formerly. Senior Associate in
                                                                                    Morgan Stanley's Global Financial Services
                                                                                    Group (2000-2003); Chartered Accountant
                                                                                    Designation.

66 Nuveen Investments

----------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER
                                                                  OF PORTFOLIOS
    NAME,                                           YEAR FIRST    IN FUND COMPLEX   PRINCIPAL
    BIRTHDATE                   POSITION(S) HELD    ELECTED OR    OVERSEEN          OCCUPATION(S)
    AND ADDRESS                 WITH THE FUNDS      APPOINTED(3)  BY OFFICER        DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o   WILLIAM T. HUFFMAN                                                              Chief Operating Officer, Municipal Fixed
    5/7/69                                                                          Income (since 2008) of Nuveen Asset
    333 W. Wacker Drive         Vice President      2009               136          Management; previously, Chairman, President
    Chicago, IL 60606                                                               and Chief Executive Officer (2002 - 2007) of
                                                                                    Northern Trust Global Advisors, Inc. and Chief
                                                                                    Executive Officer (2007) of Northern Trust
                                                                                    Global Investments Limited; Certified Public
                                                                                    Accountant.

o   WALTER M. KELLY                                                                 Senior Vice President (since 2008), Vice
    2/24/70                     Chief Compliance                                    President (2006-2008) formerly, Assistant Vice
    333 W. Wacker Drive         Officer and         2003               199          President and Assistant General Counsel
    Chicago, IL 60606           Vice President                                      (2003-2006) of Nuveen Investments, LLC; Senior
                                                                                    Vice President (since 2008), formerly, Vice
                                                                                    President (2006-2008) and Assistant Secretary
                                                                                    (since 2008) of Nuveen Asset Management.

o   DAVID J. LAMB                                                                   Senior Vice President (since 2009), formerly,
    3/22/63                                                                         Vice President (2000-2009) of Nuveen
    333 W. Wacker Drive         Vice President      2000               199          Investments, LLC; Vice President (since 2005)
    Chicago, IL 60606                                                               of Nuveen Asset Management; Certified Public
                                                                                    Accountant.

o   TINA M. LAZAR                                                                   Senior Vice President (since 2009), formerly,
    8/27/61                                                                         Vice President of Nuveen Investments, LLC
    333 W. Wacker Drive         Vice President      2002               199          (1999-2009); Vice President of Nuveen Asset
    Chicago, IL 60606                                                               Management (since 2005).

o   LARRY W. MARTIN                                                                 Senior Vice President (since 2010), Assistant
    7/27/51                     Vice President                                      Secretary and Assistant General Counsel of
    333 W. Wacker Drive         and Assistant       1988               199          Nuveen Investments, LLC; Vice President (since
    Chicago, IL 60606           Secretary                                           2005) and Assistant Secretary of Nuveen
                                                                                    Investments, Inc.; Vice President (since 2005)
                                                                                    and Assistant Secretary (since 1997) of Nuveen
                                                                                    Asset Management; Vice President and Assistant
                                                                                    Secretary of Nuveen Investments Advisers Inc.
                                                                                    (since 2002); NWQ Investment Management Company,
                                                                                    LLC (since 2002), Symphony Asset Management LLC
                                                                                    (since 2003), Tradewinds Global Investors, LLC,
                                                                                    Santa Barbara Asset Management LLC (since 2006)
                                                                                    and of Nuveen HydePark Group, LLC and Nuveen
                                                                                    Investment Solutions, Inc. (since 2007).

o   KEVIN J. MCCARTHY                                                               Managing Director (since 2008), formerly, Vice
    3/26/66                     Vice President                                      President (2007-2008), Nuveen Investments, LLC;
    333 W. Wacker Drive         and Secretary       2007               199          Managing Director (since 2008), formerly, Vice
    Chicago, IL 60606                                                               President, and Assistant Secretary, Nuveen Asset
                                                                                    Management, and Nuveen Investments Holdings,
                                                                                    Inc.; Vice President (since 2007) and Assistant
                                                                                    Secretary, Nuveen Investment Advisers Inc., NWQ
                                                                                    Investment Management Company, LLC, Tradewinds
                                                                                    Global Investors LLC, NWQ Holdings, LLC,
                                                                                    Symphony Asset Management LLC, Santa Barbara
                                                                                    Asset Management LLC, Nuveen HydePark Group, LLC
                                                                                    and Nuveen Investment Solutions, Inc. (since
                                                                                    2007); prior thereto, Partner, Bell, Boyd &
                                                                                    Lloyd LLP (1997-2007).

o   JOHN V. MILLER                                                                  Chief Investment Officer and Managing Director
    4/10/67                                                                         (since 2007), formerly, Vice President
    333 W. Wacker Drive         Vice President      2007               136          (2002-2007) of Nuveen Asset Management and
    Chicago, IL 60606                                                               Managing Director (since 2007), formerly Vice
                                                                                    President (2002-2007) Nuveen Investments, LLC;
                                                                                    Chartered Financial Analyst.

                                                           Nuveen Investments 67

----------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER
                                                                  OF PORTFOLIOS
    NAME,                                           YEAR FIRST    IN FUND COMPLEX   PRINCIPAL
    BIRTHDATE                   POSITION(S) HELD    ELECTED OR    OVERSEEN          OCCUPATION(S)
    AND ADDRESS                 WITH THE FUNDS      APPOINTED(3)  BY OFFICER        DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o   GREGORY MINO                                                                    Senior Vice President (since 2010) of Nuveen
    1/4/71                                                                          Investments, LLC, formerly Vice President
    333 W. Wacker Drive         Vice President      2009               199          (2008-2010); previously, Director (2004- 2007)
    Chicago, IL 60606                                                               and Executive Director (2007-2008) of UBS
                                                                                    Global Asset Management; previously, Vice
                                                                                    President (2000-2003) and Director (2003-2004)
                                                                                    of Merrill Lynch Investment Managers;
                                                                                    Chartered Financial Analyst.

o   CHRISTOPHER M. ROHRBACHER                                                       Vice President, Nuveen Investments, LLC (since
    8/1/71                      Vice President                                      2008); Vice President and Assistant Secretary,
    333 W. Wacker Drive         and Assistant       2008               199          Nuveen Asset Management (since 2008); prior
    Chicago, IL 60606           Secretary                                           thereto, Associate, Skadden, Arps, Slate
                                                                                    Meagher & Flom LLP (2002-2008).

o   JAMES F. RUANE                                                                  Vice President, Nuveen Investments, LLC (since
    7/3/62                      Vice President                                      2007); prior thereto, Partner, Deloitte &
    333 W. Wacker Drive         and Assistant       2007               199          Touche USA LLP (2005-2007), formerly, senior
    Chicago, IL 60606           Secretary                                           tax manager (2002-2005); Certified Public
                                                                                    Accountant.

o   MARK L. WINGET                                                                  Vice President, Nuveen Investments, LLC (since
    12/21/68                    Vice President                                      2008); Vice President and Assistant Secretary,
    333 W. Wacker Drive         and Assistant       2008               199          Nuveen Asset Management (since 2008); prior
    Chicago, IL 60606           Secretary                                           thereto, Counsel, Vedder Price P.C.
                                                                                    (1997-2007).

(1) Board Members serve three year terms. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2) Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

68 Nuveen Investments

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the "1940 ACT"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or "interested persons" of any parties (the "INDEPENDENT BOARD MEMBERS"), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund's board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 27-29, 2009 (the "MAY MEETING"), the Boards of Trustees or Directors (as the case may be)( each a "BOARD," and each Trustee or Director, a "BOARD MEMBER") of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each an "ADVISORY AGREEMENT") between the Fund and Nuveen Asset Management ("NAM") for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2009 (the "APRIL MEETING"). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable) of the Funds, the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries other than Winslow Capital Management, Inc. ("WINSLOW CAPITAL"), which was recently acquired in December 2008), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating

                                                           Nuveen Investments 69
the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund's Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM's services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM's organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In reviewing the services provided and the initiatives undertaken during the past year, the Independent Board Members recognized the severe market turmoil experienced in the capital markets during recent periods, including sustained periods of high volatility, credit disruption and government intervention. The Independent Board Members considered NAM's efforts, expertise and other actions taken to address matters as they arose that impacted the Funds. The Independent Board Members recognized the role of the Investment Services group which, among other things, monitors the various positions throughout the Nuveen fund complex to identify and address any systematic risks. In addition, the Capital Markets Committee of NAM provides a multi-departmental venue for developing new policies to mitigate any risks. The Independent Board Members further recognized NAM's continuous review of the Nuveen funds' investment strategies and mandates in seeking to continue to refine and improve the investment process for the funds, particularly in light of market conditions. With respect to closed-end funds that issued auction rate preferred shares ("ARPS") or that otherwise utilize leverage, the Independent Board Members noted, in particular, NAM's efforts in refinancing the preferred shares of such funds frozen by the collapse of the auction rate market and managing leverage during a period of rapid market declines, particularly for the non-equity funds. Such efforts included negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs, liquidating portfolio securities during difficult times to meet leverage ratios, and seeking alternative forms of debt and other leverage that may over time reduce financing costs associated with ARPs and enable the funds that have issued ARPs to restore liquidity to ARPs holders. The Independent Board Members also noted Nuveen's continued commitment and efforts to keep investors and financial advisers informed as to its progress with the ARPs through, among other things, conference calls, emails, press releases, information posted on its website, and telephone calls and in-person meetings with financial advisers. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds

70 Nuveen Investments
through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining websites; and providing educational seminars.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of NAM's investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members considered NAM's compliance program, including the report of the chief compliance officer regarding the Funds' compliance policies and procedures.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUNDs AND NAM

The Board considered the investment performance of each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "PERFORMANCE PEER GROUP") based on data provided by an independent provider of mutual fund data as well as recognized and/or customized benchmarks (as applicable). The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group and recognized and/or customized benchmarks (as applicable) for the quarter-, one-, three- and five-year periods (as applicable) ending December 31, 2008 and for the same periods (as applicable) ending March 31, 2009. The Independent Board Members also reviewed performance information of the Nuveen municipal funds managed by NAM in the aggregate ranked by peer group and the performance of such funds, in the aggregate, relative to their benchmark. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In comparing a fund's performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund's investment objectives and strategies thereby hindering a meaningful comparison of the fund's performance with that of the Performance Peer Group. The Independent Board Members further considered the performance of the Funds in the context of the volatile

                                                           Nuveen Investments 71
market conditions during the past year, and their impact on various asset classes and the portfolio management of the Funds.

Based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members determined that each Fund's investment performance over time had been satisfactory.

C.    FEES, EXPENSES AND PROFITABILITY

      1.    FEES AND EXPENSES

      The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees, net management fees and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider (the "PEER UNIVERSE") and in certain cases, to a more focused subset of funds in the Peer Universe (the "PEER GROUP").

      The Independent Board Members further reviewed data regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the asset level of a fund relative to peers, the size and particular composition of the Peer Universe or Peer Group, the investment objectives of the peers, expense anomalies, changes in the funds comprising the Peer Universe or Peer Group from year to year, levels of reimbursement and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. In addition, the Independent Board Members considered, among other things, the differences in the use and type of leverage compared to the peers. The Independent Board Members also considered the differences in the states reflected in the respective Peer Group. In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fundlevel and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999).

      Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund's management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

      2. COMPARISONS WITH THE FEES OF OTHER CLIENTS

      The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such other clients include NAM's municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited

72 Nuveen Investments
      to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

      3. PROFITABILITY OF NUVEEN

      In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2008. In addition, the Independent Board Members reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

      In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business.

      Based on their review, the Independent Board Members concluded that Nuveens level of profitability for its advisory activities was reasonable in light of the services provided.

                                                           Nuveen Investments 73

      In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. In this regard, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio. While economies of scale result when costs can be spread over a larger asset base, the Independent Board Members also recognized that the asset levels generally declined in 2008 due to, among other things, the market downturn. Accordingly, for funds with a reduction in assets under management, advisory fee levels may have increased as breakpoints in the fee schedule were no longer surpassed.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Generally, the complex-wide pricing reduces Nuveen's revenue because total complex fund assets have consistently grown in prior years. As noted, however, total fund assets declined in 2008 resulting in a smaller downward adjustment of revenues due to complex-wide pricing compared to the prior year.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

74 Nuveen Investments

E. INDIRECT BENEFITS

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen's trading desk.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. OTHER CONSIDERATIONS

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

                                                           Nuveen Investments 75

Reinvest Automatically Easily and Conveniently

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price

76 Nuveen Investments
per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

                                                           Nuveen Investments 77

Glossary of Terms Used in this Report

o AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed", with current holders receiving a formula-based interest rate until the next scheduled auction.

o AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

o AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fundfs portfolio, computed by weighting each bondfs time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfoliofs residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

o DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

o Inverse Floaters: Inverse floating rate securities, also known as inverse floaters, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bonds par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an inverse floater) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bonds downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bonds value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

o MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

78 Nuveen Investments

o NET ASSET VALUE (NAV): A Fund's NAV per share is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

o PRE-REFUNDING: Pre-refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond's credit rating and thus its value.

o TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

o ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

                                                           Nuveen Investments 79

Notes


80 Nuveen Investments

Other Useful Information

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange ("NYSE") the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

SHARE INFORMATION

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds did not repurchase any of their common shares.

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

BOARD OF TRUSTEES

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER

Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN

State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND SHAREHOLDER SERVICES

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL

Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
Chicago, IL

                                                           Nuveen Investments 81

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, longterm investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

FOCUSED ON MEETING INVESTOR NEEDS.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $150 billion of assets on March 31, 2010.

FIND OUT HOW WE CAN HELP YOU.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or NUVEEN INVESTMENTS, 333 W. WACKER DR., CHICAGO, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: WWW.NUVEEN.COM/CEF

o     Share prices

o     Fund details

o     Daily financial news

o     Investor education

o     Interactive planning tools

Distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

                                                                     EAN-B-0310D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees ("Board") determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Nuveen New York Select Tax-Free Income Portfolio

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                        AUDIT FEES BILLED     AUDIT-RELATED FEES           TAX FEES        ALL OTHER FEES
FISCAL YEAR ENDED                          TO FUND (1)        BILLED TO FUND (2)      BILLED TO FUND (3)   BILLED TO FUND
--------------------------------------------------------------------------------------------------------------------------
March 31, 2010                              $ 9,111                  $ 0                    $ 0                $ 0
--------------------------------------------------------------------------------------------------------------------------
Percentage approved                              0%                   0%                     0%                 0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------------------
March 31, 2009                              $ 9,027                  $ 0                    $ 0                $ 0
--------------------------------------------------------------------------------------------------------------------------
Percentage approved                              0%                   0%                     0%                 0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                      AUDIT-RELATED FEES     TAX FEES BILLED TO        ALL OTHER FEES
                                      BILLED TO ADVISER AND       ADVISER AND         BILLED TO ADVISER
                                         AFFILIATED FUND        AFFILIATED FUND      AND AFFILIATED FUND
                                        SERVICE PROVIDERS      SERVICE PROVIDERS      SERVICE PROVIDERS
-----------------------------------------------------------------------------------------------------------
March 31, 2010                                 $ 0                     $ 0                    $ 0
-----------------------------------------------------------------------------------------------------------
Percentage approved                             0%                      0%                     0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------------
March 31, 2009                                 $ 0                     $ 0                    $ 0
-----------------------------------------------------------------------------------------------------------
Percentage approved                             0%                      0%                     0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------------


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                            TOTAL NON-AUDIT FEES
                                                             BILLED TO ADVISER AND
                                                            AFFILIATED FUND SERVICE     TOTAL NON-AUDIT FEES
                                                            PROVIDERS (ENGAGEMENTS     BILLED TO ADVISER AND
                                                            RELATED DIRECTLY TO THE   AFFILIATED FUND SERVICE
                                      TOTAL NON-AUDIT FEES  OPERATIONS AND FINANCIAL   PROVIDERS (ALL OTHER
                                         BILLED TO FUND     REPORTING OF THE FUND)         ENGAGEMENTS)          TOTAL
--------------------------------------------------------------------------------------------------------------------------
March 31, 2010                                $ 0                     $ 0                     $ 0                 $ 0
March 31, 2009                                $ 0                     $ 0                     $ 0                 $ 0

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, Terence J. Toth, William J. Schneider and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

      a)  See Portfolio of Investments in Item 1.

      b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                       FUND
CATHRYN P. STEEVES         Nuveen New York Select Tax-Free Income Portfolio

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                                                       NUMBER OF
PORTFOLIO MANAGER   TYPE OF ACCOUNT MANAGED            ASSETS      ACCOUNTS
--------------------------------------------------------------------------------
Cathryn P. Steeves  Registered Investment Company      44          $8.2 billion
                    Other Pooled Investment Vehicles   0           $0
                    Other Accounts                     0           $0

* Assets are as of March 31, 2010. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of March 31, 2010, the S&P/Investortools Municipal Bond index was comprised of 54,797 securities with an aggregate current market value of $1,187 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. In connection with the acquisition of Nuveen Investments, Inc., by a group of investors lead by Madison Dearborn Partners in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen's parent. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event. In addition, in July 2009, Nuveen Investments created and funded a trust, as part of a newly-established incentive program, which purchased shares of certain Nuveen Mutual Funds and awarded such shares, subject to vesting, to certain employees, including portfolio managers.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of the March 31, 2010, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.

                                                                                                 DOLLAR RANGE OF
                                                                                                 EQUITY SECURITIES
                                                                               DOLLAR RANGE OF   BENEFICIALLY OWNED
                                                                               EQUITY            IN THE REMAINDER OF
                                                                               SECURITIES        NUVEEN FUNDS MANAGED
                                                                               BENEFICIALLY      BY NAM'S MUNICIPAL
NAME OF PORTFOLIO MANAGER  FUND                                                OWNED IN FUND     INVESTMENT TEAM
---------------------------------------------------------------------------------------------------------------------
Cathryn Steeves            Nuveen New York Select Tax-Free Income Portfolio    $0                $10,001-$50,000

PORTFOLIO MANAGER BIO:

Cathryn Steeves, PhD is currently a portfolio manager for 45 state-specific municipal bond funds. She joined Nuveen in 1996 and worked as a senior analyst in the healthcare sector. Cathryn has an undergraduate degree from Wake Forest University, an MA, MPhil and a PhD from Columbia University.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Info/ Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen New York Select Tax-Free Income Portfolio
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: June 7, 2010
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: June 7, 2010
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: June 7, 2010
    -------------------------------------------------------------------